$500,000,000
REVOLVING CREDIT AGREEMENT
Dated as of December 17, 2018
as amended by
Amendment No. 1 on December 16, 2019,
Amendment No. 2 on December 15, 2020,
Amendment No. 3 on September 1, 2021,
Amendment No. 4 on January 25, 2022 and
Amendment No. 5 on August 23, 2023
Among
TCG CAPITAL MARKETS L.L.C.
TCG SENIOR FUNDING L.L.C.
as Borrowers,
THE LENDERS PARTY HERETO
and
MIZUHO BANK, LTD.,
as Administrative Agent
MIZUHO BANK, LTD.,
as Sole Lead Arranger and Sole Bookrunner
Exhibit 10.18
TABLE OF CONTENTS
Page

ARTICLE I DEFINITIONS
SECTION 1.01Defined Terms ........................................................................................................................	1
SECTION 1.02Terms Generally .....................................................................................................................	19
SECTION 1.03Accounting Terms; GAAP; Calculation of Debt to Equity Ratio ..........................................	20
SECTION 1.04Divisions .................................................................................................................................	20
ARTICLE II THE COMMITMENTS
SECTION 2.01The Loans ...............................................................................................................................	20
SECTION 2.02Letter of Credit Facility ..........................................................................................................	22
SECTION 2.03Fees .........................................................................................................................................	25
SECTION 2.04Changes of Commitments ......................................................................................................	26
SECTION 2.05Concerning Several and Not Joint Liability of the Borrowers ...............................................	27
SECTION 2.06Reserved .................................................................................................................................	27
SECTION 2.07Benchmark Replacement Rate Setting ...................................................................................	27
ARTICLE III PAYMENTS
SECTION 3.01Repayment ..............................................................................................................................	33
SECTION 3.02Interest ....................................................................................................................................	33
SECTION 3.03[Reserved] ...............................................................................................................................	34
SECTION 3.04Interest Rate Determinations ..................................................................................................	34
SECTION 3.05Voluntary Conversion or Continuation of Loans ...................................................................	35
SECTION 3.06Prepayments of Loans ............................................................................................................	35
SECTION 3.07Payments; Computations; Etc. ................................................................................................	36
SECTION 3.08Sharing of Payments, Etc. .......................................................................................................	37
SECTION 3.09Increased Costs .......................................................................................................................	38
SECTION 3.10Illegality ..................................................................................................................................	39
SECTION 3.11Taxes .......................................................................................................................................	39
SECTION 3.12Break Funding Payments ........................................................................................................	41
SECTION 3.13Mitigation Obligations; Replacement of Lenders ...................................................................	41
SECTION 3.14Defaulting Lenders .................................................................................................................	42
ARTICLE IV CONDITIONS PRECEDENT
SECTION 4.01Closing Conditions .................................................................................................................	44
SECTION 4.02Conditions Precedent to Each Borrowing and Issuance .........................................................	46
ARTICLE V REPRESENTATIONS AND WARRANTIES
SECTION 5.01Representations and Warranties .............................................................................................	46
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ARTICLE VI COVENANTS
SECTION 6.01Affirmative Covenants ...........................................................................................................	49
SECTION 6.02Negative Covenants ................................................................................................................	53
SECTION 6.03Financial Covenant .................................................................................................................	58
ARTICLE VII EVENTS OF DEFAULT
SECTION 7.01Events of Default ....................................................................................................................	58
SECTION 7.02Investors’ Right to Cure .........................................................................................................	60
ARTICLE VIII THE ADMINISTRATIVE AGENT
SECTION 8.01Appointment and Authority ....................................................................................................	61
SECTION 8.02Rights as a Lender ..................................................................................................................	61
SECTION 8.03Exculpatory Provisions ...........................................................................................................	61
SECTION 8.04Reliance by Administrative Agent .........................................................................................	62
SECTION 8.05Delegation of Duties ...............................................................................................................	62
SECTION 8.06Resignation of Administrative Agent .....................................................................................	63
SECTION 8.07Non-Reliance on Administrative Agent and Other Lenders ...................................................	63
SECTION 8.08Administrative Agent Indemnification ...................................................................................	63
SECTION 8.09No Other Duties; Etc. .............................................................................................................	64
ARTICLE IX MISCELLANEOUS
SECTION 9.01Amendments, Etc. ...................................................................................................................	64
SECTION 9.02Notices, the Borrowers as Administrative Borrowers, Etc. ....................................................	64
SECTION 9.03No Waiver; Remedies; Setoff .................................................................................................	67
SECTION 9.04Expenses; Indemnity; Damage Waiver ..................................................................................	67
SECTION 9.05Binding Effect, Successors and Assigns .................................................................................	68
SECTION 9.06Assignments and Participations ..............................................................................................	68
SECTION 9.07GOVERNING LAW; JURISDICTION; ETC. ..................................................................	71
SECTION 9.08Severability .............................................................................................................................	72
SECTION 9.09Counterparts; Effectiveness; Execution ..................................................................................	72
SECTION 9.10Survival ...................................................................................................................................	72
SECTION 9.11Waiver of Jury Trial ...............................................................................................................	72
SECTION 9.12Confidentiality ........................................................................................................................	73
SECTION 9.13No Fiduciary Relationship ......................................................................................................	73
SECTION 9.14Headings .................................................................................................................................	74
SECTION 9.15USA PATRIOT Act ................................................................................................................	74
SECTION 9.16Judgment Currency .................................................................................................................	74
SECTION 9.17European Monetary Union .....................................................................................................	74
SECTION 9.18Acknowledgement Regarding Any Supported QFCs .............................................................	76
Page
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ANNEXES
Annex AConcentration Percentages
SCHEDULES
Schedule I Lenders and Commitments
EXHIBITS
Exhibit A Form of Note
Exhibit BForm of Guarantee and Security Agreement
Exhibit CForm of Notice of Borrowing
Exhibit DForm of Assignment and Assumption
Exhibit E-1Form of Tax Statement for Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income
Tax Purposes
Exhibit E-2Form of Tax Statement for Non-U.S. Participants That Are Not Partnerships For U.S. Federal
Income Tax Purposes
Exhibit E-3Form of Tax Statement for Non-U.S. Participants That Are Partnerships For U.S. Federal Income
Tax Purposes
Exhibit E-4Form of Tax Statement for Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax
Purposes
Exhibit FForm of Trial Balances
Page
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REVOLVING CREDIT AGREEMENT dated as of December 17, 2018 (as amended or otherwise modified from time to time, this “Agreement”) among TCG Capital Markets L.L.C., a Delaware limited liability company (as a “Borrower”, and “TCG”), TCG Senior Funding L.L.C., a Delaware limited liability company (as a
“Borrower” and “TCG SF”, and together with TCG, the “Borrowers”), each of the Lenders (as defined below), and
MIZUHO BANK, LTD, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
WHEREAS, the Borrowers have requested the Lenders to extend credit in the form of Loans at any time and from time to time prior to the 2027 Termination Date in an aggregate principal amount at any time outstanding not in excess of the Aggregate Facility Amount.
WHEREAS, the Borrowers have requested the Issuing Lenders to issue letters of credit in an aggregate face amount at any time outstanding not in excess of $100,000,000.
NOW, THEREFORE, the Lenders are willing to extend to the Borrowers, and the Issuing Lenders are willing to issue letters of credit for the account of Borrowers, in each case, on the terms and subject to the conditions set forth herein.  Accordingly, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.01Defined Terms.  As used in this Agreement, the following terms shall have the following respective meanings:
“2024 Availability Period” means the period from and including the Business Day following the
Amendment No. 5 Effective Date to but excluding the earlier of the 2024 Termination Date and the date of termination of the 2024 Tranche Commitments in accordance with the terms hereof.
“2024 Termination Date” means August 21, 2024, provided that if such date is not a Business Day, the
2024 Termination Date shall be the immediately preceding Business Day.
“2024 Tranche Commitment” means, with respect to each 2024 Tranche Lender, the commitment of such
2024 Tranche Lender to make 2024 Tranche Revolving Loans to the Borrowers under Section 2.01(a)(i) and purchase participations in L/C Exposure in an aggregate amount at any one time outstanding up to the amount set forth opposite such 2024 Tranche Lender’s name on Schedule I or, if such 2024 Tranche Lender has entered into an
Assignment and Assumption, set forth for such 2024 Tranche Lender in the Register, as such amount may be reduced pursuant to Section 2.04(b). The aggregate principal amount of the 2024 Tranche Commitments on the
Amendment No. 5 Effective Date is $200,000,000.
“2024 Tranche Lender” means a Lender with a 2024 Tranche Commitment or holding 2024 Tranche
Revolving Loans.
“2024 Tranche Revolving Borrowing” means a Borrowing comprised of 2024 Tranche Revolving Loans.
“2024 Tranche Revolving Credit Exposure” means, with respect to any 2024 Tranche Lender at any time, and without duplication, the sum of the outstanding principal amount of such 2024 Tranche Lender’s 2024 Tranche
Revolving Loans and such 2024 Tranche Lender’s Total Commitment Percentage of the aggregate L/C Exposure.
“2024 Tranche Revolving Loan” means a Loan made by a 2024 Tranche Lender pursuant to Section
2.01(a)(i).  Each 2024 Tranche Revolving Loan shall be (i) a SOFR Loan denominated in Dollars, (ii) a
Eurocurrency Loan denominated in one or more Alternate Currencies or (iii) an ABR Loan denominated in Dollars.
“2027 Availability Period” means the period from and including the Business Day following the Closing
Date to but excluding the earlier of the 2027 Termination Date and the date of termination of the 2027 Tranche
Commitments in accordance with the terms hereof.
“2027 Termination Date” means September 1, 2027, provided that if such date is not a Business Day, the
2027 Termination Date shall be the immediately preceding Business Day.
“2027 Tranche Commitment” means, with respect to each 2027 Tranche Lender, the commitment of such
2027 Tranche Lender to make 2027 Tranche Revolving Loans to the Borrowers under Section 2.01(a)(ii) and purchase participations in L/C Exposure in an aggregate amount at any one time outstanding up to the amount set forth opposite such 2027 Tranche Lender’s name on Schedule I or, if such 2027 Tranche Lender has entered into an
Assignment and Assumption, set forth for such 2027 Tranche Lender in the Register, as such amount may be reduced pursuant to Section 2.04(b). The aggregate principal amount of the 2027 Tranche Commitments on the
Amendment No. 5 Effective Date is $300,000,000.
“2027 Tranche Lender” means a Lender with a 2027 Tranche Commitment or holding 2027 Tranche
Revolving Loans.
“2027 Tranche Revolving Borrowing” means a Borrowing comprised of 2027 Tranche Revolving Loans.
“2027 Tranche Revolving Credit Exposure” means, with respect to any 2027 Tranche Lender at any time, and without duplication, the sum of the outstanding principal amount of such 2027 Tranche Lender’s 2027 Tranche
Revolving Loans and such 2027 Tranche Lender’s Total Commitment Percentage of the aggregate L/C Exposure.
“2027 Tranche Revolving Loan” means a Loan made by a 2027 Tranche Lender pursuant to Section
2.01(a)(ii).  Each 2027 Tranche Revolving Loan shall be (i) a SOFR Loan denominated in Dollars, (ii) a
Eurocurrency Loan denominated in one or more Alternate Currencies or (iii) an ABR Loan denominated in Dollars.
“ABR” means a fluctuating interest rate per annum which shall at any time be the higher of:
(a)the rate of interest established by the Administrative Agent as its Prime Rate in effect at its principal office in New York, New York; and
(b)1/2 of 1.00% per annum above the Federal Funds Rate; and
(c)Adjusted Term SOFR in effect on such day for a one-month Interest Period plus 1.00%.
Any change in the ABR due to a change in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR
shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or
Adjusted Term SOFR, respectively.
The prime rate (the “Prime Rate”) is a rate established by MHCB based upon various factors including
MHCB’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such rate established by MHCB shall take effect at the opening of business on the day specified by MHCB of such change. In no event shall the ABR for any ABR Loan be less than 0%.
“ABR Loan” means, at any time, a Loan which bears interest at rates based upon the ABR.
“Adjusted Term SOFR” means, for purposes of any calculation and subject to the provisions of Section
2.07(a), the rate per annum equal to (a) Term SOFR for such calculation plus (b)  the Term SOFR Adjustment;
provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.
“Administrative Agent” has the meaning specified in the introduction hereto.
“Administrative Agent’s Account” means, with respect to any Currency, the account of the Administrative
Agent for such Currency most recently designated by it as such by notice to the Borrowers and the Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the
Administrative Agent.
“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with such specified Person.
“Aggregate Facility Amount” means, at any time, the aggregate amount of the Commitments then in effect.
The initial Aggregate Facility Amount was $250,000,000.  As of the Amendment No. 5 Effective Date, the
Aggregate Facility Amount is $500,000,000.

“Alternate Currency” means the Euro, British Pounds Sterling and any other currency approved by the
Administrative Agent, each Issuing Lender and each Lender that is freely convertible into Dollars and available to be borrowed in the interbank market in London.
“Alternate Currency Equivalent” means, on any date, with respect to any amount denominated in a given currency, the amount of Alternate Currency that would be required to purchase such amount of such given currency at or about 11:00 a.m., Local Time, on such date, for delivery two Business Days later, as  determined by the
Administrative Agent on the basis of the spot selling rate for the offering of such given currency for Alternate
Currency in the Principal Financial Center for the applicable given currency, all  determinations thereof by the
Administrative Agent to be conclusive and binding on the parties in the absence of manifest error.
“Amendment No. 3 Effective Date” means September 1, 2021.
“Amendment No. 4 Effective Date” means January 25, 2022.
“Amendment No. 5 Effective Date” means August 23, 2023.
“Applicable Commitment Percentage” means (a) with respect to any 2024 Tranche Lender, at any time, the percentage of the aggregate 2024 Tranche Commitments  represented by such Lender’s 2024 Tranche
Commitments; provided that if the 2024 Tranche Commitments have terminated or expired, the Applicable
Commitment Percentage of such 2024 Tranche Lender shall equal the percentage of aggregate outstanding 2024
Tranche Revolving Loans and L/C Exposure held by such Lender and if there is no outstanding 2024 Tranche
Revolving Loans and L/C Exposure, the Applicable Commitment Percentage shall be determined based upon the
2027 Tranche Commitments most recently in effect, giving effect to any assignments and (b) with respect to any
2027 Tranche Lender, at any time, the percentage of the aggregate 2027 Tranche Commitments  represented by such
Lender’s 2027 Tranche Commitments; provided that if the 2027 Tranche Commitments have terminated or expired, the Applicable Commitment Percentage of such 2027 Tranche Lender shall equal the percentage of aggregate outstanding 2027 Tranche Revolving Loans and L/C Exposure held by such Lender and if there is no outstanding
2027 Tranche Revolving Loans and L/C Exposure, the Applicable Commitment Percentage shall be determined based upon the 2027 Tranche Commitments most recently in effect, giving effect to any assignments.
“Applicable Lending Office” means, with respect to any Lender, such Lender’s Domestic Lending Office in the case of an ABR Loan or a SOFR Loan and such Lender’s Eurocurrency Lending Office in the case of a
Eurocurrency Loan.
“Applicable Margin” means:
(a) with respect to Category I Borrowings; (i) 2.00% with respect to SOFR Loans, (ii) 2.00% with respect to Eurocurrency Loans and (iii) 1.00% with respect to ABR Loans,
(b) with respect to Category II Borrowings; (i) 2.00% with respect to SOFR Loans, (ii) 2.00% with respect to Eurocurrency Loans and (iii) 1.00% with respect to ABR Loans,; provided that the Applicable
Margin with respect to any Category II Borrowing outstanding for more than six months from the earlier of the date of such Borrowing and the date of the Category V Borrowing that was converted to such
Borrowing shall be increased by (x) 0.50% per annum on the date that is six months after the earlier of the date of such Borrowing and the date of the Category V Borrowing that was converted to such Borrowing and (y) an additional 0.75% per annum on each six month anniversary thereafter,
(c) with respect to Category III Borrowings and Category IV Borrowings; (i) 2.00% with respect to SOFR Loans, (ii) 2.00% with respect to Eurocurrency Loans and (iii) 1.00% with respect to ABR
Loans,; provided that the Applicable Margin with respect to any Category III Borrowing or Category IV
Borrowing outstanding for more than six months the earlier of the date of such Borrowing and the date of the Category V Borrowing that was converted to such Borrowing shall be increased by (x) 0.50% per annum on the date that is six months after the earlier of the date of such Borrowing and the date of the
Category V Borrowing that was converted to such Borrowing and (y) an additional 1.00% per annum on each six month anniversary thereafter, and
(d) with respect to Category V Borrowings; (i) 1.50% with respect to SOFR Loans, (ii) 1.50%
with respect to Eurocurrency Loans and (iii) 0.50% with respect to ABR Loans; provided that any Category
V Borrowing outstanding for more than 45 days shall automatically be converted to the Borrowing
Category that otherwise would have applied based upon the type of transaction being financed pursuant to the definition of “Category V Borrowing” and, after such date, the Applicable Margin with respect to such
Borrowing Category shall apply to such Borrowing.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a
Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an
Eligible Assignee (with the consent of any party whose consent is required by Section 9.06(b)) and accepted by the
Administrative Agent, substantially in the form of Exhibit D or any other form approved by the Administrative
Agent.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Borrowers” and “Borrower” have the respective meanings specified in the heading hereof.
“Borrowing” means a borrowing consisting of simultaneous Loans of the same Type made by the Lenders to the Borrowers pursuant to Section 2.01.
“Borrowing Category” means a Category I Borrowing, a Category II Borrowing, a Category III Borrowing,
a Category IV Borrowing, or a Category V Borrowing.
“Broker-Dealer Subsidiary” means any direct or indirect registered broker-dealer Subsidiary of any
Borrower.  For the avoidance of doubt, TCG is not a Broker-Dealer Subsidiary.
“Business Day” means (a) a day on which commercial banks are not authorized by law or required to close in New York City, (b) if such day relates to a SOFR Loan, a day that is a U.S. Government Securities Business Day,
(c) if such day relates to a Borrowing of, or a payment or prepayment of principal of or interest on or an Interest
Period for a Eurocurrency Loan denominated in an Alternate Currency (other than Euros), or a notice with respect thereto, that is also a day on which commercial banks and foreign exchange markets settle payments in the Principal
Financial Center for such Currency, and (d) if such day relates to a Borrowing of, or a payment or prepayment of principal of or interest on or an Interest Period for, a Eurocurrency Loan denominated in Euros, or a notice with respect thereto, that is also a Target Operating Day (as defined in Section 9.17).
“Capital Lease Obligations” of a Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) Property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP; provided that the adoption or issuance of any accounting standards after the Closing Date will not cause any obligations under any lease that were not or would not have been Capital Lease Obligations prior to such adoption or issuance to be deemed Capital Lease Obligations.
“Cash Equivalents” means:
(a)securities issued or unconditionally guaranteed by the United States government or any agency or instrumentality thereof, in each case having maturities of not more than 12 months from the date of acquisition thereof;
(b)securities issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than 12 months from the date of acquisition thereof and, at the time of acquisition, having an investment grade rating generally obtainable from either S&P or
Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, then from another nationally recognized rating service);
(c)commercial paper issued by any Lender or any bank holding company owning any
Lender;

(d)commercial paper maturing no more than 12 months after the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 or P-1 from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized rating service);
(e)certificates of deposit or bankers’ acceptances, having a rating of at least A-1 or P-1 from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized rating service), maturing no more than one year after the date of acquisition thereof issued by any Lender or any other bank having combined capital and surplus of not less than $200,000,000 in the case of domestic banks and $100,000,000 (or the Dollar Equivalent thereof) in the case of foreign banks;
(f)repurchase agreements with a term of not more than 90 days for underlying securities of the type described in clauses (a), (b) and (e) above entered into with any bank meeting the qualifications specified in clause (e) above or securities dealers of recognized national standing;
(g)marketable short-term money market and similar funds having a rating of at least A-1 or
P-1 from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized rating service);
(h)shares of investment companies that are registered under the Investment Company Act of
1940 and substantially all the investments of which are one or more of the types of securities described in clauses (a) through (g) above; and
(i)in the case of any non-U.S. organized Subsidiary or investment made in a country outside the United States, other customarily utilized high-quality investment in the country where such non-U.S.
organized Subsidiary is located or in which such investment is made and of a type analogous to the foregoing.
“Category I Borrowing” means a Borrowing made or a Letter of Credit issued for general corporate purposes or to finance the working capital needs of any Borrower or any Subsidiary of any Borrower, including financing the regulatory capital requirements of TCG and any Broker-Dealer Subsidiary.
“Category II Borrowing” means a Borrowing made or a Letter of Credit issued to finance obligations of any Borrower or any Subsidiary of any Borrower relating to any Senior Debt Transaction.
“Category III Borrowing” means a Borrowing made or a Letter of Credit issued to finance obligations of any Borrower or any Subsidiary of any Borrower relating to a Subordinated Debt Transaction.
“Category IV Borrowing” means a Borrowing made or a Letter of Credit issued to finance obligations of any Borrower or any Subsidiary of any Borrower relating to an Equity Bridge Transaction.
“Category V Borrowing” means a Borrowing made to finance any Borrower’s, or any Subsidiary of any
Borrower’s, facilitation of a debt capital markets “fronting” arrangement pursuant to which such Borrower or such
Subsidiary is acting as the initial purchaser or lender of a debt instrument that has been reserved by such Borrower or such Subsidiary for purchase by another Person from whom an order has been received and such arrangement involves terms that are customary in the market for “fronting” transactions (and such Borrowing, for the avoidance of doubt, shall not be deemed to be outstanding under any other Borrowing Category unless such Borrowing remains outstanding for 45 days after the date on which such Borrowing was initially made, at which time the outstanding amount of such Borrowing shall be converted to, and deemed to be outstanding under, the Borrowing Category that otherwise would have applied based upon the type of transaction being financed); provided that only the portion of a
Borrowing constituting such “fronting” arrangement may be deemed a Category V Borrowing, with the portion not constituting such “fronting” arrangement being allocated to such other applicable Borrowing Category.  On or prior to the making of a Borrowing any portion of which constitutes a Category V Borrowing, the applicable Borrower shall deliver the certificate required pursuant to Section 4.02(e), which shall specify the “fronting” portion of such
Borrowing and the applicable Borrowing Category for any portion that is not a “fronting” portion.
“Change in Law” means the occurrence, after the date of this Agreement, of the adoption of any law, rule, regulation or treaty, or of any change in applicable law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority having jurisdiction or the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority;
provided that notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and

Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,”
regardless of the date enacted, adopted or issued; provided, further, that any increased costs associated with a
Change in Law based on the foregoing clauses (a) and/or (b) may only be imposed to the extent the relevant Lender or Issuing Lender, as applicable, imposes the same charges generally on other similarly situated borrowers under comparable credit facilities.
“Change of Control” means, and shall be deemed to have occurred if, Sponsor or its Affiliates shall at any time not own, directly or indirectly, beneficially and of record, (i) more than 66 2/3% of the voting power of the outstanding Voting Shares of any Borrower and (ii) at least 66 2/3% of the outstanding Equity Interests of any
Borrower.
“Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are 2024 Tranche Revolving Loans or 2027 Tranche Revolving Loans and (b) any
Lender, refers to whether such Lender is a 2024 Tranche Lender or a 2027 Tranche Lender.
“Closing Date” means December 17, 2018.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Collateral” shall mean, collectively, all of the “Collateral” as defined in the Guarantee and Security
Agreement and all other property of whatever kind and nature subject or purported to be subject from time to time to a Lien under any Security Document.
“Commitments” means, as to each Lender, such Lender’s 2024 Tranche Commitment and 2027 Tranche
Commitment.
“Commitment Termination Date” means the 2024 Termination Date or the 2027 Termination Date, as
applicable.
“Competitor” has the meaning assigned to such term in the definition of “Disqualified Institutions.”
“Concentration Percentages” has the meaning specified in Annex A.
“Continuation,” “Continue” and “Continued” refer to a continuation of Eurocurrency Loans or SOFR
Loans from one Interest Period to the next Interest Period pursuant to Section 3.05(b).
“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise, and “Controlling” and “Controlled” have meanings correlative thereto.
“Convert,” “Conversion” and “Converted” refer to a conversion of Loans of one Type into Loans of the other Type pursuant to Section 3.04 or Section 3.05.
“Covered Party” has the meaning specified in Section 9.18.
“Cure Right” has the meaning specified in Section 7.02(a).
“Currencies” means, collectively, Dollars and the Alternate Currencies.
“Debt to Equity Ratio” means, with respect to any Borrower, as of any date of determination, the ratio of
Total Debt of such Borrower to Total Equity of such Borrower.
“Default” means any event or condition that constitutes an Event of Default or that, with notice or lapse of time or both, would become an Event of Default.
“Defaulting Lender” means, subject to Section 3.14(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans or participations in Letters of Credit within two Business Days of the date such Loans or participations in Letters of Credit were required to be funded hereunder, or (ii) pay to the Administrative Agent, the

Issuing Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two Business Days of the date when due, (b) has notified TCG, the
Administrative Agent or the Issuing Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect, (c) has failed, within three Business Days after written request by the Administrative Agent or TCG, to confirm in writing to the Administrative Agent and TCG that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting
Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and TCG), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any bankruptcy, insolvency, reorganization or similar law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative
Agent (or the Majority Lenders to the extent that the Administrative Agent is the Defaulting Lender) that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 3.14(b)) upon delivery of written notice of such determination to the Administrative Agent, TCG, the Issuing Lender and each
Lender, as applicable.
“Designated Entity” means at any time, any corporation, partnership, limited liability company or other entity formed or acquired after the Closing Date that is not a Borrower and of which at least a majority but less than
100% of the Voting Shares are at the time directly or indirectly owned or controlled by a Borrower or one or more
Subsidiaries of a Borrower, which has been designated in a written notice from TCG to the Administrative Agent as a Designated Entity; provided that at the time of such designation (a) no Default or Event of Default would result from such designation and (b) after giving pro forma effect to such designation the Debt to Equity Ratio of each
Borrower is less than or equal to 7.00 to 1.00.  TCG may, by written notice to the Administrative Agent, de-
designate any Designated Entity and thereafter such entity shall not longer constitute a Designated Entity, but only if
(a) no Default or Event of Default would result from such de-designation and (b) after giving pro forma effect to such de-designation the Debt to Equity Ratio of each Borrower is less than or equal to 7.00 to 1.00.
“Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Equity Interests other than
Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof (other than solely for Equity Interests other than Disqualified Equity Interests), in whole or in part,
(c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case of clauses (a) through (d) above, prior to the date that is 91 days after the 2027 Termination Date.
“Disqualified Institutions” means (a) those banks, financial institutions and other Persons separately identified by name in writing to the Administrative Agent on or before the Closing Date, or after the Closing Date, with the consent of the Administrative Agent (not to be unreasonably withheld, conditioned or delayed), (b) any other Person specifically identified by name in writing to the Administrative Agent from time to time to the extent such person is or becomes a competitor of the Borrowers or the Borrowers’ subsidiaries (each such person, a
“Competitor”), (c) any Subsidiary or Affiliate of a Disqualified Institution that is reasonably identifiable on the basis of such subsidiary’s or affiliate’s name as a Subsidiary or Affiliate of a Disqualified Institution and (d) any private equity fund, hedge fund, non-bank entity or other alternative investment vehicle; provided that the foregoing shall not apply retroactively to disqualify any parties that have previously acquired an assignment or participation interest in the Loans to the extent such party was not a Disqualified Institution at the time of the applicable assignment or participation, as the case may be; provided, for the avoidance of doubt, (1) that in no event may any Disqualified
Institution increase its hold level or be eligible to receive any additional assignments, and (2) any entity that is a
Disqualified Institution under the clauses above may not become an Eligible Assignee due to the fact that it is an
Affiliate of an existing Lender.
“Dollar Equivalent” means, on any date, with respect to any amount denominated in an Alternate Currency, the amount of Dollars that would be required to purchase such amount of such Alternate Currency at or about 11:00
a.m., Local Time, on such date, for delivery two Business Days later, as determined by the Administrative Agent on the basis of the spot selling rate for the offering of such Alternate Currency for Dollars in the Principal Financial
Center for the applicable Alternate Currency, all determinations thereof by the Administrative Agent to be conclusive and binding on the parties in the absence of manifest error.

“Dollars” and “$” refers to lawful money of the United States.
“Domestic Lending Office” means, with respect to any Lender, the office of such Lender specified as its
“Domestic Lending Office” in the Administrative Questionnaire of such Lender or in the Assignment and
Assumption pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Administrative Agent.
“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia.
“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any
other Person (other than a Disqualified Institution or a natural person) approved by the Administrative Agent and the
Issuing Lender and, unless a Specified Event of Default has occurred and is continuing, by TCG (each such approval not to be unreasonably withheld or delayed; provided that, (x) TCG shall have absolute consent rights with regard to any proposed assignment to a Disqualified Institution notwithstanding anything in this Agreement to the contrary and (y) investment objectives and/or history of any proposed lender or its affiliates shall be a reasonable basis for
TCG to withhold consent); provided that (1) no approval of TCG (other than with respect to Disqualified
Institutions) shall be required in connection with the primary syndication of the Commitments and Loans to persons
(or any Affiliate or Approved Fund thereof) which TCG has previously consented to in writing (including by email),
(2) to the extent the consent of TCG is required for any assignment, such consent shall be deemed to have been given (except with respect to Disqualified Institutions) if TCG has not responded within ten (10) Business Days of a written request for such consent and (3) notwithstanding anything to the contrary herein, “Eligible Assignee” shall not include at any time any Disqualified Institutions (unless consented to in writing by TCG in its sole discretion), any Defaulting Lender, or any natural person.
“Equity Bridge Transaction” means an equity underwriting or commitment of a Borrower or any Subsidiary of a Borrower.
“Equity Contribution” means the contribution by the Sponsor, directly or indirectly, to the Borrowers, collectively, on or prior to the Closing Date of an aggregate amount of cash of up to $5,000,000; provided that at least $500,000 of such aggregate amount shall be contributed to each Borrower.
“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company (including any securities convertible or exchangeable for such stock or interests), beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
“ERISA Affiliate” means any Person that, together with any of the Borrowers, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.
“ERISA Event” means (a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than those events for which the 30-day notice period is waived pursuant to Department of Labor Reg. Section 4043 as in effect on the date hereof); (b) the failure of any Plan to satisfy the minimum funding standards (as defined in Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of
ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Borrower or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Borrower or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from any Borrower or any of its
ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a
Multiemployer Plan is, or is expected to be, insolvent within the meaning of Title IV of ERISA.
“EURIBOR Rate” means the greater of (i) the rate per annum equal to the Euro Interbank Offered Rate as administered by the European Money Markets Institute (or any other Person that takes over the administration of such rate) for a period equal in length to such Interest Period, as displayed on the applicable Reuters page (or on any successor or substitute page or service providing such quotations as determined by the Administrative Agent from time to time at approximately 11:00 a.m. (Brussels time) two London Banking Days prior to the commencement of such Interest Period and (ii) 0%.
“Euro” has the meaning specified in Section 9.17.
“Eurocurrency Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Eurocurrency Lending Office” in the Administrative Questionnaire of such Lender or in the Assignment and
Assumption pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the
Administrative Agent.
“Eurocurrency Loan” means, at any time, a Loan which bears interest at rates based upon the Eurocurrency
Rate.
“Eurocurrency Rate” means, (a) for Loans denominated in British Pounds Sterling for any SONIA Interest
Day, Daily Simple SONIA for such SONIA Interest Day and (b) for Loans of any Interest Period denominated in
Euro, the EURIBOR Rate for such Interest Period.
“Events of Default” has the meaning specified in Section 7.01.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to an Administrative
Agent or a Lender (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of such recipient being organized under the laws of, or having its principal office, or in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) Taxes that are attributable to such recipient’s failure to comply with the requirements of Section 3.11(f), (c) with respect to a
Lender, U.S. federal withholding taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which such
Lender becomes a party to this Agreement (other than pursuant to a request by the Borrowers under Section 3.13(b))
or changes its applicable lending office, except to the extent that such Lender’s assignor (if any) was entitled, immediately prior to the assignment, or such Lender was entitled, immediately before it changed its lending office, to receive additional amounts from either Borrower with respect to such Taxes pursuant to Section 3.11(b) and (d)
any Taxes imposed under FATCA.
“FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations promulgated thereunder or official interpretations thereof and any agreements entered into pursuant to current Section 1471(b)(1) of the Code (or any amended or successor version described above) and any intergovernmental agreement, treaty or convention among Governmental Authorities (or related laws, regulations or official administrative guidance) implementing the foregoing.
“Federal Funds Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next
1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the
Administrative Agent from three Federal funds brokers of recognized standing selected by it.
“Finance Subsidiary” means TCG SF and any direct or indirect Subsidiary of any Borrower formed for the purposes of providing financing in the Borrowers’ financing business.
“Finance Subsidiary Debt” means Indebtedness under any warehouse credit facility or other similar line of credit entered into for the purpose of funding Indebtedness originated or extended by any Finance Subsidiary.
“Financial Officer” means the chief financial officer, principal financial officer, treasurer, controller or a director of a Borrower.
“Financing Transaction” means any Equity Bridge Transaction, Senior Debt Transaction or Subordinated
Debt Transaction.

“Financing Transaction Borrowing” means any Category II Borrowing, Category III Borrowing or
Category IV Borrowing.
“FINRA” means the Financial Industry Regulatory Authority, or any other Self-Regulatory Organization that succeeds to the functions thereof.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to Adjusted
Term SOFR or the Eurocurrency Rate.  For the avoidance of doubt, the Floor means a rate of interest equal to
0.00%.
“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
“Fund” means any Person (other than a natural person) that is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“GAAP” means accounting principles generally accepted in the United States as in effect from time to time.
“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state, local or otherwise, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the
“primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or to advance or supply funds for the purchase or payment of) such
Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof,
(b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guarantee issued to support such Indebtedness; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.  The amount of any Guarantee shall be deemed to be an amount equal to the stated
or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made (or, if such Guarantee is limited by its terms to a lesser amount, such lesser amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing
Person in good faith.
“Guarantee and Security Agreement” means the Guaranty and Security Agreement dated as of the Closing
Date, among the Obligors and the Administrative Agent in substantially the form of Exhibit B, as from time to time further amended, modified or supplemented.
“Guarantors” means, at any time, collectively, those Subsidiaries of the Borrowers that become a party to the Guarantee and Security Agreement pursuant to Section 6.01(i).
“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement or other derivative transaction.
“Indebtedness” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or similar instruments, (b) the deferred purchase price of assets or services that in accordance with GAAP would be included as a liability on the balance sheet of such Person, (c) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder and all direct obligations arising under bankers’
acceptances, bank guaranties, surety bonds and similar instruments, (d) all Indebtedness of any other Person secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such
Person, (e) the principal component of all Capital Lease Obligations of such Person, (f) all obligations of such
Person under interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts, commodity price protection agreements or other commodity price hedging agreements and other similar agreements, (g) without duplication, all Guarantees by such Person of

Indebtedness of others and (h) all obligations of such Person in respect of Disqualified Equity Interests, provided that Indebtedness shall not include (i) trade and other ordinary course payables and accrued expenses arising in the ordinary course of business, (ii) deferred or prepaid revenue and (iii) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller.
The amount of Indebtedness of any Person for purposes of clause (d) shall be deemed to be equal to the lesser of (i)
the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.
“Indemnified Taxes” means all (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Obligor under any Loan Document, and (ii) to the extent not otherwise described in clause (i), Other Taxes.
“Indemnitee” has the meaning specified in Section 9.04(b).
“Interest Period” means, for any Eurocurrency Loan or SOFR Loan, the period beginning on the date such
Loan is made, or Continued or Converted from an ABR Loan, and ending on the last day of the period selected by the Borrowers pursuant to the provisions below, and thereafter each subsequent period commencing on the last day of the immediately preceding Interest Period therefor and ending on the last day of the period selected by the
Borrowers pursuant to the provisions below.  The duration of each Interest Period shall be one, three or six months, as the Borrowers may select by notice to the Administrative Agent no later than 11:00 a.m. (New York time) on the third Business Day prior to the first day of such Interest Period.
Notwithstanding the foregoing:
(v)if any Interest Period would otherwise commence before and end after the applicable
Commitment Termination Date, such Interest Period shall end on such Commitment Termination Date,
(w)each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day, unless such next succeeding Business Day would fall in the succeeding month, in which case such Interest Period shall end on the next preceding Business Day,
(x)each Interest Period that commences on the last day of a month (or on any day for which there is no numerically corresponding day in the appropriate subsequent month) shall end on the last
Business Day of the appropriate subsequent calendar month,
(y)Interest Periods commencing on the same day for Loans comprising part of  the same
Borrowing shall be of the same duration, and
(z)the Interest Period available for Loans denominated in British Pounds Sterling shall solely be the SONIA Interest Day.
“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or all or a substantial part of the business of, such Person.
“Issuing Lender” means MHCB, and/or any other Lender from time to time designated as an Issuing
Lender in a writing signed by such Lender, the Borrowers and the Administrative Agent (MHCB and such other
Lender being collectively referred to herein as the “Issuing Lender” unless the context otherwise requires).
“L/C Exposure” means, at any time, the sum of (a) the aggregate undrawn face amount of all outstanding
Letters of Credit and (b) the aggregate amount of unreimbursed L/C Payments under all outstanding Letters of
Credit (or, if applicable with respect to clauses (a) and (b), the Dollar Equivalent thereof).
“L/C Payment” means a payment by an Issuing Lender of a draft or demand drawn under a Letter of Credit.
“L/C Reimbursement Obligation” means the obligation of a Borrower to reimburse an Issuing Lender for an L/C Payment pursuant to Section 2.02(d)(ii).
“L/C Related Documents” has the meaning specified in Section 2.02(c)(i).

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case, whether or not having the force of law.
“Lead Arranger” means MHCB, in its capacity as sole lead arranger and sole bookrunner.
“Lender” means each bank or other financial institution listed on the signature pages hereof and each
Person that shall become a party hereto pursuant to 9.06.
“Letter of Credit” has the meaning specified in Section 2.02(a)(i).
“Letter of Credit Facility Amount” means the lesser of (a) $100,000,000 and (b) the Aggregate Facility
Amount.
“Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).
“Loan” has the meaning specified in Section 2.01(a)(ii).  Each Loan shall be (i) a SOFR Loan denominated in Dollars, (ii) Eurocurrency Loan denominated in one or more Alternate Currencies or (iii) an ABR Loan denominated in Dollars.
“Loan Documents” means, collectively, this Agreement, the Notes and each Security Document.
“Local Time” means (a) with respect to any Loan denominated or any payment to be made in Dollars, New
York time, and (b) with respect to any Eurocurrency Loan denominated or any payment to be made in an Alternate
Currency, the local time in the Principal Financial Center for such Alternate Currency.
“London Banking Day” means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London.
“Majority Lenders” means, at any time (a) Lenders holding more than 50% of the aggregate Commitments of all Lenders, or (b) if any Commitments have terminated or expired, Lenders having collectively more than 50% of the sum of (i) the aggregate amount of the unpaid principal amount of the Loans, (ii) the aggregate amount of unexpired Commitments of all Lenders and (iii) the L/C Exposure (computed at any time, in the case of such Loans and L/C Exposure denominated in an Alternate Currency, as the Dollar Equivalent thereof as determined by the
Administrative Agent); provided that the unused Commitments of, and the portion of the Total Credit Exposure held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Majority
Lenders.
“Majority Tranche Lenders” when used in reference to Lenders of any Class, means, at any time, (a)(i) in the case of the 2024 Tranche Lenders, 2024 Tranche Lenders having 2024 Tranche Revolving Credit Exposures and unused 2024 Tranche Commitments representing more than 50% of the sum of the aggregate 2024 Tranche
Revolving Credit Exposures and the aggregate unused 2024 Tranche Commitments at such time and (ii) in the case of the 2027 Tranche Lenders, 2027 Tranche Lenders having 2027 Tranche Revolving Credit Exposures and unused
2027 Tranche Commitments representing more than 50% of the sum of the aggregate 2027 Tranche Revolving
Credit Exposures and the aggregate unused 2027 Tranche Commitments at such time, or (b) (i) if the 2024 Tranche
Commitments have terminated or expired, 2024 Tranche Lenders having collectively more than 50% of the sum of
(x) aggregate amount of the unpaid principal amount of the 2024 Tranche Revolving Loans and (y) L/C Exposure
(computed at any time, in the case of such 2024 Tranche Revolving Loans and L/C Exposure denominated in an
Alternate Currency, as the Dollar Equivalent thereof as determined by the Administrative Agent) and (ii) if the 2027
Tranche Commitments have terminated or expired, 2027 Tranche Lenders having collectively more than 50% of the sum of (x) aggregate amount of the unpaid principal amount of the 2027 Tranche Revolving Loans and (y) L/C
Exposure (computed at any time, in the case of such 2027 Tranche Revolving Loans and L/C Exposure denominated in an Alternate Currency, as the Dollar Equivalent thereof as determined by the Administrative Agent); provided that the unused Commitment of, and the portion of the Total Credit Exposure held or deemed held by, any
Defaulting Lender shall be excluded for purposes of making a determination of Majority Tranche Lenders.

“Material Adverse Effect” means a material adverse effect on (a) the business, financial condition, properties or operations of the Borrowers and their respective Subsidiaries taken as a whole, (b) the ability of any
Obligor to perform any of its material obligations under any Loan Document or (c) the material rights and remedies of, or benefits available, to the Administrative Agent or the Lenders under any Loan Document.
“Material Foreign Subsidiary” means any Foreign Subsidiary (inclusive of its Subsidiaries) that, as of the last day of the fiscal quarter of the Borrowers most recently ended for which financial statements have been delivered pursuant to Section 6.01(a)(i) or (ii), (a) generated over 25% of consolidated revenues of the Borrowers and their respective Subsidiaries for the period of two years ended at the end of such fiscal quarter or (b) to which more than $70,000,000 of the Aggregate Facility Amount has been funded as of such date and has been funded for the period of six months immediately preceding such date.
“Material Indebtedness” means Indebtedness of the type described in clause (a) of the definition thereof issued or incurred under any agreement or instrument in an aggregate outstanding principal amount of $25,000,000 or more.
“Material Subsidiary” means any Subsidiary that constitutes a “significant subsidiary” as defined under
Regulation S-X promulgated by the SEC, as in effect from time to time.
“MHCB” means Mizuho Bank, Ltd. or any successor thereto.
“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.
“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Non-U.S. Lender” has the meaning specified in Section 3.11(f)(i).
“Note” has the meaning specified in Section 2.01(e).
“Notice of Borrowing” has the meaning specified in Section 2.01(b)(ii).
“Notice of Issuance” has the meaning specified in Section 2.02(c)(i).
“Obligations” means (i) all obligations of the Borrowers and the Guarantors under the Loan Documents to pay the principal of and interest on the Loans and the L/C Reimbursement Obligations and all fees, premiums, costs, expenses, indemnification payments and other amounts or obligations whatsoever, whether direct or indirect, absolute or contingent, now or hereafter from time to time owing or arising under, out of, or in connection with the
Loan Documents, (ii) all other monetary obligations of the Borrowers and the Guarantors in respect of the Loans and
Letters of Credit or otherwise owed under, or pursuant to, or in connection with the Credit Agreement and each other Loan Document, and (iii) in the case of each of the foregoing, including all interest thereon and fees and expenses related thereto, and including any interest, expenses and other amounts accruing or arising after the commencement of any case or proceeding with respect to any Obligor under the United States Bankruptcy Code or any other bankruptcy or insolvency law (whether or not such interest, fees or expenses and other amounts are allowed or allowable as a claim in whole or in part in such case or proceeding).
“Obligors” means, collectively, the Borrowers and the Guarantors.
“OFAC” has the meaning specified in Section 5.01(g).
“Organizational Documents” shall mean, with respect to any person, (i) in the case of any corporation, the certificate of incorporation and by-laws (or similar documents) of such person, (ii) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such person, (iii) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such person, (iv) in the case of any general partnership, the partnership agreement (or similar document) of such person and (v) in any other case, the functional equivalent of the foregoing.
“Other Connection Taxes” means, with respect to any Agent or Lender, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar
Taxes arising from any payment made under any Loan Document or from the execution, delivery, registration or enforcement of, perfecting a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.13(b)).
“Participant” has the meaning specified in Section 9.06(d).
“Patriot Act” has the meaning specified in Section 9.15.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in Section 4002 of
ERISA and any successor entity performing similar functions.
“Permitted Liens” means:
(a)Liens for taxes, assessments or governmental charges or claims not yet overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings for which appropriate reserves have been established to the extent required by and in accordance with GAAP, or for property taxes on property that a Borrower or one of its Subsidiaries has determined to abandon if the sole recourse for such tax, assessment, charge or claim is to such property;
(b)Liens in respect of property or assets of a Borrower or any of its Subsidiaries imposed by law, such as carriers’, warehousemen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business, in each case so long as such Liens arise in the ordinary course of business and do not individually or in the aggregate have a Material Adverse Effect;
(c)Liens arising from judgments or decrees in circumstances not constituting an Event of
Default under 7.01(j);
(d)Liens incurred or deposits made in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-
of-money bonds and other similar obligations incurred in the ordinary course of business;
(e)ground leases in respect of real property on which facilities owned or leased by a
Borrower or any of its Subsidiaries are located;
(f)easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of the Borrowers and their respective Subsidiaries, taken as a whole;
(g)any interest or title of a lessor or secured by a lessor’s interest under any lease permitted by this Agreement;
(h)Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;
(i)leases, licenses, subleases or sublicenses granted to others not interfering in any material respect with the business of the Borrowers and their respective Subsidiaries, taken as a whole;
(j)Liens arising from precautionary UCC financing statement or similar filings made in respect of operating leases entered into by a Borrower or any of its Subsidiaries;
(k)Liens created in the ordinary course of business in favor of banks and other financial institutions over credit balances of any bank accounts, brokerage accounts or commodities accounts of the
Borrowers and their respective Subsidiaries held at such banks or financial institutions, including any accounts maintained with any clearing or settlement bank or other financial institution; and

(l)any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrowers and their respective Subsidiaries, taken as a whole.
“Permitted Subordinated Debt” shall mean unsecured senior subordinated notes, or other unsecured senior subordinated Indebtedness, issued by a Borrower or any Guarantor, (a) the terms of which (i) do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to a date 91 days after 2027
Termination Date (other than customary offers to purchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default) and (ii) provide for customary subordination to the obligations of the Obligors under the Loan Documents, (b) the covenants, events of default, guarantees, collateral and other terms of which (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to the Borrowers and their respective Subsidiaries than those herein; provided that a certificate of a
Financial Officer of TCG is delivered to the Administrative Agent at least seven Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that TCG has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies TCG within such period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees), (c) of which no Subsidiary of the Borrowers (other than a Guarantor) is an obligor and (d) after giving pro forma effect to the issuance thereof, the Borrowers shall be in compliance with the financial covenant set forth in Section 6.03.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which either
Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
“Pledged Equity” has the meaning specified in the Guarantee and Security Agreement.
“Prime Rate” has the meaning specified in the definition of “ABR”.
“Principal Financial Center” means, for any Currency, the principal financial center in the country of issue of such Currency, as reasonably determined by the Administrative Agent.
“Property” of any Person means any property or assets, or interest therein, of such Person.
“QFC Credit Support” has the meaning specified in Section 9.18.
“Register” has the meaning specified in Section 9.06(c).
“Regulations T, U and X” means, respectively, Regulations T, U and X of the Board of Governors of the
Federal Reserve System (or any successor), as from time to time amended, modified or supplemented.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent Person thereof).
“Rule 15c3-1” means Rule 15c3-1 of the General Rules and Regulations promulgated by the SEC under the
Exchange Act (17 CFR 240, 15c3-1), as from time to time amended, modified or supplemented, or such other rule or regulation of the SEC which replaces Rule 15c3-1.
“S&P” means Standard & Poor’s Rating Services or any successor thereto.

“Sanctions” has the meaning specified in Section 5.01(g).
“Sanctioned Country” has the meaning specified in Section 5.01(g).
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to the principal functions thereof.
“Secured Creditors” means, collectively, the Lenders (including each Issuing Lender) and the
Administrative Agent, any other holder from time to time of any of the Secured Obligations and, in each case, their respective successors and assigns.
“Secured Hedging Agreement” means any Hedging Agreement between either Borrower or any other
Obligor and a counterparty that is (or is an Affiliate of) the Administrative Agent or a Lender as of the Closing Date
or at the time such Hedging Agreement is entered into, provided that, in the case of any Hedging Agreement entered into with an Affiliate of any Lender, (x) such Hedging Agreement has been designated to the Administrative Agent and the Lenders by written notice from the Borrowers as being a Secured Hedging Agreement and (y) such person shall have delivered to the Administrative Agent a letter agreement in form and substance acceptable to the
Administrative Agent pursuant to which such person (i) appoints the Administrative Agent as its agent under the applicable Loan Documents and (ii) agrees to be bound by the provisions of Article VIII, Section 9.04 and Section
9.07 as if it were a Lender.
“Secured Obligations” has the meaning assigned to such term in the Guarantee and Security Agreement.
“Security Documents” shall mean the Guarantee and Security Agreement, each Control Agreement (as defined in the Guarantee and Security Agreement) and any other such security document, pledge agreement, instrument or document utilized to pledge or grant or purport to pledge or grant a security interest or lien on any property as collateral for the Secured Obligations.
“Self-Regulatory Organization” has the meaning assigned to such term in Section 3(a)(26) of the Exchange
Act.
“Senior Debt Transaction” means (i) a senior debt underwriting or commitment of a Borrower or any
Subsidiary of a Borrower or (ii) a payment of a Borrower or any Subsidiary of a Borrower under a fronting or participation arrangement permitted under Section 6.02(a)(x) related to senior debt.
“SIPA” means the Securities Investor Protection Act of 1970, as from time to time amended, modified or supplemented.
“SIPC” means the Securities Investor Protection Corporation established pursuant to SIPA or any other corporation succeeding to the principal functions thereof.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR
Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing.
“SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “ABR”.
“Solvent” and “Solvency” mean, with respect to any Person, that as of the Closing Date, (a) (i) the sum of such Person’s debts (including contingent liabilities) does not exceed the present fair saleable value of such Person’s present assets; (ii) such Person’s capital is not unreasonably small in relation to its business as contemplated on the
Closing Date; and (iii) such Person has not incurred and does not intend to incur, or believe that it will incur, debts including current obligations beyond its ability to pay such debts as they become due (whether at maturity or otherwise); and (b) such Person is “solvent” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability

(irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial
Accounting Standard No. 5).
“Specified Event of Default” means an Event of Default of the kind referred to in Section 7.01(a), Section
7.01(b), Section 7.01(g) or Section 7.01(h).
“Sponsor” means The Carlyle Group Inc.
“Subordinated Debt Transaction” means (i) a subordinated debt underwriting or commitment of a Borrower or any Subsidiary of a Borrower or (ii) a payment of a Borrower or any Subsidiary of a Borrower under a fronting or participation arrangement permitted under Section 6.02(a)(x) related to subordinated debt.
“Subordinated FINRA Loan” means a subordinated loan from TCG SF to TCG for purposes of meeting regulatory capital requirements that is made pursuant to terms and documentation required by FINRA.
“Subordinated Indebtedness” means any Permitted Subordinated Debt or any other Indebtedness the terms of which provide for customary subordination in right of payment to the obligations of a Borrower or any of its
Subsidiaries, as applicable, under this Agreement and the other Loan Documents.
“Subsidiary” means, at any time, any corporation, partnership, limited liability company or other entity of which at least a majority of the Voting Shares are at the time directly or indirectly owned or controlled by a
Borrower or one or more Subsidiaries of a Borrower; provided that no Designated Entity shall be a Subsidiary.
“Supported QFC” has the meaning specified in Section 9.18.
“Target Operating Day” has the meaning specified in Section 9.17(a).
“Taxes” means all present and future taxes, duties, levies, imposts, assessments, deductions, withholdings
(including backup withholding) or similar fees or charges imposed by any Governmental Authority, including  any interest, additions to tax or penalties with respect thereto.
“TCG” has the meaning specified in the introduction hereto.
“TCG SF” has the meaning specified in the introduction hereto.
“Term SOFR” means,
(a)for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”)
that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any
Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR
Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government
Securities Business Days prior to such Periodic Term SOFR Determination Day, and
(b)for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a
tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two (2) U.S.
Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator;
provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the
Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a
Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business
Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR SOFR Determination
Day

“Term SOFR Adjustment” means a percentage equal to (x) 0.11448% (11.448 basis points) for an Interest
Period of one month, (y) 0.26161% (26.161 basis points) for an Interest Period of three months and (z) 0.42826%
(42.826 basis points) for an Interest Period of six months.
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).
“Term SOFR Reference Rate” means  the forward-looking term rate based on SOFR.
“Total Commitment Percentage” means, with respect to any Lender, at any time, the percentage of the
Aggregate Facility Amount represented by such Lender’s Commitments; provided that if any Commitments of such
Lender have terminated or expired, the Total Commitment Percentages with respect to such Commitments shall equal the percentage of aggregate outstanding Loans of the applicable Class and L/C Exposure held by such Lender and if there is no outstanding Loans of such Class and L/C Exposure, the Total Commitment Percentage with respect to such Commitments shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.
“Total Credit Exposure” means, at any time, the sum of (a) the aggregate outstanding principal amount of the Loans (being the Dollar Equivalent thereof in the case of Eurocurrency Loans denominated in an Alternate
Currency) plus (b) the aggregate outstanding L/C Exposure.
“Total Debt” means, with respect to any Borrower at any date, (a) all Indebtedness of such Borrower of the types described in clause (a), clause (c) (but, in the case of clause (c), only to the extent of any unreimbursed drawings under any letter of credit) and clause (e) of the definition thereof actually owing by such Borrower and/or its Subsidiaries on such date to the extent appearing on the consolidated balance sheet of such Borrower determined in accordance with GAAP (provided that the amount of any Capital Lease Obligations or any such Indebtedness issued at a discount to its face value shall be determined in accordance with GAAP) minus (b)the aggregate cash and
Cash Equivalents included on the consolidated balance sheet of such Borrower as at such date to the extent the use thereof for application to the payment of Indebtedness is not prohibited by law or any contract to which such
Borrower or any Subsidiary is a party; provided that for the purposes of this definition, Indebtedness shall not include (i) any Finance Subsidiary Debt, (ii) any liabilities includable solely based on the application of FAS 140 or
FIN 46(R) and (iii) any Indebtedness of any Designated Entity.
“Total Equity” means, with respect to any Borrower as of any date of determination, (a) such Borrower’s consolidated partners’ capital (or stockholders’ equity, as the case may be) measured on a GAAP basis, minus (b)
the sum of (i) any declared but unpaid distribution or dividend to such Borrower’s members (or any other equity holders) and (ii) any loans or advances made to such Borrower’s members (or any other equity holders); provided that Total Equity shall not include such Borrower’s members’ capital (or stockholders’ equity, as the case may be)
attributable to any Designated Entity.
“Type” refers to whether a Loan is an ABR Loan, a SOFR Loan or a Eurocurrency Loan.
“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC”
means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.
“United States” or “U.S.” means the United States of America.
“Unreimbursed Amount” has the meaning specified in Section 2.02(d)(iii).
“U.S. Special Resolution Regimes” has the meaning specified in Section 9.18.
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“Voting Shares” means, with respect to any Person, such Person’s Equity Interests having the right to vote for the election of directors, or other individuals performing similar functions, of such Person under ordinary circumstances.
“Wholly-Owned Domestic Subsidiary” means a Domestic Subsidiary that is a Wholly-Owned Subsidiary.
“Wholly-Owned Subsidiary” means, with respect to any Person, any Subsidiary of which all of the Equity
Interests (other than, in the case of a corporation, directors’ qualifying shares) are directly or indirectly owned or controlled by such Person or one or more Wholly-Owned Subsidiaries of such Person or by such Person and one or more Wholly-Owned Subsidiaries of such Person.
“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
“Withholding Agent” means TCG, the Administrative Agent and any other applicable withholding agent.
SECTION 1.02Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” mean “to but excluding.”  The words “include,” “includes” and “including” shall be deemed in each case to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed in each case as referring to such agreement, instrument or other document as from time to time amended, modified or supplemented, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed in each case to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and
“hereunder,” and words of similar import shall be construed in each case to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement. For the avoidance of doubt, references in Articles VIII and IX to the Lenders shall include in each case the Issuing Lender, unless the context otherwise requires.
SECTION 1.03Accounting Terms; GAAP; Calculation of Debt to Equity Ratio.
(a)Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that if TCG notifies the
Administrative Agent that it requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the
Administrative Agent notifies TCG that the Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.
(b)Calculation of the Debt to Equity Ratio shall be based on relevant information in the financial statements and asset schedules delivered pursuant to Sections 6.01(a)(i), (ii) and (vi) giving pro forma effect to such information where appropriate; provided that the amount of Total Debt shall be the amount outstanding as of the date of determination after giving effect to the incurrence of any Indebtedness on such date of determination.
SECTION 1.04Divisions.  For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware Law (or any comparable event under a different jurisdiction’s laws):  (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

ARTICLE II
THE COMMITMENTS
SECTION 2.01The Loans.
(a)(i)  Each 2024 Tranche Lender severally agrees, on and subject to the terms and conditions of this Agreement, to make loans to the Borrowers under this Section 2.01(a)(i) (each, a “2024 Tranche
Revolving Loan”) from time to time on any Business Day during the 2024 Availability Period, in an aggregate principal amount that will not result in (x) such Lender’s 2024 Tranche Revolving Credit
Exposure exceeding such Lender’s 2024 Tranche Commitment or (y) the 2024 Tranche Revolving Credit
Exposure of all Lenders exceeding the aggregate 2024 Tranche Commitments.
(ii)Each 2027 Tranche Lender severally agrees, on and subject to the terms and conditions of this Agreement, to make loans to the Borrowers under this Section 2.01(a)(ii) (each, a “2027 Tranche
Revolving Loan” and, together with the 2024 Tranche Revolving Loans, the “Loans”) from time to time on any Business Day during the 2027 Availability Period, in an aggregate principal amount that will not result in (x) such Lender’s 2027 Tranche Revolving Credit Exposure exceeding such Lender’s 2027 Tranche
Commitment or (y) the 2027 Tranche Revolving Credit Exposure of all Lenders exceeding the aggregate
2027 Tranche Commitments.
(iii)ABR Loans shall be denominated in Dollars, SOFR Loans shall be denominated in
Dollars and Eurocurrency Loans shall be denominated in one or more Alternate Currencies.
(iv)Anything in this Agreement to the contrary notwithstanding, (A) the Total Credit
Exposure shall not at any time exceed the then Aggregate Facility Amount, (B) the total 2024 Tranche
Revolving Credit Exposures shall not exceed the aggregate 2024 Tranche Commitments, (C) the total 2027
Tranche Revolving Credit Exposures shall not exceed the aggregate 2027 Tranche Commitments, and (D)
the obligation of the Lenders to make Loans is subject to the Concentration Percentages.
(v)Within such limits, the Borrowers may from time to time borrow under this Section 2.01, prepay Loans in whole or in part pursuant to Section 3.06(a) and reborrow under this Section 2.01.
(vi)The Borrowers shall not be co-borrowers with respect to each Borrowing, and shall be severally and not jointly liable for all obligations and liabilities with respect thereto in accordance with
Sections 2.05.
(b)Borrowing Procedure.
(i)Each Borrowing shall be in a minimum amount of $5,000,000 in the case of a Borrowing of SOFR Loans or Eurocurrency Loans, or $1,000,000, in the case of a Borrowing of ABR Loans, or in each case an integral multiple of $1,000,000 in excess thereof (or, in the case of a Borrowing denominated in an Alternate Currency, the Alternate Currency Equivalent thereof, rounded to the nearest 1,000 units of such Alternate Currency), and shall be made on notice by the requesting Borrower to the Administrative
Agent not later than 11:00 a.m. (New York time) on (x) the third Business Day prior to the date of such
Borrowing in the case of a Borrowing consisting of SOFR Loans, (y) the fourth Business Day prior to the date of such Borrowing in the case of a Borrowing consisting of Eurocurrency Loans denominated in an
Alternate Currency or (z) on the date of such Borrowing in the case of a Borrowing consisting of ABR
Loans, and the Administrative Agent shall give each Lender prompt notice thereof.
(ii)Each such notice of a Borrowing (a “Notice of Borrowing”) shall be irrevocable and binding on the Borrowers and shall be in substantially the form of Exhibit C, specifying therein the requested (1) date of such Borrowing (which shall be a Business Day), (2) Type of Loans comprising such
Borrowing, (3) Class of Loans comprising such Borrowing, (4) the applicable Borrowing Category (or as applicable Borrowing Categories), (5) aggregate amount of such Borrowing, stated in Dollars, and the
Currency thereof and (6) in the case of a Borrowing of SOFR Loans or Eurocurrency Loans, initial Interest
Period for such Loans.
(iii)Each Lender shall, before 1:00 p.m. (New York time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the
Administrative Agent’s Account, in same day funds, such Lender’s ratable portion of such Borrowing.

(iv)After the Administrative Agent’s receipt of such funds, and subject to the satisfaction of the applicable conditions set forth in Article IV, the Administrative Agent will make such funds available to the requesting Borrower by promptly crediting the amounts so received, in like funds, to such account of such Borrower as the Administrative Agent and such Borrower may agree.
(v)If the requesting Borrower fails to specify a Type of Loan in a Notice of Borrowing, then the applicable Loans shall be made as ABR Loans.  If the requesting Borrower fails to provide a timely notice of Conversion or Continuation with respect to a Borrowing of SOFR Loans or Eurocurrency Loans, then such Borrower shall be deemed to have requested a Continuation with respect thereto with an Interest
Period of one month.  If the requesting Borrower requests a Borrowing of, Conversion to, or Continuation of SOFR Loans or Eurocurrency Loans in any such Notice of Borrowing, but fails to specify an Interest
Period, it will be deemed to have specified an Interest Period of one month.  If the requesting Borrower requests a Borrowing of, Conversion to, or Continuation of SOFR Loans or Eurocurrency Loans in any
such Notice of Borrowing, but fails to specify the Currency thereof, it will be deemed to have specified
SOFR Loans in Dollars.
(vi)After giving effect to all Borrowings, all Conversions and all Continuations, there shall not be more than 15 Interest Periods in effect.
Notwithstanding the foregoing no Borrower shall be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period request (i) with respect to a Borrowing of 2024 Tranche Revolving Loans would end after the 2024 Termination Date and (ii) with respect to a Borrowing of 2027 Tranche Revolving Loans would end after the 2027 Termination Date.
(c)Types of Loans.  Each Borrowing and each Conversion or Continuation thereof shall consist of
Loans of the same Class and Type (and, if such Loans are SOFR Loans or Eurocurrency Loans, having the same
Interest Period) made, Continued or Converted on the same day by the Lenders ratably according to their Applicable
Commitment Percentages.
(d)Accounts.
(i)Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such
Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
(ii)The Administrative Agent shall maintain accounts in which it shall record (x) the amount of each Loan, the Type thereof, the Borrowing Category applicable thereto and the Interest Period applicable thereto, (y) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (z) the amount of any sum received by the
Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.
(iii)The entries made in the accounts maintained pursuant to this clause (d) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans made to any Borrower or make payments for other obligations (including L/C Reimbursement Obligations) in accordance with the terms of this
Agreement.
(e)Notes.  Any Lender may, through the Administrative Agent, request that the Loans to be made by it be evidenced by a promissory note of the Borrowers.  In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or its registered assigns), substantially in the form of Exhibit A (each, a “Note”), in the amount of the 2024 Tranche Commitment or the 2027 Tranche Commitment, as
applicable, of such Lender, dated the Closing Date and otherwise appropriately completed.
SECTION 2.02Letter of Credit Facility.
(a)Letters of Credit.
(i)Each Issuing Lender agrees, on and subject to the terms and conditions of this
Agreement, to issue one or more standby letters of credit (each, a “Letter of Credit”) for the account of a
Borrower from time to time on any Business Day during the period from the Closing Date until the date ten

Business Days before the 2027 Termination Date, provided that the total L/C Exposure with respect to
Letters of Credit may not at any time exceed the Letter of Credit Facility Amount.
(ii)Letters of Credit may be denominated in Dollars or any Alternate Currency, as requested in writing by any Borrower.
(iii)Anything in this Agreement to the contrary notwithstanding, the issuance of Letters of
Credit shall be subject to the limitations set forth in Section 2.01(a)(iv) and to the Concentration
Percentages.
(iv)Within the foregoing limits, and subject to the terms and conditions hereof, a Borrower’s ability to obtain Letters of Credit shall be revolving, and accordingly a Borrower may, during the period referred to in clause (i) above, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.
(v)The Borrowers shall not be co-obligors with respect to any Letter of Credit, and shall be severally and not jointly liable for all obligations and liabilities with respect thereto in accordance with
Sections 2.05.
(b)Terms; Issuance.
(i)Each Letter of Credit shall be in a form reasonably satisfactory to the relevant Issuing
Lender and have a stated expiration date that is no later than the earlier of (x) one year after its date of issuance and (y) three Business Days prior to the 2027 Termination Date; provided that a Letter of Credit with a one-year tenor may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond a date three Business Days prior to the 2027 Termination Date (except that one or more Letters of Credit may expire up to one year after the 2027 Termination Date if each such Letter of
Credit has been cash collateralized or otherwise backstopped on terms reasonably satisfactory to the
Borrowers, the relevant Issuing Lender and the Administrative Agent)).
(ii)An Issuing Lender shall be under no obligation to issue any Letter of Credit if (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Lender from issuing such Letter of Credit, or any law applicable to such Issuing
Lender or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Lender shall prohibit, or direct that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such
Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date (for which such Issuing Lender is not otherwise compensated hereunder), or (B) the issuance of such Letter of Credit would violate any laws binding upon such Issuing Lender.
(c)Issuance Procedure.
(i)Each Letter of Credit shall be issued upon notice, given not later than 11:00 a.m. (New
York time) on (x) in the case of a Letter of Credit denominated in Dollars, the third Business Day prior to the proposed issuance date of such Letter of Credit or (y) in the case of a Letter of Credit denominated in an
Alternate Currency, the fourth Business Day prior to the proposed issuance date of such Letter of Credit, by the requesting Borrower to the relevant Issuing Lender (or such shorter notice as shall be acceptable to such
Issuing Lender), with a copy to the Administrative Agent, and the Administrative Agent shall give to each
Lender prompt notice thereof by facsimile or email.  Each such notice from the requesting Borrower (a
“Notice of Issuance”) shall be by facsimile or email, confirmed promptly by hard copy, specifying therein the Issuing Lender and the requested date of issuance (which shall be a Business Day) of such Letter of
Credit, its face amount and expiration date and the name and address of the beneficiary thereof, and shall attach the proposed form thereof (or such other information as shall be necessary to prepare such Letter of
Credit).  If requested by the applicable Issuing Lender, the requesting Borrower shall supply such application and agreement for letter of credit, in the form reasonably satisfactory to the relevant Issuing
Lender, as the relevant Issuing Lender may require in connection with such requested Letter of Credit (“L/
C Related Documents”) along with such other information reasonably related to the requested Letter of
Credit.

(ii)If the proposed Letter of Credit complies with the requirements of this Section 2.02, such
Issuing Lender will, unless the Issuing Lender has received written notice from the Administrative Agent, that one or more of the applicable conditions set forth in Article IV shall not be satisfied, make such Letter of Credit available to the requesting Borrower as agreed with the requesting Borrower in connection with such issuance.  In the event and to the extent that the provisions of any L/C Related Documents shall conflict with this Agreement, the provisions of this Agreement shall govern.
(iii)Each Issuing Lender shall furnish (A) upon request of the Administrative Agent, copies of the Letters of Credit issued by it hereunder, and (B) to the Administrative Agent on the first Business
Day of each fiscal quarter a written report setting forth the Letters of Credit issued in Alternate Currencies, solely for purposes of determining the Dollar Equivalent thereof.
(d)Reimbursement; Syndicate Participation.
(i)Automatically upon the issuance of each Letter of Credit, each Lender shall be deemed to have automatically and unconditionally acquired a participation therein to the extent of such Lender’s Total
Commitment Percentage on the terms provided in this clause (d) without any further action; provided that on the 2024 Termination Date, any participations so acquired by the 2024 Tranche Lenders that remain outstanding as of such date shall be reallocated to the remaining Lenders ratably in accordance with such
Lender’s respective Total Commitment Percentage solely to the extent that the 2027 Termination Date has not occurred on or prior to such date.
(ii)Upon receipt from the beneficiary of any Letter of Credit of any notice of drawing under such Letter of Credit, the relevant Issuing Lender shall notify the requesting Borrower and the
Administrative Agent thereof.  Not later than 1:00 p.m. (New York time) on the second Business Day following any L/C Payment by an Issuing Lender (the “Honor Date”), the applicable Borrower agrees to reimburse such Issuing Lender directly in an amount equal to the amount of such L/C Payment.
(iii)If the Borrowers fail to so reimburse such Issuing Lender by such date, or if any amounts reimbursed by any Borrower are required to be returned or disgorged for any reason, such Issuing Lender shall promptly notify the Administrative Agent and the Administrative Agent shall promptly notify each
Lender of the Honor Date, the unreimbursed amount of such L/C Payment (the “Unreimbursed Amount”), and the amount of such Lender’s pro rata share thereof.  In such event, such Borrower shall be irrevocably deemed to have requested a Borrowing of ABR Loans pro rata across the 2024 Tranche Commitment and the 2027 Tranche Commitment to be disbursed on the Honor Date in an aggregate Dollar Equivalent amount equal to the Unreimbursed Amount (without regard to the minimum and multiples specified in
Section 2.01(b)); provided that, notwithstanding any other provision to the contrary in this Section 2.02, no such Borrowing of ABR Loans shall be permitted unless the Debt to Equity Ratio of each Borrower shall be less than or equal to 7.00 to 1.00 after giving pro forma effect to such Borrowing and the conditions specified in clauses (a) and (b) of Section 4.02 have been satisfied on or as of the date of such Borrowing.
Any notice given by an Issuing Lender or the Administrative Agent pursuant to this Section 2.02(d)(iii)
may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(iv)Subject to the proviso in Section 2.02(d)(iii), each Lender (including any Lender acting as an Issuing Lender) unconditionally agrees upon any notice pursuant to Section 2.02(d)(iii) to make funds available to the Administrative Agent for the account of the relevant Issuing Lender at the Administrative
Agent’s Account in an amount equal to its Total Commitment Percentage of the Unreimbursed Amount not
later than 1:00 p.m. (New York time) on the Business Day specified in such notice by the Administrative
Agent, whereupon each Lender that so makes funds available shall be deemed to have made an ABR Loan to the Borrowers in the Dollar Equivalent of such amount. The Administrative Agent shall remit the funds so received to the relevant Issuing Lender.
(v)Each Borrower (on a several and not joint basis)  agrees to pay interest on the unreimbursed amount of each L/C Reimbursement Obligation of such Borrower to the relevant Issuing
Lender, for each day from the date of the relevant L/C Payment until such L/C Reimbursement Obligation is reimbursed or refinanced in full as herein provided, at the rate provided in Section 3.02(b)(ii).
(vi)Subject to the first proviso in Section 2.02(d)(iii), each Lender’s obligation to make the payments provided in clause (iv) above to reimburse an Issuing Lender for any L/C Payment shall be absolute and unconditional and shall not be affected by (A) any setoff or counterclaim which such Lender may have against an Issuing Lender, any Borrower or any other Person, (B) the occurrence or continuance of a Default or any reduction or termination of the Commitments or any of them, (C) any of the matters referred to in clause (e) below or (D) any other circumstance whatsoever.
(vii)If any Lender fails timely to make available to the Administrative Agent for the account of an Issuing Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.02, such Issuing Lender shall be entitled to recover from such Lender (acting through the
Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Issuing Lender at a rate per annum equal to the Federal Funds Rate from time to time in effect (without duplication of amounts paid by any Borrower under clause (v) above). A certificate of such Issuing Lender submitted to any
Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vii) shall be conclusive absent manifest error.
(viii)At any time after an Issuing Lender has made an L/C Payment and has received funds from a Lender in respect of such payment in accordance with Section 2.02, if the Administrative Agent receives for the account of such Issuing Lender any payment in respect of the related Unreimbursed
Amount or interest thereon (whether directly from a Borrower or otherwise, including proceeds of cash collateral applied thereto by the Administrative Agent), the Administrative Agent will promptly distribute to such Lender its pro rata share thereof in the same funds as those received by the Administrative Agent.
(e)Borrowers’ Obligations Unconditional.  The several and not joint obligation of each Borrower to reimburse each Issuing Lender for each L/C Payment under each Letter of Credit of such Borrower shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including the following:
(i)any lack of validity or enforceability of such Letter of Credit, any Loan Document or any other agreement or instrument relating thereto;
(ii)the existence of any claim, counterclaim, setoff, defense or other right that the Borrowers may have at any time against any beneficiary of such Letter of Credit (or any Person for whom any such beneficiary may be acting), such Issuing Lender or any other Person, whether in connection with this
Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto; or
(iii)any sight draft, demand, certificate or other document presented under such Letter of
Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, or any loss or delay in the transmission or otherwise of any document required in order to obtain an L/C Payment under such Letter of Credit; or
(iv)any payment by such Issuing Lender under such Letter of Credit against presentation of a sight draft or certificate that does not strictly comply with the terms of such Letter of Credit or any payment made by such Issuing Lender under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any bankruptcy, insolvency, reorganization or similar law.
(f)Issuing Lender Rights.  Each Lender and each Borrower agrees that, in making any L/C Payment under a Letter of Credit, the relevant Issuing Lender shall not have any responsibility to obtain any document (other than any sight draft, certificate and other document expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering the same.  None of the Issuing Lenders, the Administrative Agent, any of the respective Related Parties, nor any correspondents, participants or assignees of the Issuing Lender shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Majority Lenders, as applicable, (ii) any action taken or omitted in the absence of bad faith, gross negligence or willful misconduct, or
(iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or L/C Related Document. None of the Issuing Lenders, the Administrative Agent, any of the respective
Related Parties, nor any correspondents, participants or assignees of the Issuing Lender, shall be liable or responsible for any of the matters described in Section 2.02(e); provided that anything therein or elsewhere in this
Agreement to the contrary notwithstanding, the Borrowers may have a claim against an Issuing Lender, and such
Issuing Lender may be liable to the Borrowers, to the extent, but only to the extent, of any direct (as opposed to special, indirect, consequential or punitive) damages suffered by the Borrowers which were directly caused by such
Issuing Lender’s bad faith, willful misconduct or gross negligence as determined by a final and nonappealable ruling of a court of competent jurisdiction. In furtherance and not in limitation of the foregoing, each Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.
(g)Applicability of ISP98.  Unless otherwise expressly agreed by an Issuing Lender and the requesting Borrower when a Letter of Credit is issued, the “International Standby Practices 1998” published by the
Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each Letter of Credit.
SECTION 2.03Fees.
(a)Agency Fee.  The Borrowers (on a several and not joint basis) agree to pay to the Administrative
Agent, for the Administrative Agent’s own account, an administrative agency fee at the times and in the amounts as agreed in writing by TCG and the Administrative Agent.
(b)Facility Fee.  The Borrowers (on a several and not joint basis) agree to pay to the Administrative
Agent, for the account of each Lender, a fee payable in Dollars on the amount of the aggregate Commitments of such Lender for each day during the period from the date hereof until the 2027 Termination Date, at a rate of 0.30%
per annum, payable quarterly in arrears on the entire Aggregate Facility Amount (irrespective of usage) on the last
Business Day of March, June, September and December of each year, on each Commitment Termination Date and on the date of termination of the Commitments.
(c)Letter of Credit Fees.
(i)Each Borrower (on a several and not joint basis) agrees to pay to the Administrative
Agent, for the pro rata account of the Lenders based on their respective Total Commitment Percentages, a commission payable in Dollars on the average daily undrawn amount of each outstanding Letter of Credit
(in Dollars or, if such Letter of Credit is an Alternate Currency Letter of Credit, the Dollar Equivalent) of
such Borrower at a rate equal to the Applicable Margin then in effect for SOFR Loans, payable quarterly in arrears on the last Business Day of March, June, September and December of each year and on each
Commitment Termination Date, commencing on the first such date after the date hereof.
(ii)Each Borrower (on a several and not joint basis) agrees to pay to each Issuing Lender, for the sole account of such Issuing Lender, (x) a fronting fee payable in Dollars with respect to each Letter of
Credit of such Borrower issued by such Issuing Lender, payable quarterly in arrears on the last Business
Day of each March, June, September and December and on each Commitment Termination Date, in an amount equal to 0.125% per annum of the average daily available amount of such Letter of Credit (in
Dollars or, if such Letter of Credit is an Alternate Currency Letter of Credit, the Dollar Equivalent) and (y)
such customary fees and charges in connection with the issuance or administration of each Letter of Credit of such Borrower issued by such Issuing Lender as may be agreed in writing between such Borrower and such Issuing Lender from time to time. The Issuing Lender will notify the applicable Borrower of any and all such fees and charges payable under this Section 2.03.
(d)Other Fees.  Each Borrower (on a several and not joint basis) shall pay to the Administrative
Agent and the Lead Arranger for their own respective accounts such other fees in the amounts and at the times as may be agreed in writing between such Borrower and the Administrative Agent and/or the Lead Arranger.
SECTION 2.04Changes of Commitments.
(a)Commitment Termination Date.  The 2024 Tranche Commitment of each Lender shall be automatically reduced to zero on the 2024 Termination Date. The 2027 Tranche Commitment of each Lender shall be automatically reduced to zero on the 2027 Termination Date.
(b)Commitment Termination or Reduction.  (i) subject to the last sentence of this Section 2.04(b),
TCG shall have the right, upon at least three Business Days’ notice to the Administrative Agent, to terminate in whole or reduce ratably in part the Commitments; provided that (x) each partial reduction shall be in a minimum aggregate amount of $5,000,000 (and in minimum multiples of $1,000,000 in excess thereof) and (y) after giving effect to such termination or reduction, (A) the Total Credit Exposure does not exceed the Aggregate Facility
Amount, (B) the total 2024 Tranche Revolving Credit Exposures does not exceed the aggregate 2024 Tranche
Commitments, (C) the total 2027 Tranche Revolving Credit Exposures does not exceed the aggregate 2027 Tranche
Commitments and (D) the L/C Exposure does not exceed the Letter of Credit Facility Amount.  Once terminated or reduced, the Commitments may not be reinstated; and

(i)Notice of Termination or Reduction.  The Borrowers shall notify the Administrative
Agent in writing of any election to terminate or reduce any Commitments under Section 2.04(b) by 12:00
p.m. New York City time at least one Business Day (or, in the case of a prepayment of SOFR Loans or
Eurocurrency Loans, three (3) Business Days) (or in each case such shorter period as the Administrative
Agent may agree in its sole discretion) prior to the effective date of such termination or reduction, specifying such election and the effective date thereof.  Promptly following receipt of any such notice, the
Administrative Agent shall advise the applicable Lenders of the contents thereof.  Each notice delivered by the Borrowers pursuant to this Section 2.04 shall be irrevocable; provided that a notice of termination of the
Commitments delivered by the Borrowers may state that such notice is conditioned upon the effectiveness of any other credit facilities or the closing of any securities offering, or the occurrence of any other event specified therein, in which case such notice may be revoked by the Borrowers (by notice to the
Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.  With respect to the effectiveness of any such other credit facilities or the closing of any such securities offering, the Borrowers may extend the date of termination at any time with the consent of the Administrative Agent
(which consent shall not be unreasonably withheld or delayed).  Any termination or reduction of the
Commitments of any Class shall be permanent.  Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class, except with respect to the Commitments of a Defaulting Lender, which the Borrowers may elect to reduce on a non-ratable basis notwithstanding anything to the contrary herein or in any other Loan Document.
SECTION 2.05Concerning Several and Not Joint Liability of the Borrowers.  The obligations of the
Borrowers hereunder (including in respect of the Obligations) are several and not joint.
SECTION 2.06Reserved.
SECTION 2.07Benchmark Replacement Rate Setting.
(a)If the Administrative Agent reasonably determines that for any reason, adequate and reasonable means do not exist for determining the Benchmark for any requested Interest Period with respect to a proposed
SOFR Loan or Eurocurrency Loan or is informed by the Majority Lenders that the Benchmark for any requested
Interest Period with respect to a proposed SOFR Loan or Eurocurrency Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, or that deposits are not being offered to banks in the relevant interbank market for the applicable amount and the Interest Period of such SOFR Loan or Eurocurrency Loan, the
Administrative Agent will promptly so notify TCG (for the avoidance of doubt, for purposes of this Section 2.07, any provision requiring the consent of TCG or that TCG be notified shall not require any additional consent by TCG
SF or notification to TCG SF, as applicable) and each Lender.  Thereafter, the obligation of the Lenders to make or maintain SOFR Loans or Eurocurrency Loans in the affected currency or currencies shall be suspended until the
Administrative Agent (upon the instruction of the Majority Lenders) revokes such notice.  Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of SOFR
Loans or Eurocurrency Loans or, failing that, will be deemed to have converted such request into a request for a
Borrowing of ABR Loans in the amount specified therein, and the Borrowers shall not have to pay any amounts that would otherwise be due under Section 3.12 with respect to such revocation or conversion (or, in the case of a pending request for a Loan denominated in an Alternate Currency, TCG, the Administrative Agent and the Lenders
may establish a mutually acceptable alternative rate).
(b)Notwithstanding anything else in this Agreement to the contrary, if at any time:
(i)(A) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that the circumstances set forth in Section 2.07(a) have arisen and such circumstances are unlikely to be temporary or (B) the circumstances set forth in Section 2.07(a) have not arisen but the supervisor or the administrator of such Benchmark or a Governmental Authority or an insolvency official having jurisdiction over the supervisor or administrator, or a court or an entity with similar insolvency or resolution authority over the supervisor or administrator, or the central bank for the currency of the relevant
Benchmark has made a public statement or published information stating that the administrator or supervisor (each of the foregoing, a “Relevant Administrator”) has ceased or will cease to use such
Benchmark for determining interest rates for loans in Dollars, Euros or British Pounds Sterling (or any other currency, as applicable); provided that, in the case of this clause (B), at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such
Benchmark;
(ii)a Relevant Administrator has made a public statement or published information announcing that such Benchmark is no longer representative;

(iii)an event has occurred that would require the existing Benchmark set forth in any non-
speculative interest rate Hedging Agreement related to the Loans to be amended by adherence to a final protocol published by, or other amendment promulgated by, the International Swaps and Derivatives
Association, Inc. (“ISDA”) to facilitate the replacement of such Benchmark or if any non-speculative interest rate Hedging Agreement related to the Loans is entered into after the Amendment No. 3 Effective
Date and is subject to ISDA Definitions amended after the Amendment No. 3 Effective Date that reflect a replacement of such Benchmark used in this Agreement on the Amendment No. 3 Date; or
(iv)either (A) a notification is made by TCG to the Administrative Agent or (B) a notification is made by the Administrative Agent to TCG, and TCG agrees in writing that such notification constitutes a
Benchmark Trigger Event (as defined below), in each case, that at least five currently outstanding syndicated credit facilities of the same currency as this facility, each available for review (including by way of availability through posting on DebtDomain, IntraLinks, Debt X, SyndTrak Online or by similar electronic means) and identified by TCG or the Administrative Agent, as applicable, in such notice, contain
(as a result of amendment or as originally executed) as a benchmark interest rate, in lieu of Term SOFR or the Eurocurrency Rate (or similar Benchmark) a replacement benchmark rate (each of (i) through (iv), a
“Benchmark Trigger Event”),
then (x) if a Benchmark Trigger Event pursuant to clause (i) of the definition thereof has occurred, the
Benchmark Replacement Rate will replace the Benchmark on the applicable Benchmark Replacement Date, with respect to this facility, for all purposes hereunder and under any Loan Document in respect of the Benchmark, with respect to the facility, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (it being understood that, in connection with the implementation of a Benchmark
Replacement Rate pursuant to this clause (x), the Administrative Agent will have the right to make Benchmark
Replacement Conforming Changes from time to time (to the extent expressly provided in the definition of
“Benchmark Replacement Conforming Changes”, with the consent of TCG) and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement
Conforming Changes will become effective without any further action or consent of any other party to this
Agreement or any other Loan Document), and (y) if a Benchmark Trigger Event pursuant to clauses (ii) – (iv) of the definition thereof has occurred, the Administrative Agent and TCG may establish an alternate benchmark floating rate of interest to Adjusted Term SOFR or the Eurocurrency Rate that is a Benchmark Replacement Rate, and may enter into an amendment to this Agreement (the “Benchmark Replacement Amendment”) to reflect such Benchmark
Replacement Rate and such other related changes to this Agreement with respect thereto as may be applicable in their discretion, including provisions for the Administrative Agent and TCG to allow for the adoption (without further amendment) of a term structure and any Benchmark Replacement Conforming Changes; provided, further, that any Benchmark Replacement Rate implemented pursuant to this Section 2.07 shall only be implemented to the extent it is commercially, operationally and administratively practicable for the Administrative Agent to administer
(as determined by the Administrative Agent in its sole discretion).  Notwithstanding anything to the contrary herein, the Benchmark Replacement Amendment (i) shall become effective without any further action or consent of any other party to this Agreement and (ii) may designate the timing of effectiveness of the Benchmark Replacement Rate
(including pursuant to the occurrence of identified conditions).
(c)If a Benchmark Trigger Event pursuant to clauses (ii) – (iv) of the definition thereof has occurred and there is not a Benchmark Replacement Rate, then the Administrative Agent and TCG may establish an alternate benchmark floating term rate of interest to Adjusted Term SOFR or the Eurocurrency Rate that is not a Benchmark
Replacement Rate, which may include a spread or method for determining a spread or other adjustments or modifications (including to make appropriate adjustments for the duration and time for determination of such rate in relation to any applicable Interest Period), and enter into a Benchmark Replacement Amendment to reflect such alternate rate of interest, which amendment shall become effective within five Business Days of the date that notice of such alternate rate of interest is provided to the Lenders unless prior to the end of such five Business Day period the Administrative Agent receives a written notice from the Majority Lenders stating that such Majority Lenders object to such alternate rate of interest (the “Alternative Benchmark Rate”); provided that any Alternative
Benchmark Rate implemented pursuant to this paragraph shall only be implemented to the extent it is commercially, operationally and administratively practicable for the Administrative Agent to administer (as determined by the
Administrative Agent in its sole discretion).  For the avoidance of doubt, if the Alternative Benchmark Rate as so determined pursuant to any clause above for the would be less than the Floor, the Alternative Benchmark Rate will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
(d)Following the effectiveness of the Benchmark Replacement Rate or the Benchmark Replacement
Amendment, if any Benchmark Trigger Event occurs with respect to the Benchmark Replacement Rate or the
Alternative Benchmark Rate identified in such Benchmark Replacement Amendment (including, for the avoidance of doubt, any change in or alternative to the Benchmark Replacement Adjustment or any change in or alternative to a compounded or term methodology for calculating such benchmark), then the Administrative Agent and TCG may enter into an additional Benchmark Replacement Amendment to reflect another Benchmark Replacement Rate without any further action or consent of any other party to this Agreement or to reflect an Alternative Benchmark
Rate, which amendment, for the avoidance of doubt, shall become effective within five Business Days of the date that notice of such alternate rate of interest is provided to the Lenders, unless prior to the end of such five Business
Day period the Administrative Agent receives a written notice from the Majority Lenders stating that such Majority
Lenders object to such alternate rate of interest; provided that, with respect to any such additional Benchmark
Replacement Amendment to reflect another Benchmark Replacement Rate, the Majority Lenders shall (i) not be entitled to object to any such Benchmark Replacement Rate based on SOFR or SONIA contained in such additional
Benchmark Replacement Amendment and (ii) only be entitled to object to the Benchmark Replacement Adjustments with respect thereto.
(e)At any time (including in connection with the implementation of a Benchmark Replacement Rate),
(i) if the then-current Benchmark is a term rate (including Term SOFR), then the Administrative Agent may remove any tenor of such Benchmark that it reasonably determines is unavailable or non-representative for Benchmark
(including Benchmark Replacement Rate) settings and (ii) the Administrative Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement Rate) settings.
(f)The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to Adjusted Term SOFR, the
Eurocurrency Rate, or with respect to any alternative, successor or replacement rate thereof (including any
Benchmark Replacement Rate), or any calculation, component definition thereof or rate referenced in the definition thereof, including, without limitation, (i) any such alternative, successor or replacement rate (including any
Benchmark Replacement) implemented pursuant to this Section 2.07, upon the occurrence of a Benchmark
Transition Event, and (ii) the effect, implementation or composition of any Benchmark Replacement Conforming
Changes pursuant to clause (b) of this Section 2.07, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate (including any Benchmark
Replacement) will be similar to, or produce the same value or economic equivalence of, Adjusted Term SOFR or the
Eurocurrency Rate or have the same volume or liquidity as did Adjusted Term SOFR or the Eurocurrency Rate or
Adjusted Term SOFR or the Eurocurrency Rate prior to the discontinuance or unavailability of Adjusted Term
SOFR or the Eurocurrency Rate, as applicable.  In addition, the discontinuation of Adjusted Term SOFR or
Eurocurrency Rate, and any alternative, successor or replacement reference rate may result in a mismatch between the reference rate referenced in this Agreement and your other financial instruments, including potentially those that are intended as hedges.  The Administrative Agent and its Affiliates and/or other related entities may engage in transactions that affect the calculation of Adjusted Term SOFR or the Eurocurrency Rate, or any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, with all determinations of Adjusted Term SOFR or the Eurocurrency Rate or such alternative, successor or replacement rate by the Administrative Agent to be conclusive, absent manifest error.  The Administrative Agent may select information sources or services in its reasonable discretion to ascertain Adjusted Term SOFR or the
Eurocurrency Rate, or any component definition thereof or rates referred to in the definition thereof, or any such alternative, successor or replacement rate, in each case pursuant to the terms of this Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time), and shall have no liability to the
Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
(g)As used in this Section 2.07:
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest
Period” pursuant to Section 2.07(d).
“Benchmark” means, initially, the (i) the Term SOFR Reference Rate or (ii) with respect to Alternative
Currencies, the Eurocurrency Rate; provided that if a Benchmark Trigger Event has occurred with respect to the
Term SOFR Reference Rate, the Eurocurrency Rate or the then current Benchmark, then “Benchmark” means the applicable Benchmark Replacement Rate to the extent that such Benchmark Replacement Rate has replaced such prior benchmark rate pursuant to Section 2.07.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current
Benchmark with an Unadjusted Benchmark Replacement for each applicable Interest Period (to the extent an
Interest Period remains applicable, otherwise, such other period and Available Tenor):

(1)for purposes of clause (i)(a) of the definition of “Benchmark Replacement Rate”, the first alternative set forth in the order below that can be determined by the Administrative Agent:
(a)the spread adjustment, or method for calculating or determining such spread adjustment,
(which may be a positive or negative value or zero) as of the Reference Time such
Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding
Tenor;
(b)the spread adjustment (which may be a positive or negative value or zero) as of the
Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA
Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and
(2)for purposes of clause (i)(b) and clause (ii) of the definition of “Benchmark Replacement Rate”, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by TCG and the Administrative
Agent giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such
Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant
Governmental Body, (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities of the applicable currency at such time and (iii) the making of appropriate adjustments for the duration and time for determination of the Benchmark
Replacement Rate in relation to any applicable Interest Period;
provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative
Agent in its reasonable discretion.
“Benchmark Replacement Amendment” has the meaning specified in Section 2.07(b).
“Benchmark Replacement Conforming Changes” means, with respect to any proposed Benchmark
Replacement Amendment, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Interest Period,” the definition of “Business Day,” the definition of “U.S.
Government Securities Business Day,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, the formula for calculating any successor rates identified pursuant to the definition of “Benchmark Replacement”, the formula, methodology or convention for applying the successor Floor to the successor Benchmark Replacement and other technical, administrative or operational matters) that the Administrative Agent (or, for purposes of clause (i)(c) and clause (ii) of the definition of
“Benchmark Replacement Rate”, the Administrative Agent with the consent of TCG) reasonably determines may be appropriate to reflect the adoption and implementation of such Benchmark Replacement Rate and the other provisions contemplated by Section 2.07 (provided that any such change that is not substantially consistent with both (x) market practice and (y) other syndicated credit facilities for similarly situated sponsors denominated in the same currency as this facility for which Mizuho acts as administrative agent shall be determined by the
Administrative Agent in consultation with TCG), and to permit the administration thereof by the Administrative
Agent in a manner substantially consistent with both (x) market practice and (y) other syndicated credit facilities for similarly situated sponsors denominated in the same currency as this facility for which Mizuho acts as administrative agent (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement Rate exists, in such other manner of administration as the
Administrative Agent, in consultation with TCG (or, for purposes of clauses (i)(c) and clause (ii) of the definition of “Benchmark Replacement Rate”, the Administrative Agent with the consent of TCG), determines is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)in the case of clause (i)(A) of the definition of “Benchmark Trigger Event,” the date on which the administrator of the Term SOFR Reference Rate or the Eurocurrency Rate permanently or indefinitely ceases to provide all Available Tenors of such Benchmark; or
(2)in the case of clause (i)(B) of the definition of “Benchmark Trigger Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark permanently or indefinitely ceases to provide all Available
Tenors of such Benchmark.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark
Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any
Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current
Available Tenors of such Benchmark (or the published component used in the calculation thereof).
(3) “Benchmark Replacement Rate” means:
(i)in the case of Loans denominated in Dollars, if a Benchmark Trigger Event pursuant to clause (i)
of the definition thereof has occurred, the first alternative set forth in the order below that can be determined by the Administrative Agent upon such occurrence:
(a)the sum of (a) Daily Simple SOFR and (b) the related Benchmark Replacement
Adjustment; and
(b)the sum of: (a) the alternate benchmark rate that has been selected by TCG and the
Administrative Agent giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant
Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the then-current Benchmark for syndicated credit facilities of the applicable currency at such time and (b) the related Benchmark
Replacement Adjustment;
(ii)if a Benchmark Trigger Event pursuant to clauses (ii) – (iv) of the definition thereof has occurred, the sum of: (a) the alternate benchmark rate that has been selected by TCG and the Administrative
Agent giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the then-
current Benchmark for syndicated credit facilities of the applicable currency and (b) the
Benchmark Replacement Adjustment;
provided that, if the Benchmark Replacement Rate as so determined pursuant to any clause above for the would be less than the Floor, the Benchmark Replacement Rate will be deemed to be the Floor for the purposes of this
Agreement and the other Loan Documents.
“Benchmark Trigger Event” has the meaning specified in Section 2.07(b).
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor
(including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.
“Daily Simple SONIA” means, for any day (a “SONIA Interest Day”), a rate per annum equal to, for any
Loans denominated British Pounds Sterling, the greater of (i) SONIA for the day that is five (5) London Banking
Days prior to (A) if such SONIA Interest Day is a London Banking Day, such SONIA Interest Day or (B) if such
SONIA Interest Day is not a London Banking Day, the London Banking Day immediately preceding such SONIA

Interest Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA
Administrator’s Website, and (ii) 0%.
“ISDA Definitions” means the 2006 ISDA Definitions published by ISDA or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by ISDA or such successor thereto.
“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such
Benchmark is the Term SOFR Reference Rate, 5:00 a.m. (New York time) on the day that is two U.S.
Government Securities Business Days preceding the date of such setting, (2) if such Benchmark is the
Eurocurrency Rate, 11:00 a.m. (London time) on the day that is two London Banking days preceding the date of such setting, and (2) if such Benchmark is not the Term SOFR Reference Rate or the Eurocurrency Rate, the time determined by the Administrative Agent in its reasonable discretion.
“Relevant Administrator” has the meaning specified in Section 2.07(b)(i).
“Relevant Governmental Body” means (i) with respect to any Benchmark denominated in Dollars, the
Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve
Bank of New York, or any successor thereto or (ii) with respect to any Benchmark denominated in a currency other than Dollars, (a) the central bank for the currency in which such Benchmark is denominated or any central bank or the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), (b) any working group or committee officially endorsed or convened by (1) the central bank for the currency in which such Benchmark is denominated, (2) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark or (B) the administrator of such Benchmark, (3) a group of those central banks or other supervisors, (4) the Financial Stability Board or any part thereof, (c) an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), (d) a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or (e) a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component).
“SONIA” means a rate per annum equal to the Sterling Overnight Index Average as administered by the
SONIA Administrator.
“SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling
Overnight Index Average).
“SONIA Administrator’s Website” means the Bank of England’s website, currently at http://
www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement Rate excluding the related Benchmark Replacement Adjustment.
ARTICLE III
PAYMENTS
SECTION 3.01Repayment.  Each Borrower (on a several and not joint basis) agrees to repay the full principal amount of each 2024 Tranche Revolving Loan made to such Borrower by each Lender, and each such
2024 Tranche Revolving Loan shall mature, on the 2024 Termination Date.  Each Borrower (on a several and not joint basis) agrees to repay the full principal amount of each 2027 Tranche Revolving Loan made to such Borrower by each Lender, and each such 2027 Tranche Revolving Loan shall mature, on the 2027 Termination Date.
SECTION 3.02Interest.
(a)Ordinary Interest.  Each Borrower (on a several and not joint basis) agrees to pay interest on the unpaid principal amount of each Loan made to such Borrower, from the date of such Loan until such principal amount shall be paid in full, at the following rates per annum:
(i)ABR Loans.  While such Loan is an ABR Loan, a rate per annum equal to the ABR in effect from time to time plus the Applicable Margin as in effect from time to time, interest under this clause

(i) to be payable quarterly in arrears on the last Business Day of each March, June, September and
December and on the date such ABR Loan shall be Converted and on the date of each payment of principal thereof.
(ii)SOFR Loans.  While such Loan is a SOFR Loan, a rate per annum for each Interest
Period for such Loan equal to Adjusted Term SOFR for such Interest Period plus the Applicable Margin as in effect from time to time, interest under this clause (ii) to be payable on the last day of such Interest
Period and, if such Interest Period has a duration of more than three months, on the date three months after the first day of such Interest Period, and on each date on which such SOFR Loan shall be Continued or
Converted and on the date of each payment of principal thereof.
(iii)Eurocurrency Loans.  While such Loan is a Eurocurrency Loan, a rate per annum for each
Interest Period for such Loan equal to the Eurocurrency Rate for such Interest Period plus the Applicable
Margin as in effect from time to time, interest under this clause (iii) to be payable on the last day of such
Interest Period and, if such Interest Period has a duration of more than three months, on the date three months after the first day of such Interest Period, and on each date on which such Eurocurrency Loan shall be Continued or Converted and on the date of each payment of principal thereof.  Notwithstanding the foregoing, interest on Loans calculated based on Daily Simple SONIA shall be payable quarterly in arrears on the last Business Day of March, June, September and December of each year.
(b)Default Interest.  Notwithstanding the foregoing, each Borrower (on a several and not joint basis)
shall pay interest on:
(i)any principal of any Loan made to such Borrower that is not paid when due (whether at scheduled maturity or otherwise), payable on demand and in any event on the date such amount shall be paid, at a rate per annum equal at all times to two percent (2%) per annum above the rate per annum required to be paid on such Loan pursuant to said Section 3.02(a)(i) or (a)(ii), as applicable; and
(ii)any interest, fee or other amount (other than any principal) owing from such Borrower that is not paid when due, from the due date thereof until such amount shall be paid, payable on demand and in any event on the date such amount shall be paid in full, at a rate per annum equal at all times to two percent (2%) per annum above the rate per annum then required to be paid on ABR Loans.
SECTION 3.03[Reserved].
SECTION 3.04Interest Rate Determinations.
(a)Notice of Interest Rates.  The Administrative Agent shall give prompt notice to TCG and the
Lenders of the applicable interest rates determined by the Administrative Agent.
(b)SOFR Rate or Eurocurrency Rate Inadequate.  Subject to Section 2.07, if, with respect to any
SOFR Loan or Eurocurrency Loan, the Majority Lenders notify the Administrative Agent that Adjusted Term SOFR or the Eurocurrency Rate, as applicable, for any Interest Period for such Loans will not fairly reflect the cost to such
Majority Lenders of making, funding or maintaining their respective SOFR Loans or Eurocurrency Loans for such
Interest Period, the Administrative Agent shall so notify TCG and the Lenders, whereupon:
(i)any Notice of Borrowing requesting a Borrowing comprised of SOFR Loans or
Eurocurrency Loans, as applicable, shall be ineffective;
(ii)each SOFR Loan or Eurocurrency Loan, as applicable, will automatically, on the last day of the then current Interest Period therefor, be Converted into an ABR Loan; and
(iii)the obligation of the Lenders to make or Continue, or to Convert Loans into, SOFR Loans or Eurocurrency Loans, as applicable, shall be suspended until the Administrative Agent shall notify the
Borrowers and such Lenders that the circumstances causing such suspension no longer exist.
(c)Certain Mandatory Conversions.
(i)Upon the occurrence and during the continuance of any Event of Default, (x) each SOFR
Loan or Eurocurrency Loan will automatically, on the last day of the then current Interest Period therefore, be Converted into an ABR Loan and (y) the obligation of the Lenders to make or Continue, or to Convert
Loans into, SOFR Loans or Eurocurrency Loans, as applicable, shall be suspended.

(ii)If this Agreement shall require that any Eurocurrency Loan denominated in an Alternate
Currency be Converted to an ABR Loan, the Borrower of such Loan shall on the last day of the current
Interest Period pay or prepay the full amount of such Eurocurrency Loan (provided that the foregoing shall not prevent any Borrower from borrowing additional Loans to the extent otherwise permitted hereunder).
SECTION 3.05Voluntary Conversion or Continuation of Loans.
(a)Conversions.  The requesting Borrower may on any Business Day, upon written notice given to the Administrative Agent not later than 11:00 a.m. (New York time) on the third Business Day prior to the date of the proposed Conversion, Convert all or any portion of the outstanding Loans of one Type comprising part of the same Borrowing into Loans of the other Type; provided that (x) Eurocurrency Loans denominated in any Alternate
Currency may not be converted to ABR Loans and (y) in the case of any such Conversion of a SOFR Loan into an
ABR Loan on a day other than the last day of an Interest Period therefor, the Borrower of such Loan shall promptly reimburse the Lenders the amounts provided in Section 3.12 relating to such prepayment. Each such notice of a
Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Loans to be
Converted, and (z) if such Conversion is into SOFR Loans, the duration of the initial Interest Period for each such
Loan.  Each notice of Conversion shall be irrevocable and binding on the Borrowers.
(b)Continuations.  The requesting Borrower may, on any Business Day, upon written notice given to the Administrative Agent not later than 11:00 a.m. (New York time) on the third Business Day prior to the date of the proposed Continuation, Continue all or any portion of the outstanding SOFR Loans or Eurocurrency Loans comprising part of the same Borrowing for one or more Interest Periods.  Each such notice of a Continuation shall, within the restrictions specified above, specify (i) the date of such Continuation, (ii) the SOFR Loan or
Eurocurrency Loans to be Continued and (iii) the duration of the next Interest Period for the SOFR Loans or the
Eurocurrency Loans, as applicable, subject to such Continuation.  Each notice of Continuation shall be irrevocable and binding on the Borrowers.
SECTION 3.06Prepayments of Loans.
(a)Optional Prepayment.  The requesting Borrower may, on notice (given not later than 11:00 a.m.
(New York time) on the Business Day of the proposed prepayment of Loans, with respect to ABR Loans, and on the third Business Day prior to the date of prepayment with respect to SOFR Loans or Eurocurrency Loans) stating the proposed date and aggregate principal amount (stated in Dollars) of the prepayment, and if such notice is given such
Borrower shall prepay the outstanding principal amounts of the Loans comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (i) each partial prepayment shall be in an aggregate principal amount not less than
$5,000,000 or integral multiples of $1,000,000 (or, in the case of any Loan denominated in an Alternate Currency, an aggregate principal amount not less than £5,000,000 or €5,000,000 or integral multiples of £1,000,000 or
€1,000,000, as applicable) in excess thereof and (ii) in the case of any such prepayment of a SOFR Loan or a
Eurocurrency Loan on a day other than the last day of an Interest Period therefor, such Borrower shall reimburse the
Lenders the amounts provided in Section 3.12 relating to such prepayment.
(b)Alternate Currency Revaluation.  If at any time by reason of fluctuations in foreign exchange rates
(i) the 2024 Tranche Revolving Credit Exposure exceeds 105% of the then aggregate amount of the 2024 Tranche
Commitments, (ii) the 2027 Tranche Revolving Credit Exposure exceeds 105% of the then aggregate amount of the
2027 Tranche Commitments or (iii) the L/C Exposure exceeds 105% of the Letter of Credit Facility Amount, the
Administrative Agent shall use all reasonable efforts to give prompt written notice thereof to the Borrowers, specifying the amount to be prepaid under this clause (b), and the Borrowers (on a several and not joint basis) shall prepay their respective Loans or provide cash collateral for or otherwise backstop their respective outstanding
Letters of Credit on terms reasonably satisfactory to the Borrowers, the Issuing Lender and the Administrative
Agent, in such aggregate amount as may be required to cause (A) the 2024 Tranche Revolving Credit Exposure
(treating such cash collateralization or other backstopping for purposes hereof as a reduction in such 2024 Tranche
Revolving Credit Exposure) to be equal to or less than the aggregate amount of the 2024 Tranche Commitments, (B)
the 2027 Tranche Revolving Credit Exposure (treating such cash collateralization or other backstopping for purposes hereof as a reduction in such 2027 Tranche Revolving Credit Exposure) to be equal to or less than the aggregate amount of the 2027 Tranche Commitments and (C) the L/C Exposure to be equal to or less than the Letter of Credit
Facility Amount, such payments or other measures to be made within 10 Business Days of demand or, in the case of prepayment of SOFR Loans or Eurocurrency Loans, on the date that is the earlier of (x) the last day of the then current Interest Period therefor and (y) the last Business Day of the first full calendar month after such revaluation, provided that any such prepayment shall be accompanied by any amounts payable under Section 3.12.  The determinations of the Administrative Agent hereunder shall be conclusive and binding on the Borrowers in the absence of manifest error.

SECTION 3.07Payments; Computations; Etc.
(a)Pro rata Payments.  Subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders, the Loans comprising each Borrowing shall be made pro rata among the Lenders based on their respective Applicable Commitment
Percentages.  Except as otherwise provided in the immediately preceding sentence and otherwise hereunder, all payments of principal of and interest on the Loans shall be made for the pro rata account of the Lenders based on the respective outstanding principal amounts thereof, and all payments of commitment fees and letter of credit commission shall be made for the pro rata account of the Lenders based on their respective Applicable Commitment
Percentages.
(b)Lenders’ Obligations Several.  The obligations of the Lenders under this Agreement are several and the failure of any Lender to make any Loan or any payment required to be made by it hereunder shall not relieve any other Lender of its obligations hereunder, nor shall any Lender be responsible for any other Lender’s failure to make any Loan required to be made by such other Lender.
(c)Currencies.  All payments by the Borrowers of or in respect of principal of and interest on and other amounts directly relating to any Loan that are denominated in an Alternate Currency shall be made in such
Alternate Currency.  All payments of principal and interest on any Loan denominated in Dollars, all payments in respect of any Letter of Credit, and all payments of fees payable pursuant to Section 2.03(c), commitment fees and agency fees hereunder and all other payments by any Borrower provided for in this Agreement, except as provided in the preceding sentence, shall be made in Dollars.
(d)Payments.
(i)Subject to Section 3.11, the Borrowers shall make each payment hereunder and under each other Loan Document without setoff, counterclaim or deduction of any kind to the Administrative
Agent at the Administrative Agent’s Account in the Principal Financial Center for the relevant Currency not later than 11:00 a.m. Local Time on the due date of such payment (each such payment made after such time on such date to be deemed to have been made on the next Business Day).
(ii)The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest ratably to the Lenders as provided in Section 3.07(a) for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement.  Upon its acceptance of an Assignment and
Assumption and recording of the information contained therein in the Register pursuant to Section 9.06(c), from and after the assignment date set forth therein, the Administrative Agent shall remit all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Assumption shall make all appropriate adjustments in such payments for periods prior to such assignment date directly between themselves.
(e)Computations.  All computations of interest based on the ABR (except any Federal Funds Rate component thereof) and with respect to Loans denominated in British Pounds Sterling shall be made by the
Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days
(including the first day but excluding the last day) occurring in the period for which such interest is payable.  All computations of interest based on Adjusted Term SOFR or the Eurocurrency Rate (except with respect to Loans denominated in British Pounds Sterling) or the Federal Funds Rate and of commitment fee shall be made by the
Administrative Agent, and any computations of amounts payable pursuant to Section 3.03, shall be made on the basis of a year of 360 days, for the actual number of days (including the first day but excluding the last day)
occurring in the period for which such interest or other amount is payable.  Each determination by the
Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.
(f)Payment Dates.  Whenever any payment hereunder or under the Notes would be due on a day other than a Business Day, such due date shall be extended to the next succeeding Business Day, and any such extension of such due date shall in such case be included in the computation of interest; provided that if such extension would cause payment of principal or interest in respect of SOFR Loans or Eurocurrency Loans to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

(g)Presumption by Administrative Agent.
(i)Unless the Administrative Agent shall have received notice from a Lender prior to the proposed time of any Borrowing that such Lender will not make available to the Administrative Agent such
Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made its share available at such time in accordance with Section 2.01(b) and may (but shall not be obligated), in reliance upon such assumption, make available to a Borrower a corresponding amount.  In such event, if a
Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then (A) the applicable Lender, on one hand, and (B) the Borrower of such Borrowing, on the other hand, severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (x) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative
Agent in accordance with banking industry rules on interbank compensation and (y) in the case of a payment to be made by a Borrower, the interest rate applicable to ABR Loans.  If a Borrower and such
Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the
Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such
Borrower for such period.  If such Lender pays its share of the applicable Borrowing to the Administrative
Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing.  Any payment by a Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
(ii)Unless the Administrative Agent shall have received notice from TCG prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the
Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may (but shall not be obligated), in reliance upon such assumption, distribute to the Lenders the amount due.  In such event, if the Borrowers have not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the
Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative
Agent in accordance with banking industry rules on interbank compensation (if such Loan is denominated in Dollars) or at the overnight London interbank offered rate for the relevant Currency (if such Loan is denominated in an Alternate Currency).
SECTION 3.08Sharing of Payments, Etc.  If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its
Loans and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and
(b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the
Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective
Loans and other amounts owing them, provided that:
(i)if any such participation is purchased and all or any portion of the related payment is recovered, such participation shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)the provisions of this subsection shall not be construed to apply to (x) any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its
Loans other than to a Borrower or any Subsidiary thereof (as to which the provisions of this subsection shall apply).
The Borrowers consent to the foregoing and agree, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower of the Loan to which such participation relates, rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

SECTION 3.09Increased Costs.
(a)If any Change in Law shall:
(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.03)
or the Issuing Lender;
(ii)impose on any Lender or the Issuing Lender or the applicable offshore interbank market for the applicable Alternate Currency any other condition, cost or expense (other than Taxes) affecting this
Agreement or any SOFR Loans or Eurocurrency Loans made by such Lender or any Letter of Credit or participation therein; or
(iii)subject the Lender to any Taxes (other than Indemnified Taxes or Excluded Taxes) in respect of its loans, letters of credit, commitments, or other obligations or its deposits, reserves, or other liabilities or capital attributable thereto;
and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any
SOFR Loan or Eurocurrency Loan (or of maintaining its obligation to make any SOFR Loans or Eurocurrency
Loan), or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any
Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the Issuing Lender hereunder (whether of principal, interest or any other amount) then, from time to time upon request of such Lender or the Issuing Lender, each
Borrower (on a several and not joint basis) will pay to such Lender or the Issuing Lender such additional amount or amounts with respect to the SOFR Loans or Eurocurrency Loans and Letters of Credit of such Borrower as will compensate such Lender or the Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered with respect to the SOFR Loans or Eurocurrency Loans and Letters of Credit of such Borrower.
(b)Capital Requirements.  If any Lender or the Issuing Lender determines that any Change in Law affecting such Lender or the Issuing Lender or any lending office of such Lender or the Issuing Lender or such
Lender’s or the Issuing Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letter of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender’s or the
Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such
Lender’s or the Issuing Lender’s policies and the policies of such Lender’s or the Issuing Lender’s holding company with respect to capital adequacy), then from time to time upon request of such Lender or the Issuing Lender, each
Borrower (on a several and not joint basis) will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts with respect to the Loans made to, or Letters of Credit issued on behalf of, such
Borrower, as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for such reduction.
(c)Certificates for Reimbursement.  A certificate of any Lender or the Issuing Lender setting forth the amount or amounts and a reasonable basis for the determination thereof necessary to compensate such Lender or the
Issuing Lender or its holding company, as the case may be, as specified in clauses (a) or (b) of this Section 3.09 and delivered to TCG shall be conclusive on all Borrowers absent manifest error.  Each Borrower (on a several and not joint basis) shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due from such
Borrower on any such certificate within 10 Business Days after receipt thereof.
(d)Delay in Requests.  Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section 3.09 shall not constitute a waiver of such Lender’s or the Issuing Lender’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or the
Issuing Lender pursuant to this Section 3.09 for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender or the Issuing Lender, as the case may be, notifies TCG of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).
SECTION 3.10Illegality.  Notwithstanding any other provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Lender or its Eurocurrency Lending Office to perform its obligations hereunder to make or Continue SOFR
Loans or Eurocurrency Loans or to fund or otherwise maintain Eurocurrency Loans hereunder, (a) the obligation of the Lender to make or Continue, or to Convert Loans into, SOFR Loans or Eurocurrency Loans, as applicable, shall be suspended until the Administrative Agent shall notify TCG and the Lenders that the circumstances causing such suspension no longer exist and (b) each SOFR Loan or Eurocurrency Loan, as applicable, of such Lender shall convert into an ABR Loan at the end of the then current Interest Period for such SOFR Loan or Eurocurrency Loan, if such Lender may lawfully continue to maintain such SOFR Loans or Eurocurrency Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such SOFR Loans or Eurocurrency Loans.
SECTION 3.11Taxes.
(a)All payments by or on account of any obligation of any Obligor under any Loan Document shall be made free and clear of and without reduction or withholding for any Taxes, except as required by applicable Law.
(b)In the event that any applicable Withholding Agent shall be required by applicable Laws to deduct or withhold any Taxes in respect of any amounts payable under any Loan Document, (1) the applicable Withholding
Agent shall withhold such Taxes and timely remit such amounts to the applicable Governmental Authority and (2) to the extent such Taxes are Indemnified Taxes,  the sum payable by the applicable Obligor shall be increased as necessary so that after all such deductions or withholdings have been made (including any such deductions and withholdings applicable to additional sums payable under this Section 3.11), the Lender (or, in the case of a payment made to the Administrative Agent for its own account, the Administrative Agent) receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(c)The Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable Laws, or at the option of the Administrative Agent, timely reimburse it for, any Other Taxes.
(d)The Borrowers shall jointly and severally indemnify the Administrative Agent and each Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified
Taxes imposed or asserted on or attributable to amounts payable under this Section 3.11) payable or paid by such
Administrative Agent or Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.
A certificate as to the amount of such payment or liability delivered to any Borrower by a Lender (or by the
Administrative Agent on its behalf or on behalf of a Lender) shall be conclusive absent manifest error.
(e)TCG shall furnish to the Administrative Agent original or certified copies of official tax receipts in respect of each payment of Indemnified Taxes by any Obligor required under this Section 3.11, as soon as practicable after the date such payment is made, and the Borrowers shall promptly furnish to the Administrative
Agent at its request or, at the request of any Lender (through the Administrative Agent) to such Lender any other information, documents and receipts that the Administrative Agent or such Lender may reasonably request to establish that full and timely payment has been made of all Indemnified Taxes required to be paid under this Section
3.11.
(f)(i)  Each Lender that is not a “U.S. Person” as defined in Section 7701(a)(30) of the Code (a “Non-
U.S. Lender”) shall deliver to TCG and the Administrative Agent two executed originals of either U.S. Internal
Revenue Service Form W-8BEN or W-8BEN-E, as applicable, Form W-8ECI, Form W-8 IMY, Form W-8 EXP, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or
881(c) of the Code with respect to payments of “portfolio interest,” a statement substantially in the form of Exhibit E and a Form W-8BEN or W-8BEN-E, as applicable, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on any applicable payments by the Borrowers under this Agreement and the other Loan Documents. Such documentation shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of TCG or the
Administrative Agent).
(ii)Each Lender that is a “U.S. Person” as defined in Section 7701(a)(30) of the Code shall deliver to TCG and the Administrative Agent on or prior to the date on which such Lender becomes a
Lender under this Agreement (and from time to time thereafter upon the reasonable request of TCG or the
Administrative Agent), two executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax.
(iii)Each Lender shall deliver to TCG and the Administrative Agent at the time or times prescribed by applicable law and at such time or times reasonably requested by TCG or the Administrative

Agent such documentation prescribed by applicable Laws and such additional documentation reasonably requested by TCG or the Administrative Agent as may be necessary for either Borrower or the
Administrative Agent to comply with any obligations of such Borrower or the Administrative Agent under
FATCA or to determine whether a Lender has complied with its obligations under FATCA or to determine the amount, if any, to withhold from any payment to such Lender. Solely for purposes of this clause (iii),
“FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(iv)Each Non-U.S. Lender shall, to the extent it is legally eligible to do so, deliver to TCG and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of TCG or the Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made.
(v)Upon the obsolescence, expiration or invalidity (in whole or in part) of any documentation previously delivered by a Lender under this Section 3.11(f), such Lender shall promptly provide TCG and the Administrative Agent with updated or other appropriate documentation or promptly notify TCG and the Administrative Agent in writing of such Lender’s legal ineligibility to do so.
(vi)Notwithstanding any other provision of this Section 3.11(f), no Lender shall be required to deliver any documentation pursuant to this Section 3.11(f) that such Lender is not legally eligible to provide.
(g)Each Lender hereby authorizes the Administrative Agent to deliver to the Obligors and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 3.11(f) .
(h)On or prior to the date on which it becomes a party to this Agreement, (A) the Administrative
Agent, and any successor or supplemental Administrative Agent, that is a U.S. Person shall provide to TCG two duly completed original signed copies of IRS Form W-9 and (B) the Administrative Agent, and any successor or supplemental Administrative Agent, that is not a U.S. Person shall deliver to TCG two duly completed original signed copies of IRS Form W-8ECI with respect to payments to be received under the Loan Documents for its own account and two duly completed original signed copies of IRS Form W-8IMY assuming primary responsibility for withholding under Chapters 3 and 4 of the Code with respect to payments to be received under the Loan Documents for the account of Lenders. Whenever a lapse in time or change in circumstance renders any such documentation expired, obsolete or inaccurate in any respect, the applicable Administrative Agent shall deliver promptly to TCG updated or other appropriate documentation or promptly notify TCG of its legal ineligibility to do so.
Notwithstanding anything to the contrary in this Section 3.11(g), no Administrative Agent shall be required to deliver any documentation that such Administrative Agent is not legally eligible to deliver as a result of a Change in
Law after the date hereof.
(i)If the Administrative Agent or any Lender determines, in its sole discretion, that it has received a refund of any Indemnified Taxes as to which it has been indemnified by the Borrowers or with respect to which a
Borrower has paid additional amounts pursuant to this Section 3.11, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 3.11 with respect to the Indemnified Taxes giving rise to such refund), net of all reasonable out-
of-pocket expenses (including Taxes) of the Administrative Agent or any Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Borrower, upon the request of such Administrative Agent or any Lender, agrees to repay the amount paid over to such Borrower to such Administrative Agent or Lender in the event such Administrative Agent or any
Lender is required to repay such refund to such Governmental Authority.  This subsection shall not be construed to require the Administrative Agent or any Lender to make available its tax returns or its books or records (or any other information relating to its taxes that it deems confidential) to any Borrower or any other Person.
(j)For purposes of this Section 3.11, the term “Lender” shall include any Issuing Lender.
SECTION 3.12Break Funding Payments.  Each Borrower (on a several and not joint basis) agrees to indemnify each Lender and to hold each Lender harmless from any loss, cost or expense incurred by such Lender which is in the nature of funding breakage costs or costs of liquidation or redeployment of deposits or other funds and any other related expense (but excluding loss of margin or other loss of anticipated profit), which such Lender may sustain or incur as a consequence of (a) default by such Borrower in making any Borrowing of SOFR Loans or

Eurocurrency Loans after such Borrower has given a Notice of Borrowing requesting the same in accordance with the provisions of this Agreement (including as a result of any failure to fulfill, on or before the date specified in such
Notice of Borrowing, the applicable conditions set forth in Article IV), (b) default by such Borrower in making any prepayment of any SOFR Loan or Eurocurrency Loan when due after such Borrower has given notice thereof in accordance with this Agreement, (c) the making by such Borrower of a prepayment of any SOFR Loan or
Eurocurrency Loan on a day which is not the last day of an Interest Period with respect thereto, (d) default by such
Borrower in payment when due of the principal of or interest on any SOFR Loan or Eurocurrency Loan, (e) the
Conversion or Continuation of any SOFR Loan or Eurocurrency Loan of such Borrower on a day other than on the last day of an Interest Period with respect thereto, and (f) any assignment such Lender is required to make pursuant to Section 3.13(b) if such Lender holds SOFR Loans or Eurocurrency Loans of such Borrower at the time of such assignment. A certificate of any Lender setting forth any amount or amounts and a reasonable basis for the determination thereof that such Lender is entitled to receive pursuant to this Section 3.12 and delivered to TCG shall be conclusive absent manifest error.  Each Borrower (on a several and not joint basis) shall pay to such Lender the amount due from such Borrower shown as due on any such certificate within 10 days after receipt thereof.
SECTION 3.13Mitigation Obligations; Replacement of Lenders.
(a)Designation of a Different Lending Office.  If any Lender requests compensation under Section
3.09, or requires any Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.11, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, if, in the sole and absolute judgment of such Lender, such designation or assignment (i)
would eliminate or reduce amounts payable pursuant to Section 3.09 or 3.11, as the case may be, in the future and
(ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.
(b)Replacement of Lenders.  If any Lender requests compensation under Section 3.09, or if any
Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.11, or if any Lender becomes a Defaulting Lender, or if any Lender has failed to consent to a proposed amendment, waiver, discharge or termination (such Lender, a “Non-Consenting Lender”) that, pursuant to the terms of Section 9.01, requires the consent of all of the Lenders or all of the Lenders affected (and such Lender is an affected Lender) and with respect to which the Majority Lenders shall have granted their consent, then such Borrower may, at such Borrower’s sole expense and effort, upon notice to such Lender and the
Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations
(which assignee may be another Lender, if a Lender accepts such assignment), provided that:
(i)no Default or Event of Default has occurred and is continuing on and as of the date of such notice and the date of such assignment;
(ii)such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Sections 3.09, 3.11 or 3.12) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);
(iii)in the case of any such assignment resulting from a claim for compensation under Section
3.09 or payments required to be made pursuant to Section 3.11, such assignment will result in a reduction in such compensation or payments thereafter;
(iv)such assignment does not conflict with applicable Laws; and
(v)in the case of a Lender becoming a Non-Consenting Lender, the applicable assignee shall have agreed to, and shall be sufficient (together with all other consenting Lenders) to cause the applicable change, waiver, discharge or termination (it being understood that the execution and delivery of an
Assignment and Assumption to reflect an assignment of a Non-Consenting Lender shall not be necessary).
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling a Borrower to require such assignment and delegation cease to apply.  A Lender so replaced shall not be required to pay the processing and recordation fee referred to in Section
9.06(b). In connection with any such replacement, if any such replaceable Lender does not execute and deliver to the
Administrative Agent a duly executed Assignment and Assumption reflecting such replacement within two Business

Days of the date on which the assignee Lender executes and delivers such Assignment and Assumption to such replaceable Lender, then such replaceable Lender shall be deemed to have executed and delivered such Assignment and Assumption without any action on the part of the replaceable Lender.
SECTION 3.14Defaulting Lenders.
(a)Adjustments.  Notwithstanding anything to the contrary contained in this Agreement, if any
Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:
(i)Waivers and Amendments.  Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Majority Lenders.
(ii)Reallocation of Payments.  Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.03 shall be applied at such time or times as may be determined by the Administrative Agent as follows:  first, to the payment of any amounts owing by such Defaulting
Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Lender hereunder; third, to cash collateralize the Issuing
Lenders’ L/C Exposure with respect to such Defaulting Lender; fourth, as any Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such
Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the
Administrative Agent; fifth, if so determined by the Administrative Agent and TCG, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize the Issuing Lender’s future L/C Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement; sixth, to the payment of any amounts owing to the Lenders or the Issuing Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Issuing Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this
Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this
Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C
Payments in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y)
such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in
Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C
Payments owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Payments owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Reimbursement Obligations are held by the Lenders pro rata in accordance with their Applicable Commitment Percentages without giving effect to Section 3.14(a)(iv).
Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section
3.14(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)Certain Fees.  Each Defaulting Lender shall be entitled to receive the facility fee pursuant to Section 2.03(b) for any period during which that Lender is a Defaulting Lender only to extent allocable to the sum of (1) the outstanding principal amount of the Loans funded by it, and (2) its Total Commitment
Percentage of the stated amount of Letters of Credit for which it has provided cash collateral.  Each
Defaulting Lender shall be entitled to receive letter of credit fees pursuant to Section 2.03(c) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Total Commitment
Percentage of the stated amount of Letters of Credit for which it has provided cash collateral pursuant to the terms hereof.  With respect to any facility fee or letter of credit fee not required to be paid to any Defaulting
Lender pursuant to this Section 3.14(a)(iii), each Borrower (on a several and not joint basis) shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letters of Credit issued on behalf of such Borrower that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the Issuing
Lender the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the Issuing Lender’s L/C Exposure in respect of Letters of Credit issued on behalf of such Borrower to such
Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.

(iv)Reallocation of Participations to Reduce L/C Exposure.  All or any part of such
Defaulting Lender’s participation in Letters of Credit shall be reallocated among the Non-Defaulting
Lenders in accordance with their respective Total Commitment Percentages (calculated without regard to such Defaulting Lender’s Commitments) but only to the extent that (x), if requested by the applicable
Issuing Lender, the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless the Borrowers shall have otherwise notified the Administrative Agent at such time, the Borrowers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y)
such reallocation does not cause (A) the aggregate of the 2024 Tranche Revolving Credit Exposure allocable to any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s 2024 Tranche
Commitment or (B) the aggregate of the 2027 Tranche Revolving Credit Exposure allocable to any Non-
Defaulting Lender to exceed such Non-Defaulting Lender’s 2027 Tranche Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting
Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-
Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(v)Cash Collateral.  If the reallocation described in clause (iv) above cannot, or can only partially, be effected, each Borrower (on a several and not joint basis) shall, without prejudice to any right or remedy available to it hereunder or under law, promptly cash collateralize the Issuing Lenders’ L/C
Exposure in respect of Letters of Credit issued on behalf of such Borrower.
(b)Defaulting Lender Cure.  If TCG, the Administrative Agent and the Issuing Lender agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the
Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), such Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by the Lenders in accordance with their
Applicable Commitment Percentages (without giving effect to Section 3.14(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and
provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
(c)New Letters of Credit.  So long as any Lender is a Defaulting Lender, the Issuing Lender shall not be required to issue, extend, renew or increase any Letter of Credit unless it is reasonably satisfied that it will have no L/C Exposure after giving effect thereto.
ARTICLE IV
CONDITIONS PRECEDENT
SECTION 4.01Closing Conditions.  Effectiveness of this Agreement is subject to the satisfaction or waiver of the following conditions precedent:
(a)The Administrative Agent’s receipt of the following:
(i)this Agreement, duly executed and delivered by the Borrowers and each of the other parties hereto;
(ii)the Guarantee and Security Agreement, duly executed and delivered by the Borrowers and Guarantors as of the Closing Date, together with duly prepared financing statements in form for filing under the applicable UCC in the jurisdiction of formation of each Borrower;
(iii)All certificates and instruments representing or evidencing the Security Collateral (as defined in the Guarantee and Security Agreement) in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignments in blank and all other documents, agreements or instruments necessary to perfect the Administrative Agent’s security interest in the Collateral;
(iv)[Reserved];

(v)the legal opinion of Latham & Watkins LLP, counsel to the Borrowers, in a form reasonably acceptable to the Administrative Agent;
(vi)a certificate of an officer of TCG, dated the Closing Date, certifying that (a) the representations and warranties contained in Section 5.01 and in the other Loan Documents are true and correct in all material respects on and as of such date as though made on and as of such date and (b) no event has occurred and is continuing on and as of such date which constitutes a Default or an Event of
Default;
(vii)a certificate attesting to the Solvency of the Borrowers and their respective Subsidiaries, taken as a whole, after giving effect to the effectiveness of this Agreement and any Loans made or Letters of Credit issued or outstanding on the Closing Date;
(viii)(a) all documentation and other information reasonably requested in writing at least five
Business Days prior to the Closing Date in order to allow the Administrative Agent to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act and (b) at least five days prior to the Closing Date, with respect to each Borrower and any Guarantor that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a
Beneficial Ownership Certification in relation to such Borrower or such Guarantor;
(ix)a keepwell agreement delivered by the Sponsor, pursuant to which the Sponsor agrees to keep positive equity in each Borrower and to maintain at least an 66 2/3% ownership stake in each
Borrower;
(x)Organizational Documents:
(1) a certificate of the secretary or assistant secretary of each Obligor dated the
Closing Date, certifying (A) that attached thereto is a true and complete copy of each
Organizational Document of such Obligor certified (to the extent applicable) as of a recent date by the Secretary of State (or other applicable Governmental Authority) of the state of its organization, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or other applicable governing body) of such Obligor authorizing the execution, delivery and performance of the
Loan Documents to which such person is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Obligor
(together with a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate in this clause
(1));
(2) a certificate as to the good standing of each Obligor (in so-called “long-form” if available) as of a recent date, from such Secretary of State (or other applicable
Governmental Authority); and
(3) such other documents as the Administrative Agent or any Lender may reasonably request.
(xi)copies of UCC, United States Patent and Trademark Office and United States Copyright
Office, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents that name any Obligor as debtor and that are filed in those jurisdictions where the
Administrative Agent has requested lien searches and such other searches that the Administrative Agent deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Security Documents (other than Liens acceptable to the Administrative Agent).
(b)prior to the Closing Date, (i) the Borrowers shall have received cash proceeds from the Equity
Contribution and (ii) the Sponsor or its Affiliates, directly or indirectly, shall own (A) more than 66 2/3% of the voting power of the outstanding Voting Shares of each Borrower and (B) at least 66 2/3% of the outstanding Equity
Interests of each Borrower.

(c)the Borrowers shall have paid all reasonable and documented fees and expenses (including fees, charges and disbursements of counsel invoiced prior to the Closing Date) required to be paid on or prior to the
Closing Date to the Administrative Agent or the Lead Arranger in connection with this Agreement.
The Administrative Agent will promptly notify the Lenders of the occurrence of the Closing Date.
SECTION 4.02Conditions Precedent to Each Borrowing and Issuance.  The obligations of (i) each 2024
Tranche Lender to make a 2024 Tranche Revolving Loan during the 2024 Availability Period on the occasion of each 2024 Tranche Revolving Borrowing and of the Issuing Lender to issue a Letter of Credit under the 2024
Tranche Commitments shall be subject to the condition precedent that on the date of and after giving effect to such
2024 Tranche Revolving Borrowing or issuance under the 2024 Tranche Commitments, the total 2024 Tranche
Revolving Credit Exposure shall not exceed the then aggregate 2024 Tranche Commitments and (ii) each 2027
Tranche Lender to make a 2027 Tranche Revolving Loan during the 2027 Availability Period on the occasion of each 2027 Tranche Revolving Borrowing and of the Issuing Lender to issue a Letter of Credit under the 2027
Tranche Commitments shall be subject to the condition precedent that on the date of and after giving effect to such
2027 Tranche Revolving Borrowing or issuance under the 2027 Tranche Commitments, the total 2027 Tranche
Revolving Credit Exposure shall not exceed the then aggregate 2027 Tranche Commitments.  As additional conditions precedent to each of clauses (i) and (ii) above, as applicable, the following statements shall be true:
(a)the representations and warranties contained in Section 5.01 and in the other Loan Documents are true and correct in all material respects on and as of the date of such Borrowing or issuance as though made on and as of such date, except to the extent such representation or warranty expressly relates to an earlier date, in which case it is true and correct in all material respects on and as of such earlier date;
(b)no event has occurred and is continuing, or would result from such Borrowing or issuance or from the application of the proceeds from such Borrowing, which constitutes a Default or an Event of Default;
(c)the Debt to Equity Ratio of each Borrower shall be less than or equal to 7.00 to 1.00 after giving pro forma effect to such Borrowing or issuance;
(d)the Administrative Agent and, if applicable, the Issuing Lender shall have received a request for
Borrowing or issuance of Letter of Credit in accordance with the requirements hereof; and
(e)in connection with Category V Borrowings, the Administrative Agent and, if applicable, the
Issuing Lender shall have received a certificate from the Borrowers setting out the information required pursuant to the definition of “Category V Borrowing.”
Each request for a Borrowing or issuance of a Letter of Credit (other than a notice for Conversion or Continuation of
Loans) submitted by a Borrower shall be deemed to be a representation and warranty that the applicable conditions specified in clauses (a), (b) and (c) of this Section 4.02 have been satisfied on and as of the date of such request.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
SECTION 5.01Representations and Warranties.  Each Borrower represents and warrants to the
Administrative Agent and the Lenders as follows:
(a)Organization.  Each Borrower is duly organized, validly existing and in good standing as a limited partnership or limited liability company, as applicable, under the laws of Delaware, and each Guarantor is duly organized, validly existing and in good standing (to the extent such concept is recognized under such law) under the laws of its jurisdiction of organization.  Each Obligor (i) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (A) own or lease its assets and carry on its business and (B) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (ii) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license;
except in each case referred to in clause (i)(A) or (ii), to the extent that failure to do so could not reasonably be expected to result individually or in the aggregate in a Material Adverse Effect.
(b)Authorization.  The execution, delivery and performance by each Borrower of this Agreement and the other Loan Documents are within its powers as set forth in its applicable constituent documents, as the case may be, and have been duly authorized by all necessary action thereunder, and the execution, delivery and performance by each Guarantor of the Guarantee and Security Agreement are within the powers of such Guarantor and have been duly authorized by all necessary action.
(c)Approvals; No Conflicts; Etc.  The execution, delivery and performance by each Obligor  of the
Loan Documents to which it is a party (i) do not require any consent or approval of, or registration or filing with, any third party, Governmental Authority or Self-Regulatory Organization (except for (A) such as have been obtained or made and are in full force and effect in all material respects, (B) filings and recordings in respect of Liens created pursuant to the Guarantee and Security Agreement and (C) such licenses, approvals, authorizations or consents the failure to obtain or make could not reasonably be expected to result individually or in the aggregate in a Material
Adverse Effect), (ii) will not violate the Organizational Documents of any Borrower or any of its Subsidiaries, and
(iii) will not violate any applicable Law, regulation or order of any Governmental Authority the violation of which could be reasonably expected to result individually or in the aggregate in a Material Adverse Effect.
(d)Enforceability.  Each Obligor has duly executed and delivered each Loan Document to which it is a party and each such Loan Document constitutes the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.
(e)No Material Adverse Change.  Since the date of the last audited financial statements (or unaudited trial balances, as applicable) delivered pursuant to Section 6.01(a)(ii), no event or circumstance has occurred that has had, or could reasonably be expected to have, individually or in the aggregate a Material Adverse Effect.
(f)Undisclosed Liabilities; Litigation.  There are no undisclosed liabilities nor any actions, suits or proceedings by or before any Governmental Authority pending against or, to the knowledge of any Borrower, threatened against or affecting it or any of its Subsidiaries that could reasonably be expected to result individually or in the aggregate in a Material Adverse Effect.
(g)Compliance with Laws.  Each Obligor is in compliance with all Laws and all orders, writs, injunctions and decrees of any Governmental Authority applicable to it or its Property (including, without limitation any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the Organization for Economic Cooperation and Development Convention on Combating Bribery of
Foreign Public Officials in International Business Transactions, the Patriot Act, ERISA, environmental laws and
Rule 15c3-1), except where the failure to be in compliance, individually or in the aggregate, could not reasonably be expected to result individually or in the aggregate in a Material Adverse Effect. Neither each of the Obligors nor any of their Subsidiaries, directors or officers, nor, to the knowledge of the Obligors, any employee, agent, or affiliate is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the
U.S. Department of State and including, without limitation, the designation as a “specially designated national” or
“blocked person”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor are the Borrowers or any of their respective Subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, as of the Amendment No. 5 Effective Date, the so-called Donetsk People’s Republic, the so-called
Luhansk People’s Republic, the non-government controlled areas of the Kherson and Zaporizhzhia regions of
Ukraine, the Crimea region of Ukraine, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”);
and no Borrower will directly or indirectly use any extension of credit hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction)
of Sanctions.  For the past five (5) years, the Borrowers and their respective Subsidiaries have not engaged in, and are not now engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.
(h)Investment Company Status; Margin Regulations.  None of the Obligors is required to register under and none of the Obligors is subject to regulation under the Investment Company Act of 1940, as amended.  No
Borrower is engaged and no Borrower will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U), or extending credit for the purpose of purchasing or carrying margin stock, in each case in violation of such Regulation U.  Each of TCG and each U.S.
Broker-Dealer Subsidiary is a broker-dealer subject to Regulation T.  Neither the making of any Loan hereunder, nor the use of proceeds thereof, will violate or be inconsistent with the provisions of Regulation T, U or X.
(i)Disclosure.  (a) As of the Amendment No. 5 Effective Date, no written report, financial statement, projections, certificate or other written information furnished by or on behalf of it to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, taken as a whole, in the light of the circumstances under which they were made, not misleading; provided that with respect to projected financial information, it represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time and that actual results may differ materially from such information.
(b) As of the Closing Date, the information included in the Beneficial Ownership
Certification is true and correct in all respects.
(j)Use of Proceeds.  The proceeds of the Loans and Letters of Credit shall be used to fund (i) the capital requirements of the Borrowers, in each case, in connection with any Financing Transaction and Finance
Subsidiary and (ii) the general corporate and working capital needs of the Borrowers and their respective
Subsidiaries, in each case, in the ordinary course of the Borrowers’ and their respective Subsidiaries’ capital markets business in compliance with Section 6.02(i); provided that, until such time as TCG is an exempted borrower (as defined in each of Regulations T and U), TCG shall not use any proceeds of the Loans and Letters of Credit for the purpose of purchasing or otherwise acquiring margin stock (within the meaning of Regulation U); provided that no more than $50,000,000 of the aggregate outstanding Commitments shall be utilized at any one time to make
Investments in all Designated Entities that are not Subsidiaries of either Borrower and through which the Borrowers and their respective Subsidiaries conduct their capital markets business in compliance with Section 6.02(i).
(k)Guarantee and Security Agreement and Security Documents.  The Guarantee and Security
Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Secured Creditors, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity). In the case of (x) the Pledged Equity represented by certificates described in the Guarantee and Security Agreement, when any stock certificates representing such Pledged Equity are delivered to the Administrative Agent (or its designee) and (y) any other Collateral with respect to which a security interest may be perfected only by possession or control upon the taking of possession or control by the
Administrative Agent (which possession or control shall be given to the Administrative Agent to the extent required by the Guarantee and Security Agreement) accompanied by instruments of transfer or assignment duly executed in blank, and in the case of the other Collateral described in the Guarantee and Security Agreement, when financing statements in appropriate form are duly completed and filed in the offices specified on Annex I to the Guarantee and
Security Agreement and such other filings as are specified on Annex I to the Guarantee and Security Agreement have been completed, the security interest in favor of the Administrative Agent for the benefit of the Secured
Creditors created under the Guarantee and Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Obligors in such Collateral and the proceeds thereof, as security for that portion of the Secured Obligations intended to be secured thereby as further described in the Guarantee and
Security Agreement, in each case prior and superior in right to any other Person (other than with respect to Liens permitted by this Agreement to be equal or superior in right), in each case to the extent security interests in such
Collateral may be perfected by delivery of such certificates representing Pledged Equity or such filings.  Each
Security Document delivered pursuant hereto will, upon execution and delivery thereof, be effective to create in favor of the Administrative Agent, for the benefit of the Secured Creditors, legal, valid and enforceable Liens on, and security interests in, all of the Obligors’ right, title and interest in and to the Collateral thereunder, and upon the taking of the actions contemplated by such Security Documents will constitute fully perfected Liens on, and security interests in, all right, title and interest of the Obligors in such Collateral, prior and superior in right to any other
Person (other than with respect to Liens permitted under this Agreement to be equal or superior in right).
(l)Ownership of Property.  Each Borrower and its Subsidiaries has good record and marketable title to, or valid leasehold interests in, all property necessary in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse
Effect.
(m)Taxes.  Except for failures that could not reasonably be expected to have individually or in the aggregate a Material Adverse Effect, each Borrower and each of its Subsidiaries have (i) filed all Tax returns and reports required to have been filed and (ii) paid and discharged all Taxes imposed upon it or upon its income or profits, or upon any properties belonging to it (including, in each case, in its capacity as a withholding agent), other than those (i) not yet delinquent or (ii) contested in good faith as to which adequate reserves have been provided to the extent required by Law and in accordance with GAAP.
(n)ERISA Matters.  (i) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan and (ii) neither any Borrower nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan, which in either case of (i) or (ii) has not been fully satisfied or,

with respect to clauses (i) and (ii), except as could not reasonably be expect to result individually or in the aggregate in any Material Adverse Effect.
(o)Subsidiaries.  As of the Closing Date, no Borrower has any Subsidiaries.
(p)Registered Broker-Dealer; Membership.  TCG and each U.S. Broker Dealer Subsidiary is duly registered with the SEC as a broker-dealer and is a member in good standing of FINRA, and each non-U.S. Broker
Dealer Subsidiary is duly registered with, or licensed by, any Governmental Authority that requires registration or licensing and is a member in good standing of any local body similar to FINRA, including, but not limited to, the
Financial Services Authority and the Securities and Futures Commission to the extent that such membership is required by any Governmental Authority.
(q)SIPC Assessments.  Neither TCG nor any U.S. Broker Dealer Subsidiary is in arrears with respect to any assessment made upon it by the SIPC, and no non-U.S. Broker Dealer Subsidiary is in arrears with respect to any assessment made upon it by any local body which is similar to the SIPC.
ARTICLE VI
COVENANTS
SECTION 6.01Affirmative Covenants.  So long as any principal of or interest on any Loan or any other amount or Obligation under the Loan Documents (other than contingent indemnity obligations not then due) shall remain unpaid or any Lender shall have any Commitment or any Letter of Credit shall remain outstanding hereunder
(unless such Letter of Credit has been cash collateralized or otherwise backstopped on terms reasonably satisfactory to the relevant Issuing Lender), the Borrowers covenant and agree that, unless the Majority Lenders shall otherwise consent in writing:
(a)Reporting Requirements.  the Borrowers will furnish to the Lenders:
(i)within 60 days after the end of each of the first three fiscal quarters, the unaudited consolidated balance sheet and related statements of income, stockholders’ equity and cash flows of each
Borrower, in each case as of the end of and for such fiscal quarter, setting forth in each case in comparative form (if applicable) the figures for the corresponding period of the previous fiscal year, certified by a
Financial Officer to the effect that such financial statements present fairly in all material respects the financial condition and results of operations of such Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to the absence of (or absence of a requirement to have) footnotes and to year-end adjustments; provided, that TCG SF may satisfy its obligations under this clause (i) by providing trial balances in the form of Exhibit F hereto in lieu of a consolidated balance sheet and statements of income, stockholder’s equity and cash flows;
(ii)within 100 days after the end of each fiscal year, the audited consolidated balance sheet and related statements of income, stockholders’ equity and cash flows of each Borrower as of the end of and for such fiscal year, setting forth in each case in comparative form (if applicable) the figures for the previous fiscal year, certified by a Financial Officer to the effect that such financial statements present fairly in all material respects the financial condition and results of operations of such Borrower and its
Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to the absence of (or absence of a requirement to have) footnotes; provided, that TCG SF may satisfy its obligations under this clause (ii) by providing unaudited trial balances in the form of Exhibit F hereto in lieu of an audited consolidated balance sheet and statements of income, stockholder’s equity and cash flows;
(iii)concurrently with any delivery of financial statements under clauses (i) and (ii) above, a certificate of a Financial Officer (w) certifying that no Default has occurred or, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (x)
identifying any Subsidiary that has become a Material Foreign Subsidiary during the most recently ended fiscal quarter, (y) setting forth calculations demonstrating in reasonable detail compliance with Section 6.03 and (z) setting forth supplements to the Annexes to the Guarantee and Security Agreement reflecting all changes to the information set forth therein since the later of Closing Date or the date such information was most recently updated pursuant to this Section 6.01(a)(iii);
(iv) [Reserved];

(v)as soon as available, but in any event within five Business Days of delivery to any
Governmental Authority or Self-Regulatory Organization, the audited annual financial statements of TCG and any Broker Dealer Subsidiary required to be furnished to such Governmental Authority or Self-
Regulatory Organization;
(vi)within 15 days after the end of each calendar month as to which there are any Loans or
Letters of Credit outstanding on the last date of such calendar month, a schedule of Category II
Borrowings, Category III Borrowings and Category IV Borrowings on the consolidated balance sheet of each Borrower and its Subsidiaries, which schedule will provide the notional value of each (and, with respect to any such schedule that is delivered with respect to any month that is also the end of a fiscal quarter, such schedule shall also reflect management’s good faith estimate of the value thereof as determined in a manner consistent with such Borrower’s internal valuation practices);
(vii)promptly upon request by the Administrative Agent on behalf of the Majority Lenders, such other information regarding the business, operations and financial condition of any Obligor as such
Lender may reasonably request (it being understood that the Administrative Agent shall use reasonable efforts to coordinate any such requests);
(viii)promptly after any request therefor, such other information regarding the operations, business affairs, assets, liabilities (including contingent liabilities) and financial condition of the Borrowers or any of their subsidiaries, or compliance with the terms of any Loan Document, or with the PATRIOT
Act or other applicable anti-money laundering laws, as the Administrative Agent (or any Lender through the Administrative Agent) may reasonably request; and
(ix)concurrently with delivery of the financial statements pursuant to clauses (i) and (ii)
above, a written management’s discussion and analysis, in a form reasonably satisfactory to the
Administrative Agent, of the financial condition and results of operations of the Sponsor for such fiscal quarter the then elapsed portion of the fiscal year, as compared to the comparable periods in the previous fiscal year.
Notwithstanding the foregoing, (A) the Borrowers may satisfy their obligations under clauses
(a)(i), (a)(ii) and/or (a)(v) by notifying the Administrative Agent that Form 10-K or 10-Q, as applicable, has been filed with the Securities and Exchange Commission and (B) to the extent the SEC has granted the ability to extend any financial statement reporting deadline generally to all non-accelerated filers, including pursuant to Rule 12b-25 (but only to the extent the Borrowers, TCG and/or any Broker Dealer Subsidiary
(as applicable) have complied with the filing and other requirements of Rule 12b-25 that would have been required if and to the extent the Borrowers, TCG and/or any Broker Dealer Subsidiary (as applicable) were a non-accelerated filer by posting any such required filings (or filings substantially similar to what Rule
12b-25 would require) to the Administrative Agent), (the “Extended SEC Reporting Deadline”) and such
Extended SEC Reporting Deadline would be later than the deadline for delivery of the corresponding financial statements of the Borrowers, TCG and/or any Broker Dealer Subsidiary (as applicable) pursuant to clause (a)(i), (ii) or (v) of this Section 6.01 (the “Section 6.01 Reporting Deadline”), then the applicable
Section 6.01 Reporting Deadline shall be automatically deemed to be extended to the date of the Extended
SEC Reporting Deadline, without any further action by any party.
(b)Existence; Conduct of Business.  Each Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and, except to the extent that failure to do so could not reasonably be expected to result individually or in the aggregate in a Material Adverse Effect, the rights, licenses, permits, privileges and franchises material to the conduct of its business (including, in the case of TCG and each Broker-Dealer Subsidiary, its registration, license or qualification as a broker-dealer with the SEC and/or such other applicable domestic or foreign Governmental Authority);
provided that the foregoing shall not prohibit any transaction expressly permitted under Section 6.02(c).
(c)Compliance with Laws.  Each Borrower will, and will cause each of its Subsidiaries to, comply with all Laws and all orders, writs, injunctions and decrees of any Governmental Authority applicable to them, their business or their Property (including, in the case of TCG and each Broker-Dealer Subsidiary, such rules and regulations of the SEC, FINRA and/or such other applicable domestic or foreign Governmental Authority or Self-
Regulatory Organization) except, with respect to all matters other than noncompliance by TCG or any Broker-
Dealer Subsidiary with applicable minimum capital requirements, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result individually or in the aggregate in a Material Adverse Effect.
(d)Maintenance of Insurance.  Each Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurance companies insurance on all its tangible Property in at least such amounts and against at least such risks as the Borrowers believe (in the good faith judgment of the Borrowers)
are usually insured against in the same general area by companies of a similar size engaged in the same or a similar business and in a manner that is consistent with each Borrower and its Subsidiaries’ past practices.  All such insurance (other than business interruption insurance (if any), director and officer insurance and worker’s compensation insurance) shall name the Administrative Agent as additional insured on behalf of the Secured
Creditors (in the case of liability insurance, as their interests may appear) or loss payee (in the case of property insurance).
(e)Payment of Taxes.  Each Borrower will, and will cause each of its Subsidiaries to, timely pay and discharge, all material Taxes imposed upon it or upon its income or profits, or upon any properties belonging to it
(including, in each case, in its capacity as a withholding agent), and all lawful material claims in respect of any
Taxes imposed, assessed or levied that, if unpaid, could reasonably be expected to become a material Lien upon any
Property of either Borrower or any of their Subsidiaries, provided that neither any Borrower, nor any of their respective Subsidiaries shall be required to pay any such Tax that is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP and the failure to pay could not reasonably be expected to result individually or in the aggregate in a Material Adverse Effect.
(f)Maintenance of Properties.  Each Borrower will, and will cause each of its Subsidiaries to, keep and maintain all Property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, except to the extent failure to do so could not reasonably be expected to result individually or in the aggregate in a Material Adverse Effect.
(g)Books and Records; Visitation and Inspection Rights.  Each Borrower will, and will cause each of its Material Subsidiaries to, keep proper books of record and account in accordance with GAAP, and permit representatives designated by the Administrative Agent, upon reasonable prior notice, to visit and inspect its
Properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants (it being agreed that TCG shall be given the opportunity to participate in any such discussion with its independent accountants), all at the reasonable expense of the Borrowers and at such reasonable times during normal business hours, but in each case subject to and in accordance with all applicable laws of any Governmental Authority and such confidentiality measures relating thereto as the Borrowers may reasonably require; provided that, other than after the occurrence of and during the continuance of an Event of
Default, (i) such visitations and inspections shall not be permitted on more than two instances in any calendar year and (ii) only one such visitation and inspection shall be at the expense of the Borrowers.
(h)Notices of Material Events.  Each Borrower will furnish to the Administrative Agent and each
Lender prompt written notice of the following:
(i)the occurrence of any Default or Event of Default within 10 days of such Default or
Event of Default; provided that no notice shall be required if such Default or Event of Default has been cured within 10 days of the occurrence thereof; provided, further, that any Default or Event of Default for failure to provide a timely notice pursuant to this section shall be cured by delivery of such notice;
(ii)the filing or commencement of any action, suit or proceeding by or before any
Governmental Authority against or affecting any Borrower or any of its Subsidiaries which would reasonably be expected to be adversely determined and, if so determined, would reasonably be expected to result in a Material Adverse Effect;
(iii) [Reserved]; and
(iv)any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.
Each notice delivered under this subsection shall be accompanied by a statement of a Financial Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.
(i)Additional Guarantors and Grantors.  Subject to any applicable limitations set forth in the
Guarantee and Security Agreement and/or clause (m) below, the Borrowers will promptly cause each direct or indirect Wholly-Owned Domestic Subsidiary (other than any Domestic Subsidiary of a Foreign Subsidiary that is a
“controlled foreign corporation” within the meaning of Section 957 of the Code (a “CFC”) or a Domestic Subsidiary
that has no material assets other than capital stock of one or more Foreign Subsidiaries that are CFCs (a “CFC
Holdco”) formed (including, without limitation, by division) or otherwise purchased or acquired after the date hereof, to execute promptly, and in any event within 30 days of such formation or acquisition (or such longer period as approved by the Administrative Agent), a supplement to the Guarantee and Security Agreement substantially in the form attached to the Guarantee and Security Agreement (or otherwise in a form reasonable satisfactory to the
Administrative Agent) in order to become a Guarantor and a grantor thereunder and take all other action necessary or as reasonably requested by the Administrative Agent to grant a perfected security interest in its assets to substantially the same extent as granted by the Obligors on the Closing Date (including without limitation filing a financing statement and delivery of Security Collateral (as defined in the Guarantee and Security Agreement)).
(j)Pledge of Material Foreign Subsidiaries.  Subject to any applicable limitations set forth in the
Guarantee and Security Agreement and/or clause (m) below, the Borrowers will promptly (and in any event within
30 days or such longer period as approved by the Administrative Agent) deliver to the Administrative Agent a local law pledge agreement under the jurisdiction of organization or formation of each Subsidiary that is directly owned by an Obligor and identified as a Material Foreign Subsidiary in accordance with Section 6.01(a)(iii)(y) in a customary form reasonably satisfactory to the Administrative Agent, together with (i) copies of such Material
Foreign Subsidiary’s constitutive documents and documents evidencing that such Material Foreign Subsidiary has taken of all necessary action authorizing and approving the execution, delivery and performance of the Loan
Documents to which it is a party, and (ii) a legal opinion in a form reasonably satisfactory to the Administrative
Agent from counsel to such Material Foreign Subsidiary; provided that, in the case of voting capital stock of any
CFC or CFC Holdco, no more than 65% of the outstanding voting capital stock shall be pledged.
(k)Pledge of Additional Stock and Evidence of Indebtedness.  Subject to any applicable limitations set forth in the Guarantee and Security Agreement and/or clause (m) below or with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to TCG), the cost or other consequences (including any adverse tax consequences) of doing so shall be excessive in view of the benefits to be obtained by the Lenders therefrom, the Borrowers will cause (i) all certificates representing Equity Interests (if any)
held directly by any Borrower or any Guarantor; provided that, in the case of voting capital stock of any CFC or
CFC Holdco, no more than 65% of the outstanding voting capital stock shall be pledged and (ii) all instruments evidencing of Indebtedness in excess of $1,000,000 received by any Borrower or any of the Guarantors, in each case, promptly to be delivered to the Administrative Agent along with applicable instruments of transfer duly executed in blank to the Administrative Agent (or its designee) as security for the Secured Obligations that are intended to be secured thereby as further described in the Guarantee and Security Agreement.
(l)Further Assurances. Subject to any applicable limitations set forth in the Guarantee and Security
Agreement and/or clause (m) below, the Borrowers will, and will cause each  of the Guarantors to, from time to time give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other paper that is necessary to cause the Liens created by the Guarantee and Security Agreement and the other Security
Documents to be valid first priority perfected Liens on the Property purported to be covered thereby (including after-
acquired Property, it being understood that, except as set forth in paragraph (j) above, there shall be no requirement to enter into or deliver security agreements or pledge agreements governed by the laws of any non-U.S. jurisdiction or otherwise take steps to perfect any security interest or Lien securing the Secured Obligations under the laws of any non-U.S. jurisdiction), subject to no equal or prior Lien except as otherwise permitted by the Loan Documents, and promptly from time to time obtain and maintain in full force and effect, and cause each of the Guarantors to obtain and maintain in full force and effect, all licenses, consents, authorizations and approvals of, and make all filings and registrations with, any Governmental Authority necessary under the Laws of the jurisdiction of organization of such Guarantor (or any other jurisdiction in which part of the Collateral owned by it or by any
Guarantor may be situated) for the making and performance by it of the Loan Documents to which it is a party.
(m)Broker Dealer Limitations.  Notwithstanding anything herein or in any other Loan Document to the contrary, in no event shall TCG or any Broker-Dealer Subsidiary be required to provide a guarantee of, or grant any security interests in its assets to secure, the Obligations of any Person (other than such Borrower) under any
Loan Document.
(n)Post-Closing Actions.  Notwithstanding anything to the contrary in any Loan Document, each
Borrower will, (i) within 90 days after the Closing Date (or such later date as the Administrative Agent shall reasonably agree) enter into a control agreement with respect to each of its Deposit Accounts (as defined in the
Guarantee and Collateral Agreement) other than Excluded Accounts (as defined in the Guarantee and Collateral
Agreement), it being understood no such requirement for a control agreement on the pledged Deposit Account set forth in any Loan Document shall apply until such date and (ii) within 15 Business Days after the Closing Date (or such later date as the Administrative Agent shall reasonably agree) deliver to the Administrative Agent evidence of insurance complying with the requirements of Section 6.01(d) and certificates naming the Administrative Agent as an additional insured and/or loss payee to the extent required pursuant to such Section 6.01(d).

SECTION 6.02Negative Covenants.  So long as any principal of or interest on any Loan or any other amount or Obligation under the Loan Documents (other than contingent indemnity obligations not then due) shall remain unpaid or any Lender shall have any Commitment or any Letter of Credit shall remain outstanding hereunder
(unless such Letter of Credit has been cash collateralized or otherwise backstopped on terms reasonably satisfactory to the relevant Issuing Lender), the Borrowers covenant and agree that, unless the Majority Lenders shall otherwise consent in writing:
(a)Indebtedness.  The Borrowers will not, and will not permit any of their respective Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, provided that each Borrower and any of their Subsidiaries may incur any Indebtedness (and all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest with regard to such Indebtedness) if (x) immediately before and after such incurrence, no Default or Event of Default shall have occurred and be continuing and (y) the Debt to Equity
Ratio of each Borrower is less than or equal to 7.00 to 1.00 after giving pro forma effect thereto. The limitations set forth in the immediately preceding sentence shall not apply to any of the following items:
(i)Indebtedness arising under the Loan Documents;
(ii)Intercompany Indebtedness owed among the Borrowers and/or their Subsidiaries
(including any Indebtedness used to finance any Financing Transaction);
(iii)Permitted Subordinated Debt;
(iv)Indebtedness in respect of Hedging Agreements;
(v)Indebtedness in respect of overdraft facilities, netting services, automatic clearinghouse arrangements and other cash management and similar arrangements in the ordinary course of business;
(vi)additional Indebtedness of the Borrowers and their respective Subsidiaries in an aggregate principal amount not to exceed $20,000,000 at any time outstanding;
(vii)Indebtedness arising under fronting and/or settlement facilities (“Fronting Facilities”);
provided that, at least 10 Business Days prior to incurring any such Indebtedness (or such shorter period as
MHCB shall reasonably agree, it being agreed MHCB shall use commercially reasonable efforts to provide a response to TCG as soon as practicable after receipt of such notice), the relevant Borrower and/or
Subsidiary shall have provided MHCB a bona fide opportunity (through a written notice to MHCB) to provide such Indebtedness, including an offer regarding the timing of establishing such indebtedness, and
MHCB shall have either (1) declined (through a written notice from the Administrative Agent to such
Borrower and/or Subsidiary) to accept such offer to provide such Indebtedness or (2) failed to respond in writing to such offer, in each case, within such 10 Business Day period;
(viii)any Finance Subsidiary Debt (provided that, to the extent secured, such Finance
Subsidiary Debt shall only be permitted to be secured by Liens satisfying the requirements of Section
6.02(b)(ii));
(ix)all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (i) through (viii) above; and
(x)any fronting or participation arrangement with MHCB or any of its Affiliates on the terms of, or on substantially similar terms to, that certain Fronting Framework Agreement dated as of the
Amendment No. 4 Effective Date, among Mizuho Bank, Ltd. and TCG SF, as participant.
In addition, the Borrowers agree that any Subordinated FINRA Loan shall not be outstanding for more than the time period permitted by FINRA (of which TCG must notify the Administrative Agent in writing if there are one or more outstanding Subordinated FINRA Loans and the FINRA requirement is other than 45 days), that at any time a Subordinated FINRA Loan is outstanding TCG shall not have any senior Indebtedness outstanding and that no more than the number of Subordinated FINRA Loans permitted by FINRA may be made in any twelve month period (of which permitted amount TCG must notify the Administrative Agent in writing if there are one or more outstanding Subordinated FINRA Loans and the maximum number of loans permitted by FINRA is other than three loans during any twelve month period).

(b)Liens.  The Borrowers will not, nor will they permit any of their respective Subsidiaries to, create, incur, assume or permit to exist any Lien on any Property now owned or hereafter acquired by it, except Liens under the Guarantee and Security Agreement and other Liens in favor of the Administrative Agent as contemplated hereby and except:
(i)Liens arising under the Loan Documents;
(ii)Liens securing Finance Subsidiary Debt; provided that the terms of any Finance
Subsidiary Debt (including any intercreditor arrangements entered into in connection therewith) shall provide that the Liens on the Collateral granted under the Guarantee and Security Agreement have at least second priority (to the extent the terms of such Finance Subsidiary Debt do not permit the obligations under the Loan Documents to be secured on a first priority basis pari passu with such Finance Subsidiary Debt)
after giving effect to the incurrence of such Finance Subsidiary Debt; provided, further, that the assets securing any such Finance Subsidiary Debt shall be limited to (A) the assets of the Finance Subsidiary or
Finance Subsidiaries incurring such Finance Subsidiary Debt and (B) the common equity interests of such
Finance Subsidiary or Finance Subsidiaries;
(iii)Permitted Liens;
(iv)Liens securing Indebtedness or other obligations of a Borrower or any Subsidiary of a
Borrower in favor of a Borrower or any Subsidiary of a Borrower;
(v)Liens (A) of a collecting bank arising under Section 4-208 of the UCC on items in the course of collection, (B) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business; and (C) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of setoff);
(vi)Liens encumbering reasonable customary initial deposits and margin deposits and similar
Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business;
(vii)Liens that are contractual rights of setoff (A) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (B) relating to pooled deposit or sweep accounts of the Borrowers or any of their Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrowers and their Subsidiaries or
(C) relating to agreements entered into with customers of the Borrowers and their Subsidiaries in the ordinary course of business;
(viii)additional Liens so long as the aggregate principal amount of the obligations secured thereby at any time outstanding does not exceed $15,000,000;
(ix)the modification, replacement, extension or renewal of any Lien permitted by this Section
6.02(b) upon or in the same assets theretofore subject to such Lien (or upon or in after-acquired property that is affixed or incorporated into the property covered by such Lien or any proceeds or products thereof)
or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor except to the extent otherwise permitted hereunder) of the Indebtedness secured thereby;
(x)Liens securing obligations in respect of Indebtedness outstanding under Section
6.02(a)(vii), provided such Liens only extend to the loans made pursuant to such Fronting Facility and other assets related thereto, and in each case, the proceeds thereof.  It is agreed that upon the incurrence of a
Lien permitted pursuant to this clause (x), any Collateral subject to such Lien shall be automatically released from the Liens securing the Secured Obligations (and the Administrative Agent shall take such actions as  reasonably requested by TCG to evidence such release (or absence) of such Lien, it being understood  that the Lenders authorize the Administrative Agent to enter into any such documentation, with the  Administrative Agent authorized to rely on a certificate from TCG confirming the automatic release (or absence) of such Lien hereunder in delivering any such documentation).
(c)Mergers, Consolidations, Sales of Assets, Etc.  The Borrowers will not merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its Property (in each case, whether now owned or hereafter acquired), or liquidate or dissolve (provided that, if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing, any

Person may merge into a Borrower in a transaction in which such Borrower is the surviving entity) and they will not permit any of their respective Subsidiaries to merge into or consolidate with any other Person, or permit any other
Person to merge into or consolidate with any Subsidiary, if a Default or Event of Default would result as a result from any such merger or consolidation and, if involving a Borrower or a Guarantor, unless such Borrower or
Guarantor is the surviving entity or such successor entity is a Subsidiary of a Borrower immediately following such merger or consolidation and expressly assumes the obligations of such Borrower or Guarantor, as applicable, under the Loan Documents; provided, further, that Subsidiaries of any Borrower shall be permitted to liquidate or dissolve, except to the extent such liquidation or dissolution would reasonably be expected to result in a Material Adverse
Effect and provided that upon or prior to the liquidation or dissolution of any Borrower no Borrowings of such
Borrower or Letters of Credit issued for the account of such Borrower are outstanding.
(d)Investments.  Without the prior written consent of the Majority Lenders (such consent not to be unreasonably withheld), the Borrowers will not, and will not permit any of their respective Subsidiaries to, make any
Investment in the Borrowers or their Affiliates; provided that so long as no Event of Default has occurred and is continuing, the Borrowers and their Subsidiaries may make Investments in the ordinary course of the Borrowers’
and their Subsidiaries’ capital markets business and in compliance with Section 6.02(i) in (i) any portfolio company
(or any entity controlled by a portfolio company) of any fund, separately managed account or partnership managed or controlled or sponsored by the Borrowers or their Affiliates (any such fund, account or partnership, a “TCG
Vehicle”), (ii) any TCG Vehicle with publicly traded securities or securities issued pursuant to Rule 144A of the
Securities Act of 1933 or any foreign equivalent or with respect to which a registration statement or equivalent foreign document has been filed and (iii) subject to Section 6.02(i) in any Borrower by such other Borrower.
(e)Restricted Payments.  The Borrowers will not, and will not permit any of their Subsidiaries to, declare or pay any Restricted Payments (other than dividends or distributions payable solely in its Equity Interests
(other than Disqualified Equity Interests)), provided that the Borrowers and their respective Subsidiaries may pay dividends if (x) immediately before and after paying such dividend, no (1) Default or (2) Event of Default shall have occurred and be continuing and (y) the Debt to Equity Ratio of each Borrower is less than or equal to 7.00 to 1.00 after giving pro forma effect thereto. The limitations set forth in the immediately preceding sentence (other than subclause (x)(2) in the proviso thereto) shall not apply to any of the following items so long as the Borrowers are in compliance with Section 6.03 after giving pro forma effect thereto:
(i)each Borrower may (or may pay dividends to permit any direct or indirect parent thereof
to) redeem in whole or in part any of its Equity Interests for another class of its (or such parent’s) Equity
Interests (other than Disqualified Equity Interests) or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests (other than Disqualified Equity Interests), provided that such new Equity Interests contain terms and provisions at least as advantageous to the Lenders in all respects material to their interests as those contained in the Equity Interests redeemed thereby;
(ii)each Borrower may make quarterly restricted payments to the equity holders of such
Borrower, for any taxable year ending after the date hereof for which such Borrower is a partnership or disregarded entity for U.S. federal income tax purposes, to fund the income tax liabilities of the direct or indirect (as applicable) equity holders of such Borrower that are attributable to the taxable income of such
Borrower, in an aggregate annual amount assumed to equal the product of (x) the taxable income of such
Borrower for such taxable year (computed, for the avoidance of doubt, for any taxable year for which such
Borrower is a disregarded entity as if such Borrower were a partnership) reduced by any taxable loss of such Borrower with respect to any taxable year ending after the date hereof (computed, for the avoidance of doubt, for any taxable year for which such Borrower is a disregarded entity as if such Borrower were a partnership) to the extent that such taxable loss (a) has not previously been used to offset taxable income of such Borrower pursuant to this clause (x) and (b) is of a character that would permit such loss to be deducted against such taxable income for the taxable year in question and (y) the highest combined marginal federal and applicable state and/or local income tax rate (taking into account the character of the taxable income in question (e.g., long term capital gain, qualified dividend income, etc.), with respect to such income, and the deductibility, if any, of any state or local income taxes for federal income tax purposes) applicable to any direct or indirect (as applicable) equity holder of such Borrower;
(iii)each Borrower or any of its Subsidiaries may (i) pay cash in lieu of fractional Equity
Interests in connection with any dividend, split or combination thereof and (ii) honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion; and
(iv)any Subsidiary may pay dividends to its direct parent; provided that if any such dividends are paid by a non-Wholly-Owned Subsidiary, such dividends shall be made ratably based on the equity holder’s interests therein (or any other amount more favorable to a Borrower), provided, further, that if the proceeds of any outstanding Loans or Letters of Credit have been used for an Investment in such non-
Wholly-Owned Subsidiary, any cash dividends paid to such parent shall be applied to prepay such Loans or cash collateralize such Letters of Credit if no Loans are outstanding, at the option of the Administrative
Agent, without application of Section 3.12 or at the end of the next Interest Period(s).
(f)Subordinated Debt Payments.  The Borrowers will not, and will not permit any of their respective
Subsidiaries to, prepay, repurchase or redeem, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Subordinated Indebtedness (or any permitted refinancing in respect thereof); provided that the Borrowers and any of their Subsidiaries may prepay, repurchase or redeem, defease or otherwise satisfy any Subordinated Indebtedness if (x) immediately before and after such payment, no Default or Event of Default shall have occurred and be continuing and (y) the Debt to Equity
Ratio of each Borrower is less than or equal to 7.00 to 1.00 after giving pro forma effect thereto. Notwithstanding the foregoing, nothing in this Section 6.02(f) shall prohibit the repayment or prepayment of intercompany
Subordinated Indebtedness owed among a Borrower and/or its Subsidiaries, in either case unless an Event of Default has occurred and is continuing and the Borrowers have received a notice from the Administrative Agent instructing it not to make or permit any such repayment or prepayment.
(g)Burdensome Agreements.  The Borrowers will not, and will not permit any of their respective
Subsidiaries to, enter into or suffer to exist or become effective any agreement that prohibits or limits the ability (i)
of any Obligor to create, incur, assume or suffer to exist any Lien upon any of its material Property or revenues, whether now owned or hereafter acquired, to secure the Secured Obligations or, in the case of any Guarantor, its obligations under the Guarantee and Security Agreement, or (ii) of any Subsidiary to make Restricted Payments to any Borrower or any Guarantor or to otherwise transfer property to or invest in any Borrower or any Guarantor, other than (A) this Agreement and the other Loan Documents, (B) any agreements governing Finance Subsidiary
Debt and, in the case of clause (i) above only, purchase money Liens (or any permitted refinancing in respect thereof) or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby and in the case of any permitted refinancing of purchase money
Indebtedness, no more restrictive than that in the relevant refinanced agreement), (C) any such agreement in effect at the time any Subsidiary becomes a Subsidiary of a Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of such Borrower, (D) any such agreement imposed or required by or otherwise entered into with any applicable Governmental Authority, (E) any agreement in respect of
Indebtedness outstanding under Section 6.02(a)(vii) and (F) any agreement in respect of Indebtedness permitted to be outstanding under this  Agreement, provided such restrictions do not, in the good faith judgment of TCG, impair in any material respect  the ability of the Borrowers hereunder to comply with their payment obligations under the
Loan Documents.
(h)Affiliate Transactions.  The Borrowers will not, and will not permit any of their respective
Subsidiaries to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of
Property, the rendering of any service or the payment of any management, advisory or similar fees, with any
Affiliate involving aggregate consideration in excess of $10,000,000 (other than the Borrowers or any of their
Subsidiaries) unless such transaction is (a) otherwise permitted under this Agreement, including the payment and receipt of any dividend permitted pursuant to Section 6.02(e), and (b) upon terms that, in the aggregate, are no less favorable to such Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm’s-
length transaction with a Person that is not an Affiliate; provided that nothing in this Section 6.02(h) shall prohibit a
Borrower or any of its Subsidiaries from providing placement, advisory or other services in the ordinary course of business so long as such services do not include a funding obligation of such Borrower or such Subsidiary.
(i)Line of Business.  (i)The Borrowers will not, nor will they permit any of their respective
Subsidiaries to, enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrowers and their Subsidiaries are engaged on the Closing Date or that are reasonably related thereto.
(ii)notwithstanding anything to the contrary in the Loan Documents, in no event shall TCG or any Broker-Dealer Subsidiary transfer (including by virtue of a sale or other disposition, an Investment or a Restricted Payment) any margin stock (within the meaning of Regulation U) to any Obligor that is not an exempted borrower (within the meaning of Regulation U); and
(iii)no Borrower or Subsidiary that is not an exempted borrower (within the meaning of
Regulation U) shall purchase, carry or hold any margin stock (within the meaning of Regulation U).
(j)Change in Fiscal Year.  No Borrower will make any change to its fiscal year; provided that a
Borrower may, upon written notice to the Administrative Agent, change its fiscal year end to any other fiscal year end reasonably acceptable to the Administrative Agent, in which case the Borrowers and the Administrative Agent will, and are hereby authorized by the other parties hereto to, make any adjustments to this Agreement that are necessary to effect such change.
SECTION 6.03Financial Covenant.  So long as any principal of or interest on any Loan or any other amount or obligation under the Loan Documents (other than contingent indemnity obligations not then due) shall remain unpaid or unsatisfied or any Lender shall have any Commitment or any Letter of Credit shall remain outstanding hereunder (unless such Letter of Credit has been cash collateralized or otherwise backstopped on terms reasonably satisfactory to the relevant Issuing Lender and the Administrative Agent), the Borrowers covenant and agree that, unless the Majority Lenders shall otherwise consent in writing, the Borrowers will not permit the Debt to
Equity Ratio of any Borrower to exceed 7.00 to 1.00 at any time.
ARTICLE VII
EVENTS OF DEFAULT
SECTION 7.01Events of Default.  If any of the following events (“Events of Default”) shall occur and be continuing:
(a)any Borrower shall fail to pay when due any principal of any Loan;
(b)any Borrower shall fail for five Business Days or more to pay any interest, fee or L/C
Reimbursement Obligation or any other amount (other than principal) payable by such Borrower under any Loan
Document when and as the same shall become due and payable;
(c)any representation or warranty made or deemed made by an Obligor in this Agreement, any other
Loan Document or in any certificate furnished pursuant to this Agreement shall prove to have been untrue in any material respect when made or deemed made;
(d)any Borrower shall fail to observe or perform any covenant, condition or agreement contained in
Section 6.01(b) (with respect to the legal existence of such Borrower), (h)(i), 6.02 (other than those contained in clause (j) of such Section) or 6.03 (subject to application of Section 7.02(b) below);
(e)any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Section 7.01) or in any other Loan
Document, and such failure shall continue unremedied for a period of 30 days after notice thereof from the
Administrative Agent to TCG;
(f) (i) any Borrower or any Subsidiary (other than any Finance Subsidiary that is not a Borrower)
shall fail to make any payment of principal of or interest on any Material Indebtedness when and as the same shall become due and payable (beyond any period of grace, if any) or (ii) any event or condition occurs that results in the acceleration (or permits the holders of such Indebtedness (or a trustee or agent on behalf of such holders) to cause such acceleration) of such Material Indebtedness prior to its scheduled maturity; provided that in each case (i) and
(ii) any amount of Obligations hereunder shall be considered Material Indebtedness (i.e. without regard to any threshold in such definition); provided further, that, in each case, such failure is unremedied and is not validly waived by the holders of such Indebtedness in accordance with the terms of the documents governing such
Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to this section;
(g)an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i)
liquidation, winding-up, reorganization or other relief in respect of any Borrower or any Material Subsidiary (other than any Finance Subsidiary that is not a Borrower) or its debts, or of a substantial part of its Property, under any
Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any
Material Subsidiary (other than any Finance Subsidiary that is not a Borrower) or for a substantial part of its
Property, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;
(h)any Borrower or any Material Subsidiary (other than any Finance Subsidiary that is not a
Borrower) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, winding up, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Section, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any Material Subsidiary

(other than any Finance Subsidiary) or for a substantial part of its Property, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;
(i)any Borrower or any Material Subsidiary (other than any Finance Subsidiary that is not a
Borrower) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;
(j)one or more judgments for the payment of money in an aggregate amount in excess of
$25,000,000 shall be rendered against any Borrower or any Subsidiary (to the extent not paid and not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and does not deny coverage) and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any
Property of any Borrower or any Subsidiary to enforce any such judgment;
(k)an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred for which liability has not been fully satisfied, would reasonably be expected to result in a Material
Adverse Effect;
(l)(x) the Guarantee and Security Agreement or any other Security Document shall cease to be valid and binding on, or enforceable against (or shall be asserted by any Borrower or any of its Subsidiaries to no longer be valid and binding on, or enforceable against), (i) TCG or (ii) any other Borrower or Guarantor (other than pursuant to the terms hereof or thereof), or TCG or any such other Borrower or Guarantor shall so assert in writing or (y) any security interest and Lien purported to be created by any Security Document shall cease to be in full force and effect, or shall cease to give the Administrative Agent, for the benefit of the Secured Creditors, the Liens, rights, powers and privileges purported to be created and granted under such Security Document (including a perfected first priority security interest in and Lien on all of the Collateral thereunder (except as otherwise expressly provided in such Security Document)) in favor of the Administrative Agent, or shall be asserted by any Borrower or any other
Obligor not to be a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such
Security Document) security interest in or Lien on the Collateral covered thereby, except, in each case, as a result of the Administrative Agent’s failure to take any action (x) reasonably requested on a timely basis by any Borrower in writing in order to maintain a valid and perfected Lien on any Collateral or (y) solely within the Administrative
Agent’s control; or
(m)a Change of Control shall occur;
then the Administrative Agent may, and shall upon the request of the Majority Lenders, by notice to TCG, take any or all of the following actions, at the same or different times:  (i) terminate the Commitments and thereupon they shall terminate immediately, (ii) terminate any obligation of the Issuing Lender to issue Letters of Credit hereunder, and thereupon such obligations shall terminate, (iii) declare the Loans and all other amounts payable by the Obligors under the Loan Documents to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of each
Borrower accrued and other amounts payable by the Obligors under the Loan Documents, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower, and/or (iv) require each Borrower to provide cash collateral for L/C Reimbursement
Obligations of such Borrower and the outstanding undrawn Letters of Credit of such Borrower in an aggregate amount equal to the then aggregate L/C Exposure of such Borrower and thereupon such Borrower shall forthwith provide such cash collateral on terms and subject to documentation reasonably satisfactory to the relevant Issuing
Lenders and the Administrative Agent; and in case of any event applicable to any Borrower described in clause (g),
(h) or (i) of this Section 7.01, the Commitments and such obligations of the Issuing Lender shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Obligors accrued under the Loan Documents, shall automatically become due and payable, and each Borrower (on a several and not joint basis) shall automatically be required to provide such cash collateral, all without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each
Borrower. Nothing herein shall terminate or otherwise modify the obligations of the Lenders under Section 2.02(d).
SECTION 7.02Investors’ Right to Cure.
(a)Notwithstanding anything to the contrary contained in Section 7.01(d), in the event that the
Borrowers fail to comply with the requirements of the covenant set forth in Section 6.03 for any fiscal period in which the covenant set forth in such Section 6.03 is being measured, any Person shall have the right to make a direct or indirect equity investment in any Borrower in cash (the “Cure Right”), and upon the receipt by such Borrower of net cash proceeds pursuant to the exercise of the Cure Right (including through the capital contribution of any such net cash proceeds to such Borrower), on or prior to the fifteenth Business Day after the date on which financial statements are required to be delivered pursuant to Section 6.01(a) or (b), as applicable (the “Cure Date”), the covenant set forth in such Section 6.03 shall be recalculated for such fiscal period, giving effect, at the Borrowers’
election, to a pro forma increase to Total Equity or a pro forma reduction to Debt (and, if applied to reduce Debt, such reduction shall be given effect for purposes of determining compliance with the covenant set forth in Section
6.03 for any later test period that includes such fiscal period) as of the relevant date of determination in an amount equal to such net cash proceeds.
(b)Upon receipt by the Administrative Agent of an irrevocable notice from the Borrowers delivered concurrent with the delivery of financial statements pursuant to Section 6.01(a) or (b), as applicable, and through the
Cure Date: (i) no Default or Event of Default shall be deemed to have occurred on the basis of a failure to comply with the covenant set forth in such Section 6.03 unless such failure is not cured by the exercise of the Cure Right on or prior to the Cure Date, (ii) without the consent of the Majority Lenders, the Borrowers shall not be permitted to borrow any Loans and Letters of Credit shall not be issued or renewed unless and until any failure to comply with the covenant set forth in such Section 6.03 has been cured by the exercise of the Cure Right, (iii) none of the
Administrative Agent or any Lender shall exercise any of the remedial rights otherwise available to it upon an Event of Default, including the right to accelerate the Loans, to terminate Commitments or to foreclose on the Collateral solely on the basis of an Event of Default having occurred as a result of a violation of the covenant set forth in such
Section 6.03, unless the Cure Right is not exercised on or prior to the Cure Date and (iv) if the Cure Right is not exercised on or prior to the Cure Date, such Default or Event of Default shall spring into existence after such time and the Administrative Agent and any Lender may take any actions or remedies pursuant to the terms of this
Agreement and the other Loan Documents.
(c)If, after the exercise of the Cure Right and the recalculations pursuant to clause (a) above, the
Borrowers shall then be in compliance with the requirements of the covenant set forth in Section 6.03 for the relevant fiscal quarter, the Borrowers shall be deemed to have satisfied the requirements of such covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date.
(d)Notwithstanding anything herein to the contrary, (i) in each four consecutive fiscal quarter period there shall be at least two fiscal quarters in which the Cure Right is not exercised, (ii) during the term of this
Agreement, the Cure Right shall not be exercised more than five times, (iii) the cure amount shall be no greater than the amount required for the purpose of complying with the covenant set forth in Section 6.03 and any amounts in excess thereof shall not be deemed to be a cure amount, and (iv) such cure amount shall be disregarded for purposes of determining whether any Debt to Equity Ratio-based condition to the availability of any carve-out set forth in
Article 6 of this Agreement has been satisfied.
ARTICLE VIII
THE ADMINISTRATIVE AGENT
SECTION 8.01Appointment and Authority.
(a)Each of the Lenders hereby irrevocably appoints MHCB to act on its behalf as the Administrative
Agent under and in connection with the Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Article
VIII are solely for the benefit of the Administrative Agent and the Lenders and the Borrowers shall have no rights as a third party beneficiary of any of such provisions.
(b)Each Issuing Lender shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each such Issuing Lender shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article VIII with respect to any acts taken or omissions suffered by such Issuing Lender in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term
“Administrative Agent” as used in this Article VIII included such Issuing Lender with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such Issuing Lender.
(c)The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders and the Issuing Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the Issuing Lender for purposes of acquiring, holding and enforcing any and all
Liens on Collateral granted by any of the Obligors to secure any of the obligations of the Obligors under the Loan
Documents, together with such powers and discretion as are reasonably incidental thereto. In this connection, the

Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the
Administrative Agent pursuant to Section 8.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Loan Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article VIII and
Article IX as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan
Documents) as if set forth in full herein with respect thereto.
SECTION 8.02Rights as a Lender.  The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Obligor or any Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
SECTION 8.03Exculpatory Provisions.
(a)The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents.  Without limiting the generality of the foregoing, the Administrative Agent:
(i)shall not be subject to any fiduciary or other implied duties, regardless of whether a
Default has occurred and is continuing;
(ii)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the
Administrative Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for in the Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and
(iii)shall not, except as expressly set forth in the Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Obligor or any of its
Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.
(b)The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 9.01) or (ii) in the absence of its own bad faith, gross negligence or willful misconduct as determined in a final non-appealable judgment by a court of competent jurisdiction.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the
Administrative Agent by a Borrower or a Lender.
(c)The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into
(i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan
Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or the validity, perfection or priority of any Lien or security interest created or purported to be created under the Security Documents, or the value or sufficiency of the
Collateral or for any failure of any Obligor or any other party to any Loan Document to perform its obligations hereunder or thereunder.
SECTION 8.04Reliance by Administrative Agent.  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan or issuance of a Letter of Credit that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan or such issuance.  The Administrative Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
SECTION 8.05Delegation of Duties.  The Administrative Agent may perform any and all of its duties and exercise its rights and powers under any Loan Document by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent and any Issuing Lender may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.
The exculpatory provisions of this Article VIII shall apply to any such sub-agent and to the Related Parties of the
Administrative Agent and any such sub-agent and the Issuing Lender, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative
Agent.
SECTION 8.06Resignation of Administrative Agent.  The Administrative Agent may at any time give notice of its resignation to the Lenders and TCG.  Upon receipt of any such notice of resignation, the Majority
Lenders shall have the right, with the consent of TCG (such consent not to be unreasonably withheld or delayed)
unless a Specified Event of Default has occurred and is continuing, to appoint a successor that is not a Disqualified
Institution, which shall be a nationally recognized bank with an office in New York, New York or an Affiliate of any such bank with an office in New York, New York.  If no such successor shall have been so appointed by the
Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above (including TCG’s consent and that such successor not be a Disqualified Institution), provided that if the Administrative Agent shall notify the Borrowers and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring
Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative
Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Majority
Lenders with the consent of TCG appoint a successor Administrative Agent as provided for above in this subsection.
Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative
Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations under the
Loan Documents (if not already discharged therefrom as provided above in this subsection).  The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor.  After the retiring Administrative Agent’s resignation, the provisions of this Article VIII and Section 9.04 shall continue in effect for the benefit of such retiring
Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. At any time the Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Administrative
Agent may be removed as the Administrative Agent hereunder at the request of the Borrowers.
SECTION 8.07Non-Reliance on Administrative Agent and Other Lenders.  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their
Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon any Loan Document or any related agreement or any document furnished hereunder or thereunder.
SECTION 8.08Administrative Agent Indemnification.  To the extent required by any applicable Laws, the Administrative Agent may withhold in respect of any payment to any Lender the amount of any applicable withholding Tax.  Without limiting or expanding the obligation of the Borrowers or any of their Subsidiaries under
Section 3.11, each Lender shall indemnify and hold harmless the Administrative Agent against, and shall make payable in respect thereof within 10 days after demand therefor, all Taxes and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the Internal Revenue Service or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold Tax in respect of any amounts paid to or for the account of such Lender for any reason (including because the appropriate documentation was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of, withholding Tax ineffective), whether or not such
Taxes are correctly or legally asserted.  A certificate as to the amount of such payment or liability delivered to any
Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the
Administrative Agent to set off and apply all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 8.08.  The agreements in this Section 8.08 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the commitments and the repayment, satisfaction or discharge of all other Obligations.
SECTION 8.09No Other Duties; Etc. Anything herein to the contrary notwithstanding, the Lead
Arranger and any bookrunner listed on the cover page hereof shall not, in such capacities, have any powers, duties or responsibilities under any of the Loan Documents.
ARTICLE IX
MISCELLANEOUS
SECTION 9.01Amendments, Etc.
(a)No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by a Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrowers and the Majority Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by each Lender directly and adversely affected thereby, do any of the following:
(i) subject such Lender to any additional obligations including, without limitation, any extension of the expiry date of any Commitment of such Lender or increase any Commitment of such Lender, (ii) reduce the principal of, or rate of interest on, any Loan, L/C Reimbursement Obligation or any fees or other amounts payable hereunder, (iii)
postpone any date for payment of principal of, or interest on, any Loan, L/C Reimbursement Obligation or any fees or other amounts payable hereunder when due (other than fees or other amounts payable for the sole account of an
Issuing Lender), (iv) modify any of the provisions of the Loan Documents relating to pro rata payments or (v) waive any condition precedent to any Borrowing without the consent of the Majority Tranche Lenders; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, change the percentage of any Commitments or of the aggregate unpaid principal amount of the Loans, or the number of
Lenders, which shall be required for the Lenders or any of them to take any action hereunder, (A) amend Section
3.07(a) or (b), this Section 9.01 or Section 6.08 of the Guarantee and Security Agreement or (B) release all or substantially all of the Collateral or all or substantially all of the value of the Guarantees provided by the Guarantors, and provided, further, that (x) no amendment, waiver or consent shall, unless in writing and signed by the
Administrative Agent and the Issuing Lenders in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent or, as the case may be, the Issuing Lenders under any Loan
Document, (y) if the Administrative Agent and the Borrowers shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature in any provision of the Loan Documents, then the
Administrative Agent and the Borrowers shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Majority Lenders within five Business Days after notice thereof.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that no Commitment of such Lender may be increased or extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting
Lender shall be excluded for a vote of the Lenders hereunder requiring any consent of the Lenders) and (z) no waiver, amendment or modification to this Agreement shall by its terms adversely affect the rights of Lenders holding Loans or Commitments of a particular Class in respect of payments or Collateral hereunder in a manner different than such waiver, amendment or modification affects Lenders holding Loans or Commitments of other
Classes without the consent of the Majority Tranche Lenders of the affected Class in addition to the Lenders required above to take such action.
(b)This Agreement, the other Loan Documents and the other agreements provided for herein constitute the entire agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof.
SECTION 9.02Notices, the Borrowers as Administrative Borrowers, Etc.
(a)Except as provided in subsections (b) and (c) below, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, in each case, as follows:

(i)if to any Borrower or any Guarantor:
c/o TCG Capital Markets L.L.C.
520 Madison Avenue, 38th Floor
New York, NY 10022
Attention:  Justin Plouffe and Joshua Lefkowitz
Electronic Mail:  Justin.Plouffe@carlyle.com and Joshua.Lefkowitz@carlyle.com
(ii)if to the Administrative Agent:
Mizuho Bank, Ltd.
New York Branch
1271 Avenue of the Americas
New York, NY 10020
Attention:  Sean Pattap
Electronic Mail:  sean.pattap@mizuhogroup.com
and
Mizuho Bank, Ltd.
New York Branch
1271 Avenue of the Americas
New York, NY 10020
Attention:  James Benbrook
Electronic Mail:  james.benbrook@mizuhogroup.com
and, with respect to any Notice of Borrowing:
LAU_Agent@mizuhogroup.com
(iii)if to the Issuing Lender:
Mizuho Bank, Ltd.
New York Branch
1271 Avenue of the Americas
New York, NY 10020
Attention:  Sean Pattap
Electronic Mail:  sean.pattap@mizuhogroup.com
and
Mizuho Bank, Ltd.
New York Branch
1271 Avenue of the Americas
New York, NY 10020
Attention:  James Benbrook
Electronic Mail:  james.benbrook@mizuhogroup.com
(iv)if to a Lender, to it at its address (or facsimile number, electronic mail address or telephone number) set forth in its Administrative Questionnaire;
provided that any party may change its address, facsimile number, electronic mail address or telephone number for notices and other communications hereunder by notice to the other parties.  Except as provided in clause (d) below, notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), except that notices and communications to the Administrative
Agent pursuant to Article II or Article VII shall not be effective until received by the Administrative Agent. Notices delivered through electronic communications to the extent provided in clause (b) below, shall be effective as provided in said clause (b).

(b)Notices and other communications to any Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  The Administrative Agent or any Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-
mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient
(such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business
Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause
(i) of notification that such notice or communication is available and identifying the website address therefor.
(c)Each Borrower further agrees that the Administrative Agent may make communications to
Lenders available to the Lenders by posting the communications on Intralinks or a substantially similar electronic transmission system (the “Platform”).  THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”  THE
AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF
THE COMMUNICATIONS, OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM
LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS.  NO WARRANTY OF ANY KIND,
EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF
MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD
PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENT
PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM.  IN NO EVENT SHALL
THE ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE
OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES (COLLECTIVELY,
THE “AGENT PARTIES”) HAVE ANY LIABILITY TO ANY OBLIGOR, ANY LENDER OR ANY OTHER
PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, DIRECT OR
INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES
(WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF SUCH OBLIGOR’S OR THE
ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET,
EXCEPT TO THE EXTENT THE LIABILITY OF ANY AGENT PARTY IS FOUND IN A FINAL NON-
APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM
SUCH AGENT PARTY’S BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.
(d)The Administrative Agent agrees that the receipt of the communications by the Administrative
Agent at its e-mail address set forth above shall constitute effective delivery of the communications to the
Administrative Agent for purposes of the Loan Documents.  Each Lender agrees that notice to it (as provided in the next sentence) specifying that the communications have been posted to the Platform shall constitute effective delivery of the communications to such Lender for purposes of the Loan Documents.  Each Lender agrees (i) to provide to the Administrative Agent in writing (including by electronic communication), promptly after the date of this Agreement, one or more e-mail addresses to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address or addresses.
(e)Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan
Document.
(f)The Borrowers each hereby irrevocably appoint TCG as the administrative borrower with respect to this Agreement and the other Loan Documents, and all notices, demands and interactions with TCG are hereby authorized by the other Borrowers, and shall be conclusive and binding on the other Borrowers, who duly and irrevocably authorize TCG to act on their behalf for all purposes under this Agreement and the other Loan
Documents, and the Administrative Agent and the Lenders may conclusively rely on all notices, directions, and other interactions with TCG without consulting in any manner with the other Borrowers.
SECTION 9.03No Waiver; Remedies; Setoff.
(a)No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
(b)If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender to or for the credit or the account of any
Borrower against any and all of the obligations of such now or hereafter existing under this Agreement or any other
Loan Document to such Lender irrespective of whether or not such Lender shall have made any demand under this
Agreement or any other Loan Document and although such obligations of such Borrower may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender under this Section 9.03 are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.  Each Lender agrees to notify TCG and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.
SECTION 9.04Expenses; Indemnity; Damage Waiver.
(a)Costs and Expenses.  The Borrowers (on a several and not joint basis) shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Lead Arranger and their respective Affiliates (but limited, in the case of legal fees and expenses, to the reasonable fees, charges and disbursements of one counsel
(together with one local counsel in each relevant jurisdiction) and, after notice to the Borrowers, of more than one such counsel to the extent the Administrative Agent or any Lender reasonably determines that there is an actual or potential conflict of interest requiring the employment of separate counsel), in connection with the syndication of the facility contemplated hereby, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof, (ii)
all out-of-pocket expenses incurred by the Administrative Agent and the Lenders (but limited, in the case of legal fees and expenses, to the reasonable fees, charges and disbursements of one counsel (together with one local counsel in each relevant jurisdiction) and, after notice to the Borrowers, of more than one such counsel to the extent the
Administrative Agent or any Lender reasonably determines that there is an actual or potential conflict of interest requiring the employment of separate counsel) in connection with the enforcement (including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect thereof) or, during the continuance of an Event of Default, protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section 9.04 and (iii) all reasonable and documented out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder.
(b)Indemnification by the Borrowers.  The Borrowers (on a several and not joint basis) hereby indemnify the Administrative Agent, the Lead Arranger, each Lender and each Related Party of any of the foregoing
Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (but limited, in the case of legal fees and expenses, to the reasonable fees, charges and disbursements of one counsel for the Indemnitees (together with one local counsel in each relevant jurisdiction) and, after notice to the Borrowers, of more than one such counsel to the extent any
Indemnitee reasonably determines that there is an actual or potential conflict of interest requiring the employment of separate counsel), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any
Borrower or any other Obligor arising out of, in connection with, or as a result of (i) the execution or delivery of this
Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any
Borrower or any other Obligor and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a final and nonappealable judgment of a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by any Borrower against an Indemnitee for material breach of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Paragraph (b) of this Section 9.04 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(c)Reimbursement by Lenders.  To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under clause (a) or (b) of this Section 9.04 to be paid by it to the Administrative Agent, the
Issuing Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the
Administrative Agent, the Issuing Lender or such Related Party, as the case may be, such Lender’s Total
Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the
Issuing Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the
Administrative Agent or the Issuing Lender in connection with such capacity.
(d)Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable law, each party hereto agrees that it will not assert, and hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any Letter of
Credit or the use of proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the bad faith, gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.
Notwithstanding the foregoing, nothing in this Section 9.04(d) shall limit the Borrowers’ indemnification obligations set forth in Section 9.04(b).
(e)Payments.  All amounts due under this Section 9.04 shall be payable not later than 15 Business
Days after demand therefor.
SECTION 9.05Binding Effect, Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each Lender and their respective successors and permitted assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent and the Lenders.
SECTION 9.06Assignments and Participations.
(a)Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no
Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in clause (d) of this Section 9.06 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)Assignments by Lenders.  Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that:
(i)except in the case of an assignment of the entire remaining amount of the assigning
Lender’s Commitment and the Loans of any Class at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender (in each case, other than a Disqualified Institution), the aggregate amount of the Commitments (which for this purpose includes
Loans outstanding thereunder) of any Class or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of such Class of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000 or an integral multiple of $1,000,000 (or, if the
Commitment is not then in effect and Loans are outstanding in an Alternate Currency, ₤5,000,000 or
€5,000,000 or an integral multiple of ₤1,000,000 or €1,000,000, as applicable) in excess thereof, unless each of the Administrative Agent and, unless a Specified Event of Default has occurred and is continuing, the Borrowers otherwise consents (each such consent not to be unreasonably withheld or delayed);

(ii)each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the
Commitment of any Class assigned;
(iii)the parties to each assignment shall execute and deliver to the Administrative Agent an
Assignment and Assumption, together with a processing and recordation fee of $3,500 and the Eligible
Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative
Questionnaire;
(iv)no assignment shall be made to a Disqualified Institution without TCG’s prior written consent (which consent may be withheld in its sole discretion), and upon an inquiry by any Lender to the
Administrative Agent as to whether a specific potential assignee or prospective participant is a Disqualified
Institution, the Administrative Agent shall be permitted to disclose to such inquiring Lender whether such specific potential assignee or prospective participant is on the list of Disqualified Institutions; provided that the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions and shall not be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or have any liability with respect to or arising out of any assignment or participation to or disclosure of confidential information to, a Disqualified
Institution; and
(v)no assignment shall be made to a natural person.
Subject to notice to TCG and acceptance and recording thereof by the Administrative Agent pursuant to clause (c) of this Section 9.06, from and after the Assignment Date specified in each Assignment and Assumption (an
“Assignment Date”), the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this
Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and
Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and
Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.09, 3.11, 3.12 and 9.04 with respect to facts and circumstances occurring prior to such Assignment Date. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (d) of this Section 9.06.
Notwithstanding anything herein to the contrary, in no event shall MHCB hold less than 66.6% of the aggregate
Commitments under this Agreement unless the Borrowers separately agree in writing to MHCB holding less than such amount.
(c)Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at its address specified in Section 9.02 a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and interest amounts) of the Loans owing to, each Lender pursuant to the terms hereof from time to time
(the “Register”).  The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrowers and, solely with respect to itself, any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)Participations.  Any Lender may at any time, without the consent of, or notice to, any Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or any Borrower or any of
TCG’s Affiliates or Subsidiaries or any Disqualified Institutions) (each, a “Participant”) in all or a portion of such
Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the
Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii)
such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and
(iii) the Borrowers, the Administrative Agent and the Lenders shall continue to deal solely and directly with such
Lender in connection with such Lender’s rights and obligations under this Agreement.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such
Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso of Section 9.01 that affects such Participant.  Subject to clause (e) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits and obligations of Sections 3.09, 3.11, and 3.12 (subject to the requirements and limitations of such sections and it being understood that the documentation required under Section
3.11(f) shall be delivered solely to the participating Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 9.06.  Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and interest amounts) of each Participant’s interest in the
Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.
(e)Limitations upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Sections 3.09, 3.11 and 3.12 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such greater entitlement results from a
Change in Law after the participation occurs.
(f)Certain Pledges.  Any Lender, without the consent of any Borrower or the Administrative Agent may at any time grant security interest in all or any portion of its rights under this Agreement or any Note to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank;
provided, that no such pledge or assignment shall release such Lender from any of its obligations hereunder.
(g)Resignation as Issuing Lender after Assignment.  Notwithstanding anything to the contrary contained herein, (i) if at any time MHCB assigns all of its Commitments and Loans pursuant to Section 9.06(b),
MHCB may, upon 30 days’ notice to the Borrowers and the Lenders, resign as Issuing Lender and (ii) if at any time
MHCB resigns as Administrative Agent pursuant to Section 8.06, it shall be deemed to automatically resign as
Issuing Lender.  In the event of any such resignation as Issuing Lender, the Borrowers shall be entitled to appoint, from among the Lenders, a successor Issuing Lender hereunder; provided, however, that no failure by the Borrowers to appoint any such successor shall affect the resignation of MHCB as Issuing Lender.  If MHCB resigns as Issuing
Lender, it shall retain all the rights, powers, privileges and duties of the Issuing Lender hereunder with respect to all
Letters of Credit outstanding as of the effective date of its resignation as Issuing Lender and all L/C Exposure with respect thereto.  Upon the appointment of a successor Issuing Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender, and (b) the successor Issuing Lender shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to MHCB to effectively assume the obligations of MHCB with respect to such Letters of Credit.
(h)Disqualified Institutions.  Notwithstanding anything to the contrary herein, if any Loans are assigned or any participations are purchased or otherwise acquired, without TCG’s consent (in violation of Section
9.06(b) or (d)), to any Disqualified Institution, then: (i) the Borrowers may, at their sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (x) terminate any commitment of such
Disqualified Institution and repay any applicable outstanding Loans, plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder, but, notwithstanding anything to the contrary, without premium, penalty, prepayment fee, breakage or accrued interest, and/or (y) require such Disqualified
Institution to assign its rights and obligations to one or more Eligible Assignees at the price paid by it, plus accrued fees and all other amounts (other than principal amounts) payable to it hereunder, but, notwithstanding anything to the contrary, without premium, penalty, prepayment fee, accrued interest or breakage (which assignment shall not be subject to the processing and recordation fee described in Section 9.06(b)(iii)), (ii) no such Disqualified Institution shall (x) receive any information or reporting provided by the Borrowers, the Administrative Agent or any other
Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders, (iii) for purposes of voting, any Loans, Commitments or participations held by such Disqualified Institution shall be deemed not to be outstanding and such Disqualified Institution shall have no voting or consent rights with respect to “Majority Lender” or consents, in each case notwithstanding Section
9.01, (iv) for purposes of any matter requiring the vote or consent of each Lender affected by any amendment or waiver, such Disqualified Institution shall be deemed to have voted or consented to approve such amendment or waiver if a majority of the affected Lenders so approves and (v) such Disqualified Institution shall not be entitled to any expense reimbursement or indemnification rights ordinarily afforded to Lenders or Participants hereunder or in any Loan Document and such Disqualified Institution shall be treated in all other respects as a Defaulting Lender.

SECTION 9.07GOVERNING LAW; JURISDICTION; ETC.
(A)GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(B)SUBMISSION TO JURISDICTION.  EACH BORROWER IRREVOCABLY AND
UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE
JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK
COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF
NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR
PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN
DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH
BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT
OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW
YORK STATE COURT OR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH
FEDERAL COURT. EACH BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH
ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER
JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY
RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO
BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN
DOCUMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY
JURISDICTION.
(C)WAIVER OF VENUE.  EACH BORROWER IRREVOCABLY WAIVES, TO THE
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR
HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING
OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY
COURT REFERRED TO IN CLAUSE (B) ABOVE.  EACH BORROWER IRREVOCABLY WAIVES, TO
THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN
INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY
SUCH COURT
(D)SERVICE OF PROCESS.  EACH BORROWER AGREES THAT SERVICE OF PROCESS
IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY
REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL),
POSTAGE PREPAID, AT ITS ADDRESS SET FORTH IN SECTION 9.02, OR AT SUCH OTHER
ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED IN
WRITING BY TCG.
SECTION 9.08Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and
the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 9.09Counterparts; Effectiveness; Execution.
(a)Counterparts; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
(b)Electronic Execution of Loan Documents or any Assignments.  The words “execution,” “signed,”
“signature,” and words of like import in this Agreement or any other Loan Documents or any Assignment and
Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic
Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 9.10Survival.  The provisions of Sections 3.09, 3.11 and 3.12 and Article VIII and Section
9.04 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans and the Commitments or the termination of this Agreement or any provision hereof.
SECTION 9.11Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES,
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A
TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR
RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER
THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR
ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH
OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING
WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN
INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG
OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.
SECTION 9.12Confidentiality.  Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and will be subject to customary confidentiality obligations of professional practice or will agree (which agreement may be oral or pursuant to company policy) to be bound by the terms of this
Section 9.12 (or language substantially similar to this Section 9.12)), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any Self-Regulatory Organization), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto,
(e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any action or proceeding relating to the Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 9.12, to
(i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations, (g) with the consent of TCG or (h) to the extent such
Information (x) becomes publicly available other than as a result of a breach of this Section 9.12 or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a non-confidential basis from a source other than TCG or its Subsidiary.
For purposes of this Section 9.12, “Information” means all information received from any Borrower or any of its Subsidiaries relating to any Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis.  Any
Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
SECTION 9.13No Fiduciary Relationship.  In connection with all aspects of each transaction contemplated hereby, each Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that:
(a) the credit facility provided for hereunder and any related arranging or other services in connection therewith
(including in connection with any amendment, waiver or other modification hereof or of any other Loan Document)
are an arm’s length commercial transaction between the Borrowers and their Affiliates, on the one hand, and the
Administrative Agent and the Lead Arranger, on the other hand, and each Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification thereof); (b) in connection with the process leading to such transaction, each of the Administrative Agent and the Lead Arranger, has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for any Borrower or any of its Affiliates, equity holders, creditors or employees or any other Person; (c) neither the Administrative Agent nor the Lead Arranger has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any
Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent or the Lead Arranger has advised or is currently advising any Borrower or any of its Affiliates on other matters) and neither the Administrative Agent nor the Lead Arranger has any obligation to any
Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (d) the Administrative Agent and the Lead Arranger and
their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers and their Affiliates, and neither the Administrative Agent nor the Lead Arranger has any
obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (e) the

Administrative Agent and the Lead Arranger have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Borrowers have consulted their own legal, accounting, regulator and tax advisors to the extent it has deemed appropriate. Each Borrower hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent and the Lead Arranger with respect to any breach or alleged breach of agency or fiduciary duty.
SECTION 9.14Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
SECTION 9.15USA PATRIOT Act.  Each Lender hereby notifies each Borrower and each Guarantor that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October
26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies such Borrower and such Guarantor, which information includes the name and address of the Borrowers and other information that will allow such Lender to identify such Borrower in accordance with the Patriot Act.
SECTION 9.16Judgment Currency.  This is an international loan transaction in which the specification of Dollars or an Alternate Currency, as the case may be (the “Specified Currency”), and any payment in New York
City or the country of the Specified Currency, as the case may be (the “Specified Place”), is of the essence, and the
Specified Currency shall be the currency of account in all events relating to amounts denominated in such Specified
Currency.  The payment obligations of the Borrowers under this Agreement and the other Loan Documents shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified
Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder.  If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the “Second Currency”), the rate of exchange which shall be applied shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding that on which such judgment is rendered.  The obligation of the Borrowers in respect of any such sum due from it to the Administrative
Agent or any Lender hereunder shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be due hereunder or under the Notes in the Second
Currency to the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second
Currency so adjudged to be due; and each Borrower (on a several and not joint basis) hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify the Administrative Agent or such Lender, as the case may be, against, and to pay the Administrative Agent or such Lender, as the case may be, on demand in the
Specified Currency, any difference between the sum originally due from such Borrower to the Administrative Agent or such Lender, as the case may be, in the Specified Currency and the amount of the Specified Currency so purchased and transferred.
SECTION 9.17European Monetary Union.
(a)Definitions.  In this Section 9.17 and in each other provision of this Agreement to which reference is made in this Section 9.17 (whether expressly or impliedly), the following terms have the following respective meanings:
“EMU” shall mean economic and monetary union as contemplated in the Treaty on European
Union.
“EMU Legislation” shall mean legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency, being in part the implementation of the third stage of EMU.
“Euro” shall mean the single currency of Participating Member States of the European Union,
which shall be a Currency under this Agreement.
“Euro Unit” shall mean a currency unit of the Euro.
“National Currency Unit” shall mean a unit of any Currency (other than a Euro Unit) of a
Participating Member State.

“Participating Member State” shall mean each state so described in any EMU Legislation.
“Target Operating Day” shall mean any day that is not (a) a Saturday or Sunday, (b) Christmas
Day or New Year’s Day or (c) any other day on which the Trans-European Real-time Gross Settlement
Express Transfer system (or any successor settlement system) is not operating (as determined by the
Administrative Agent).
“Treaty on European Union” shall mean the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7,
1992, and came into force on November 1, 1993), as amended from time to time.
(b)Alternative Currencies.  If and to the extent that any EMU Legislation provides that an amount denominated either in the Euro or in the National Currency Unit of a Participating Member State and payable within the Participating Member State by crediting an account of the creditor can be paid by the debtor either in the Euro
Unit or in that National Currency Unit, any party to this Agreement shall be entitled to pay such amount either in the
Euro Unit or in such National Currency Unit.
(c)Payments by the Administrative Agent Generally.  With respect to the payment of any amount denominated in the Euro or in a National Currency Unit, the Administrative Agent shall not be liable to any
Borrower or any of the Lenders in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Administrative Agent if the
Administrative Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the Euro Unit or, as the case may be, in a National Currency Unit) to the account of any Borrower or any Lender, as the case may be, in the
Principal Financial Center in the Participating Member State which such Borrower or, as the case may be, such
Lender shall have specified for such purpose.  In this paragraph (c), “all relevant steps” shall mean all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent may from time to time reasonably determine for the purpose of clearing or settling payments of the Euro.
(d)[Reserved]
(e)Rounding.  Without prejudice and in addition to any method of conversion or rounding prescribed by the EMU Legislation, each reference in this Agreement to a minimum amount (or a multiple thereof) in a
National Currency Unit to be paid to or by the Administrative Agent shall be replaced by a reference to such reasonably comparable and convenient amount (or a multiple thereof) in the Euro Unit as the Administrative Agent may from time to time specify.
(f)Other Consequential Changes.  Without prejudice to the respective liabilities of the Borrowers to the Lenders and the Lenders to the Borrowers under or pursuant to this Agreement, except as expressly provided in this Section 9.17, each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to the Euro in Participating Member States.
SECTION 9.18Acknowledgement Regarding Any Supported QFCs.
To the extent that the Loan Documents provide support, through a guarantee or otherwise, of Hedging
Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such
QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the
Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall
Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S.
Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit
Support, and any rights in property securing such Supported QFC) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and
such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the
United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party

becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan
Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.  Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)As used in this Section 9.18, the following terms shall have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)a “covered entity” as that term is defined in, and interpreted in accordance with,
12 C.F.R. § 252.82(b);
(ii)a “covered bank” as that term is defined in, and interpreted in accordance with,
12 C.F.R. § 47.3(b); or
(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with,
12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
(b)“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives thereunto duly authorized, as of the date first above written.
TCG CAPITAL MARKETS L.L.C.,
as a Borrower
By:/s/ Justin Plouffe
Name:Justin Plouffe
Title:Managing Director
TCG SENIOR FUNDING L.L.C.,
as a Borrower
By:/s/ Justin Plouffe
Name:Justin Plouffe
Title:Managing Director
[Signature Page to Credit Agreement]
MIZUHO BANK, LTD., as Administrative Agent and as a
Lender
By:/s/ Donna DeMagistris
Name:Donna DeMagistris
Title:Executive Director
[Signature Page to Credit Agreement]
CONCENTRATION PERCENTAGES
The aggregate amount of Category I Borrowings at any time outstanding (including any Category I Borrowing made on the date of determination), shall not exceed (i) 40% of the Aggregate Facility Amount and (ii) in the case of all such Category I Borrowings made by TCG SF that are then outstanding, $10,000,000; provided that notwithstanding anything to the contrary in this clause (ii) TCG SF may borrow Category I Borrowings up to the full amount in clause (i) if such borrowings are used to make a Subordinated FINRA Loan and TCG SF may borrow an amount in excess of the clause (i) limit to make a Subordinated FINRA Loan if agreed to in writing (including e-mail) by the
Administrative Agent and TCG SF (it being understood that the Administrative Agent may reject any request to borrow in excess of the clause (i) limit in its sole and absolute discretion and is under no obligation to agree to any such borrowing).
All Financing Transaction Borrowings shall be subject to the following concentration percentages, measured on an aggregate basis of all outstanding Financing Transaction Borrowings as of the date of determination (including any
Borrowing made on such date of determination), based on the underlying corporate family ratings (or estimates of such ratings provided by the applicable credit rating agency) of the issuer or borrower in the related Financing
Transaction:

Moody’s / S&P Rating (on stable outlook or better)	Percentage of Aggregate Facility Amount
Baa3 / BBB-	100%
Ba1 / BB+	100%
Ba2 / BB	100%
Ba3 / BB-	100%
B1 / B+	100%
B2 / B	100%
B3 / B-	85%
Caa1 / CCC+	65%
Unrated	25%
Caa2 / CCC or lower	0%
; provided that in the case of Financing Transactions where the issuer or borrower is “Unrated” and the ratio of total debt to EBITDA of such borrower or issuer on a pro forma basis after giving effect to each such Financing
Transaction is equal to or less than 5.00 to 1.00 (the calculation of such ratio to be based upon the pro forma or historical financial statements furnished to the applicable Borrower or its applicable Subsidiary in connection with such Financing Transaction, and, as applicable, used to determine the applicable ratios in the definitive documentation for such Financing Transaction) then the aggregate concentration percentage on such Financing
Transaction Borrowings shall be 75%.
In addition, in any transaction where the underwriting obligation or financing commitment of any Borrower or any of its Subsidiaries for any single Financing Transaction represents more than 50% of the total amount of such
Financing Transaction, any associated Financing Transaction Borrowing shall be subject to the following additional concentration percentages, based on the underlying corporate family ratings of the issuer or borrower in the related
Financing Transaction:
ANNEX A
Annex A-1

Moody’s / S&P Rating (on stable outlook or better)	Percentage of Aggregate Facility Amount
Baa3 / BBB-	100%
Ba1 / BB+	100%
Ba2 / BB	100%
Ba3 / BB-	100%
B1 / B+	100%
B2 / B	50%
B3 / B-	33%
Caa1 / CCC+	25%
Unrated	25%
Caa2 / CCC or lower	0%
; provided that in the case of any Financing Transaction where the issuer or borrower is “Unrated” and the ratio of total debt to EBITDA of such borrower or issuer on a pro forma basis after giving effect to each such Financing
Transaction is equal to or less than 5.00 to 1.00 then the single transaction concentration percentage on any such
Financing Transaction Borrowing shall be 75%.
Notwithstanding anything in this Annex A to the contrary, the aggregate amount of outstanding Financing
Transaction Borrowings made to finance Financing Transactions in which the underlying issue or facility rating is
CCC or lower by S&P, or Caa2 or lower by Moody’s, shall not exceed 50% of the Aggregate Facility Amount at any time.
Notwithstanding anything in the Agreement to the contrary, Category V Borrowings shall not be subject to any concentration percentage, provided that a Category V Borrowing shall not be permitted to remain outstanding for more than 45 days after such Category V Borrowing is initially made, any amount of such Category V Borrowing that remains outstanding shall be converted to, and deemed to be outstanding under, the Borrowing Category that would have otherwise applied based upon the type of transaction being financed.
All ratings determinations made for purposes of this Annex A shall be made as of the date of the relevant Financing
Transaction Borrowing.  In the event of a split rating, as applicable, the lower of the two ratings shall apply;
provided that in the event of a ratings split of two or more levels, the rating shall be deemed to be one level below the higher of the two ratings; provided, further, that in the event either of the ratings is not on stable outlook or better, the rating shall be deemed to be one level above the lower of the two ratings.
Annex A-2